                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2017

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VANECK VECTORS®
Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of June 30, 2017.

VANECK VECTORS ETFs

June 30, 2017 (unaudited)

Dear Shareholder:

The first six months of 2017 were outstanding for the suite of VanEck Vectors Country/Regional ETFs. Only one fund, VanEck Vectors Russia ETF (NYSE Arca: RSX) failed to provide a positive return for the period. Particularly satisfying was to see both our China ETFs back in the black. VanEck Vectors ChinaAMC CSI 300 ETF (NYSE Arca: PEK) and VanEck Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) posted returns of 14.83%* and 7.36%,* respectively.

China is an important part of the world economy and we believe the country continues to offer interesting investment opportunities. The good news at the end of the first half was the decision by MSCI starting in June 2018 to include 222 China A-share stocks in its MSCI Emerging Markets Index1 and other indices.

The weights may initially be low, but they are a beginning. At the end of June 2017, based on MSCI’s estimates (5% Inclusion Factor2), the pro forma weights of China A-shares will be 0.73% of MSCI Emerging Markets Index, 0.83% of MSCI AC Asia ex Japan Index,3 and 0.1% of MSCI ACWI Index.4 In an indication of what this may mean, even at these low levels, Goldman Sachs estimated that the inclusion is expected to trigger about US$12 billion of net buying from emerging markets mandates.

We believe that VanEck Vectors ChinaAMC CSI 300 ETF may be an excellent way not only to capture this thematic opportunity, but also access the stocks eventually to be included by MSCI.

A High Correlation between the CSI 300 Index and the Proposed MSCI Constituents

Of the proposed 222 MSCI constituents, 199 are CSI 300 Index5 constituents. Those overlapping constituents weight approximately 80% in the CSI 300 Index and approximately 95% in MSCI.

Based on a static simulated list of June 19, 2017 released by MSCI, the one year performance correlation between the simulated list and the CSI 300 Index is as high as 0.99.

Proposed MSCI Constituents are Highly Similar to the CSI 300 Index in Terms of Sector Allocation

	GICS Sector Name	Proposed MSCI Constituents	CSI 300 Index
1	Consumer Discretionary	10.23%	11.76%
2	Consumer Staples	9.18%	6.52%
3	Energy	2.38%	2.41%
4	Financials	36.52%	34.53%
5	Health Care	4.28%	5.16%
6	Industrials	15.54%	15.18%
7	Information Technology	5.73%	8.80%
8	Materials	7.10%	6.57%
9	Real Estate	4.68%	5.49%
10	Telecommunication Services	0.15%	0.82%
11	Utilities	4.21%	2.75%

Source: MSCI, ChinaAMC. Data as of June 19, 2017.

VanEck continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus; the suite of VanEck Vectors country and regional ETFs gives you the flexibility to do just that. We at VanEck continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to these updates, please contact us at 800.826.2333 or visit vaneck.com/subscription/to register.

1

VANECK VECTORS ETFs

(unaudited) (continued)

On the following pages, you will find the performance record of each of the funds for the six month period ending June 30, 2017. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

July 19, 2017

Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

* Returns based on each fund’s net asset value (NAV).

[1]	Morgan Stanley Capital International (MSCI) Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 845 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

[2]	Inclusion Factor. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors.

[3]	MSCI AC Asia ex Japan Index captures large- and mid-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 9 Emerging Markets (EM) countries in Asia. With 639 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4	MSCI ACWI Index captures large- and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,501 constituents, the index covers approximately 85% of the global investable equity opportunity set.

[5]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.
2

Management Discussion (unaudited)

All except one fund in the suite of VanEck Vectors Country/Regional ETFs posted positive returns during the six month period ending June 30, 2017. The top two performing funds produced solid performance: VanEck Vectors India Small-Cap ETF (NYSE Arca: SCIF) (+36.83%) and VanEck Vectors Poland ETF (NYSE Arca: PLND) (+36.81%).

The two bottom performing funds were both Russia-focused: VanEck Vectors Russia ETF (NYSE Arca: RSX) (-9.60%) and VanEck Vectors Russia Small-Cap ETF (NYSE Arca: RSXJ) (+3.17%).

January 1 through June 30, 2017
VanEck Vectors Country/Regional ETFs Total Return

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain funds reflect temporary waivers of expenses and/or fees. Had these funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The financial sector, followed by the materials sector, were the two greatest contributors to the performance of the Fund (+7.07%) for the six month period. As a consequence of the fall in crude oil prices in the period under review, the energy sector was the largest detractor from performance. Midcap companies contributed the most to performance. Geographically, Canadian and U.K. gold mining companies operating in Africa, a South African media company, and Egyptian financial companies were among the most significant contributors to positive performance. Some companies outside Africa, including companies domiciled in Indonesia, the Netherlands, Switzerland, and the U.K., were detractors from performance. Additionally, the depreciation of the Nigerian naira against the U.S. dollar, coupled with Nigerian capital controls experienced earlier in the period that delayed the Fund’s ability to repatriate its Nigerian naira, had a negative impact on performance.

Brazil

Despite both the economic and political challenges Brazil continues to face, the first six months of 2017 were an excellent period, bringing with it a Fund return of 21.24%. On the economic front, the first three months of the year were notable for the fact that, after eight consecutive quarters of contraction, the economy expanded by 1%.1 This was the first expansion after one of the worst recessions the country has ever experienced. The boost to the economy came from a smaller drag from consumer spending and a jump in exports. However investment continued to contract and public spending fell.2 On the political front, serious challenges remain and the position of President Temer could hardly be described as secure. In the last week of June, Brazil’s top prosecutor indicted the president, accusing him of taking bribes from JBS, the largest meatpacker in the world.3 Consequently, increasing doubt surrounds the prospect of success for the various reform measures, in particular those involving social security, he and his administration have planned.

3

VANECK VECTORS ETFs

(unaudited) (continued)

Perhaps continuing to anticipate a brighter future for the country, both Brazilian mid-cap and small-cap companies performed well over the period under review. The consumer discretionary sector, followed by the healthcare and materials sectors, all delivered healthy performance. Not one sector detracted from performance, but the energy sector contributed the least.

China

After the uncertainties faced by the two VanEck Vectors China-focused ETFs in 2016, the first six months of 2017 reversed the double digit declines seen by both, with VanEck Vectors ChinaAMC SME-ChiNext ETF (CNXT) and VanEck Vectors ChinaAMC CSI 300 ETF (PEK) returning 7.36% and 14.83%, respectively. China began the year at a furious pace. At the end of June, this led the International Monetary Fund to raise its 2017 growth outlook for the country from its 6.6% forecast in April to 6.7%. However it did recommend that the country accelerate reforms and rein in credit.4

CNXT seeks to provide not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the sectors that are increasingly underpinning the growth of China’s “New Economy”. It is, therefore, not surprising that the vast majority of the Fund’s gains during the six month period came from companies in the information technology sector. Companies in the consumer discretionary sector detracted the most from performance.

All sectors contributed positively to the performance of PEK. While financial and consumer discretionary companies contributed the most to returns, telecommunications companies and energy contributed the least.

Egypt

Following a difficult year in 2016, things started to look up for Egypt in the first six months of 2017 and, in contrast with the prior 12 months, the Fund returned a respectable 6.96%. In the first quarter of 2017, the country’s economy appeared to have stabilized. According to the Ministry of Planning, GDP increased 3.9% year-on-year. This is up from the 3.8% expansion in the fourth quarter of 2016 and above the 3.7% increase the first quarter in 2016.5 A further sign of potential improvement was the 1.67% increase in urban consumer prices in May. This was down slightly from April’s 1.69% increase. Perhaps demonstrating that the impact of the significant depreciation experienced by the Egyptian pound at the end of 2016 is beginning to diminish, May’s figure was the lowest in eight months.6 However, on June 27, in a move to help comply with the terms of the country’s $12 billion loan from the International Monetary Fund, but which could also stoke inflation and test the popularity of the country’s president, Abdel Fattah al-Sisi, fuel prices were hiked by up to 50%. While expected, the rise was more than expected.7

The top two performing sectors were materials and financials. The two greatest detractors were energy and telecommunications services. Small-cap companies, with the largest average weighting during the period under review, contributed by far the most to performance. Only large-cap companies, with the smallest average weighting over the period under review, detracted from performance.

India

Despite the fact that economic growth in India slowed down sharply in the first quarter of 2017, VanEck Vectors India Small-Cap Index ETF still returned a noteworthy 36.83% for the six month period under review. At 6.1%, growth in the March quarter fell to its lowest in two years. (In the fourth quarter of 2014 growth dropped to 6.0%.)8 Although many expected to see at least some residual effects of November’s demonetization (when 1,000 rupee and 500 rupee notes, reportedly some 86% of all currency in circulation9 at the time, were banned) in early 2017 economic activity, the sharpness of the slowdown came as a surprise. Capital investments fell an annual 2.1% during the quarter and the drivers of growth remain government and consumer spending.10 Finally after 10 years, on Saturday, July 1, India will have a new system of taxes—the Goods and Services Tax (GST). Instead of a collection of duties, fees, and central and state tariffs, all goods and services will be placed in one of five different tax brackets, with each product now subject to a single tax rate across the country.11 Going forward, the move is generally seen as being positive for the country’s economy.

The consumer discretionary, industrial, and financial sectors all provided excellent returns. While still both making positive contributions, the telecommunications services and energy sectors contributed the least to performance.

4

Indonesia

The Fund enjoyed a rewarding six month period, returning 12.48%. As if to confirm the good news at the end of December last year that Fitch Ratings had revised the country’s credit rating outlook to positive and praised Indonesian policy makers for “strong structural reform,”12 the World Bank’s “June 2017 Indonesia Economic Quarterly”13 described the country’s economy as beginning 2017 on a “strong footing.” In May, S&P Global Ratings raised Indonesia’s credit rating to investment grade.14 First quarter GDP growth in 2017 rose to 5.0% from 4.9% in the last quarter of 2016. It was lifted by a rebound in government consumption and surging exports. Private consumption growth in the country has been robust, supported muted inflation and a stable rupiah. “Investment growth continues to be strong on the back of the ongoing recovery in commodity prices, continued reforms to improve the business environment, lower financing rates, and better business sentiment.”15 In an encouraging sign, while Indonesia’s consumer price index rose year-on-year in June, the annual core inflation rate (i.e., excluding government-controlled and volatile food prices) fell to 3.13% from 3.20% in May.16

All sectors, except industrials and utilities, contributed positively to performance, with financials, followed by consumer staples and telecommunication services, contributing the most. The utilities sector detracted the most from performance.

Israel

Despite economic growth in the first quarter of 2017 being slower than expected, at the end of May the Bank of Israel stated that the country’s economy was continuing to grow at a solid pace.17 The Fund returned a healthy 14.64% for the first six months of the year. On an annualized basis, Israel’s economy grew at 1.4% in the first three months of the year with the improvement in the growth of exports continuing.18 However, this contrasted with an annualized growth rate of 4.7% during the last quarter of 2016. In May, exports rose 13.0% compared to May 2016. The highest for eight months, this figure contrasted with the 5.1% drop seen in April.19

Over the period under review, the performances of all sectors, except healthcare and telecommunication services, contributed positively to performance. Healthcare companies detracted the most from performance. By far the greatest contribution came from companies in the information technology sector with the largest average weighting over the period under review. Mid-cap companies made the greatest contribution to the Fund’s performance.

Poland

The Fund had an excellent six months, returning 36.81% in the first half of 2017. While the fourth quarter of 2016 was good for Poland’s economy, with growth of 4%, the first quarter of 2017 was even better.20 Drivers of this growth were private consumption (because of a tight labor market) and a recovery in EU-funded investment.21 While exports grew during the quarter, so did imports—on the back of a stronger zloty. Fiscal results during the first quarter were also commendable. The country’s estimated fiscal deficit for January-May was only 0.3% of the annual plan. It was reassuring, too, that such strong performance was driven by better-than-expected tax collection, signaling that domestic activity was robust.22

All sectors except one contributed positively to performance. The financial sector was by far the greatest contributor to total returns. The real estate sector was the only sector to detract from performance and, then, only minimally.

Russia

After recording excellent positive returns for calendar year 2016, the first six months of 2017 were difficult not only for VanEck Vectors Russia Small-Cap ETF (RSXJ) and its peer investing in larger cap Russian stocks, VanEck Vectors Russia ETF (RSX), but also Russia’s economy. While the former fund returned a positive 3.17% for the first six months of the year, the latter lost 9.60% over the same period.

Two major factors contributing to the economy’s poor performance have, not least, been the fall in oil prices and the apparent evaporation of any hope that the election of Donald Trump as U.S. president would lead to an improvement in U.S.-Russia relations. As if to confirm this last, toward the end of June, the U.S. Senate passed a bill that would, according to the Financial Times, “tighten existing sanctions and threatens to broaden the restrictions from energy and banking to metals, mining, railways and shipping.”23 By the end of June, however,

5

VANECK VECTORS ETFs

(unaudited) (continued)

the bill remained stuck in Congress, needing technical changes passed by the Senate to be passed by the House. It looked unlikely, therefore, that the legislation would be passed before President Trump had his face-to-face meeting with Russia’s President Putin in early July.24

Energy companies were by far the most significant detractors from performance in RSX, the large-cap fund. Only the information technology sector contributed positively to performance. For the small-cap fund, RSXJ, companies in the information technology and industrial sectors performed particularly well. However, similarly sized companies in the materials were the largest detractors from performance.

Vietnam

In welcome contrast to its performance in 2016, the Fund returned +14.49% for the six month period under review. Despite a slow start to the year25 (growth declined to 5.1%26 in the first quarter partially as a result of reduced smartphone production by Samsung and the condition of the oil market), in April and May the figures for both retail sales and industrial production were strong.27 According to figures from the country’s statistics office, quoted by Bloomberg, inflation eased to a nine-month low of 3.19% in May. In the first five months of the year exports rose 17.4% from a year earlier, and pledged foreign direct investment increased 10.4%.28 Figures published at the end of June for the second quarter of the year showed that, on the back of a surge in exports, Vietnam had rejoined the group of those countries with a GDP growth of 6% or more.29

Small-cap companies, with the greatest average weighting, performed far better than either mid- or large-cap companies over the reporting period. The financial sector was the largest positive contributor to total returns. The energy sector was the only sector to detract from performance.

[1]	Trading Economics: Brazil GDP Growth Rate, https://tradingeconomics.com/brazil/gdp-growth

[2]	Ibid.

[3]	Financial Times: Brazil’s corruption probe reaches the presidency, https://www.ft.com/content/986d1376-5c08-11e7-b553-e2df1b0c3220?mhq5j=e3

[4]	Reuters: China’s economy holds up in May but slowing investment points to cooling, https://www.reuters.com/article/us-china-economy-idUSKBN1950J4

[5]	FocusEconomics: Egypt: The economy is back on its feet, growth increases in January-March period, http://www.focus-economics.com/countries/egypt/news/gdp/the-economy-is-back-on-its-feet-growth-increases-in-january-march-period

[6]	FocusEconomics: Egypt: In May inflation mercifully peaks at last, albeit at an excruciatingly high rate, http://www.focus-economics.com/countries/egypt/news/inflation/in-may-inflation-mercifully-peaks-at-last-albeit-at-an-excruciatingly

[7]	Reuters: UPDATE 3-Egypt raises fuel prices by up to 50 percent under IMF deal, https://www.reuters.com/article/egypt-economy-idUSL8N1JQ1G5

[8]	Reuters: India loses fastest growing economy tag after sharp growth slowdown, http://in.reuters.com/article/india-economy-gdp-idINKBN18S3V4

[9]	The Wall Street Journal: Why India’s Attack on Cash is Good for Bonds, http://blogs.wsj.com/indiarealtime/2016/11/15/why-indias-attack-on-cash-is-good-for-bonds/

[10]	Reuters: India loses fastest growing economy tag after sharp growth slowdown, http://in.reuters.com/article/india-economy-gdp-idINKBN18S3V4

[11]	CNN Money: India finally gets its ‘big bang’ tax reform, http://money.cnn.com/2017/06/30/news/economy/india-gst-tax-reform-rollout/index.html

[12]	The Business Times: Fitch revises Indonesia credit outlook to ‘positive’, http://www.businesstimes.com.sg/government-economy/fitch-revises-indonesia-credit-outlook-to-positive

[13]	The World Bank: June 2017 Indonesia Economic Quarterly, http://www.worldbank.org/en/country/indonesia/publication/indonesia-economic-quarterly-june-2017
6

[14]	Bloomberg: Indonesia Raised to Investment Grade by S&P on Budget Curbs, https://www.bloomberg.com/news/articles/2017-05-19/s-p-upgrades-indonesia-to-investment-grade-amid-stronger-growth

[15]	The World Bank: June 2017 Indonesia Economic Quarterly, http://www.worldbank.org/en/country/indonesia/publication/indonesia-economic-quarterly-june-2017

[16]	The Business News: Indonesia’s inflation rate picks up slightly in June, http://www.businesstimes.com.sg/government-economy/indonesias-inflation-rate-picks-up-slightly-in-june

[17]	Reuters: Israel central bank holds rates as economy growing at ’solid pace’, http://www.reuters.com/article/us-israel-cenbank-rates-idUSKBN18P0VR

[18]	Ibid.

[19]	FocusEconomics: Israel Trade May 2017, http://www.focus-economics.com/countries/israel/news/trade/exports-rebound-in-may

[20]	FocusEconomics: Poland Economic Outlook, http://www.focus-economics.com/countries/poland

[21]	Ibid.

[22]	VanEck Research/Bloomberg

[23]	Financial Times: US sanctions bill dashes investor hopes for Russian recovery, https://www.ft.com/content/2ded55d6-55cf-11e7-9fed-c19e2700005f?mhq5j=e3

[24]	CNN politics: Russia sanctions bill still stuck in Congress before Trump-Putin meeting, http://www.cnn.com/2017/06/29/politics/russia-sanctions-bill-senate/index.html

[25]	Central and Eastern European Chamber of Commerce in Vietnam: Vietnam’s economy to stay strong in 2017, http://ceecvn.org/vietnams-economy-stay-strong-2017/

[26]	Bloomberg: Vietnam’s Prime Minister Says He’s Confident of 6.7% Growth Goal, https://www.bloomberg.com/news/articles/2017-05-28/vietnam-s-prime-minister-says-he-s-confident-of-6-7-growth-goal

[27]	FocusEconomics: Vietnam Economic Outlook, http://www.focus-economics.com/countries/vietnam

[28]	Bloomberg: Vietnam’s Prime Minister Says He’s Confident of 6.7% Growth Goal, https://www.bloomberg.com/news/articles/2017-05-28/vietnam-s-prime-minister-says-he-s-confident-of-6-7-growth-goal

[29]	Bloomberg: Vietnam Rejoins Club of 6%-GDP-Growth Nations as Exports Surge, https://www.bloomberg.com/news/articles/2017-06-29/vietnam-s-economy-expands-at-faster-pace-in-second-quarter
7

VANECK VECTORS ETF TRUST

PERFORMANCE COMPARISON

June 30, 2017 (unaudited) (continued)

VANECK VECTORS AFRICA INDEX ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVAFKTR[1]	Share Price	NAV	MVAFKTR[1]
Six Months	9.15%	8.41%	11.53%	9.15%	8.41%	11.53%
One Year	10.65%	10.63%	16.03%	10.65%	10.63%	16.03%
Five Year	(2.29)%	(2.05)%	(0.18)%	(10.93)%	(9.86)%	(0.88)%
Life*	(4.59)%	(4.50)%	(2.91)%	(34.38)%	(33.87)%	(23.29)%

*	Commencement of Fund: 7/10/08; First Day of Secondary Market Trading: 7/14/08

[1]	MVISTM GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVISTM GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

VANECK VECTORS BRAZIL SMALL-CAP ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVBRFTR[1]	Share Price	NAV	MVBRFTR[1]
Six Months	22.09%	21.24%	21.65%	22.09%	21.24%	21.65%
One Year	34.95%	34.62%	35.44%	34.95%	34.62%	35.44%
Five Year	(9.15)%	(9.01)%	(8.31)%	(38.11)%	(37.65)%	(35.21)%
Life*	1.40%	1.48%	2.16%	11.98%	12.74%	18.98%

*	Commencement of Fund: 5/12/09; First Day of Secondary Market Trading: 5/14/09

[1]	MVISTM Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

VANECK VECTORS CHINAAMC CSI 300 ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	CSIR0300[1]	Share Price	NAV	CSIR0300[1]
Six Months	15.03%	14.83%	14.62%	15.03%	14.83%	14.62%
One Year	16.01%	15.75%	16.87%	16.01%	15.75%	16.87%
Five Year	7.48%	7.44%	9.24%	43.44%	43.19%	55.57%
Life*	1.97%	2.08%	3.76%	14.01%	14.80%	28.15%

*	Commencement of Fund: 10/13/10; First Day of Secondary Market Trading: 10/14/10

[1]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	SZ399611[1]	Share Price	NAV	SZ399611[1]
Six Months	8.84%	7.36%	7.60%	8.84%	7.36%	7.60%
One Year	(6.72)%	(7.44)%	(5.23)%	(6.72)%	(7.44)%	(5.23)%
Life*	8.53%	8.49%	11.54%	27.19%	27.03%	37.82%

*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14

[1]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

VANECK VECTORS EGYPT INDEX ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVEGPTTR[1]	Share Price	NAV	MVEGPTTR[1]
Six Months	5.34%	6.96%	6.90%	5.34%	6.96%	6.90%
One Year	(21.35)%	(21.85)%	(7.18)%	(21.35)%	(21.85)%	(7.18)%
Five Year	(8.45)%	(8.41)%	(4.36)%	(35.69)%	(35.56)%	(20.00)%
Life*	(11.45)%	(11.46)%	(9.29)%	(59.18)%	(59.21)%	(51.23)%

*	Commencement of Fund: 2/16/10; First Day of Secondary Market Trading: 2/18/10

[1]	MVISTM Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVSCIFTR[1]	Share Price	NAV	MVSCIFTR[1]
Six Months	36.69%	36.83%	34.92%	36.69%	36.83%	34.92%
One Year	33.36%	34.08%	33.48%	33.36%	34.08%	33.48%
Five Year	7.51%	7.71%	8.08%	43.65%	44.96%	47.50%
Life*	(3.83)%	(3.73)%	(3.53)%	(23.47)%	(22.94)%	(21.80)%

*	Commencement of Fund: 8/24/10; First Day of Secondary Market Trading: 8/25/10

[1]	MVISTM India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK VECTORS ETF TRUST

PERFORMANCE COMPARISON

June 30, 2017 (unaudited) (continued)

VANECK VECTORS INDONESIA INDEX ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVIDXTR[1]	Share Price	NAV	MVIDXTR[1]
Six Months	13.33%	12.48%	12.51%	13.33%	12.48%	12.51%
One Year	11.56%	11.55%	13.19%	11.56%	11.55%	13.19%
Five Year	(0.48)%	(0.44)%	0.42%	(2.37)%	(2.18)%	2.11%
Life*	15.25%	15.21%	16.07%	232.10%	230.94%	252.47%

*	Commencement of Fund: 1/15/09; First Day of Secondary Market Trading: 1/20/09

[1]	MVISTM Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

VANECK VECTORS ISRAEL ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	BLSNTR[1]	Share Price	NAV	BLSNTR[1]
Six Months	15.14%	14.64%	14.96%	15.14%	14.64%	14.96%
One Year	18.40%	17.27%	18.18%	18.40%	17.27%	18.18%
Life*	6.65%	6.56%	7.04%	29.50%	29.03%	31.37%

*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13

[1]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

VANECK VECTORS POLAND ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVPLNDTR[1]	Share Price	NAV	MVPLNDTR[1]
Six Months	38.15%	36.81%	33.16%	38.15%	36.81%	33.16%
One Year	46.05%	45.80%	41.89%	46.05%	45.80%	41.89%
Five Year	2.83%	2.85%	2.53%	14.99%	15.11%	13.32%
Life*	(0.97)%	(1.02)%	(1.09)%	(7.17)%	(7.52)%	(8.02)%

*	Commencement of Fund: 11/24/09; First Day of Secondary Market Trading: 11/25/09

[1]	MVISTM Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK VECTORS RUSSIA ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVRSXTR[1]	Share Price	NAV	MVRSXTR[1]
Six Months	(9.64)%	(9.60)%	(9.63)%	(9.64)%	(9.60)%	(9.63)%
One Year	11.86%	10.66%	11.65%	11.86%	10.66%	11.65%
Five Year	(3.25)%	(3.38)%	(3.36)%	(15.23)%	(15.79)%	(15.72)%
Ten Year	(5.16)%	(5.14)%	(5.37)%	(41.11)%	(41.01)%	(42.39)%

*	Commencement of Fund: 4/24/07; First Day of Secondary Market Trading: 4/30/07

[1]	MVISTM Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

VANECK VECTORS RUSSIA SMALL-CAP ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVRSXJTR[1]	Share Price	NAV	MVRSXJTR[1]
Six Months	2.71%	3.17%	3.32%	2.71%	3.17%	3.32%
One Year	48.79%	49.74%	51.08%	48.79%	49.74%	51.08%
Five Year	0.55%	0.60%	0.94%	2.78%	3.05%	4.81%
Life*	(8.26)%	(8.22)%	(8.02)%	(41.48)%	(41.32)%	(40.52)%

*	Commencement of Fund: 4/13/11; First Day of Secondary Market Trading: 4/14/11

[1]	MVISTM Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

VANECK VECTORS VIETNAM ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVVNMTR[1]	Share Price	NAV	MVVNMTR[1]
Six Months	14.49%	14.49%	15.09%	14.49%	14.49%	15.09%
One Year	4.67%	3.73%	5.09%	4.67%	3.73%	5.09%
Five Year	(1.33)%	(1.11)%	0.29%	(6.47)%	(5.43)%	1.45%
Life*	(4.35)%	(4.40)%	(3.56)%	(29.60)%	(29.85)%	(24.88)%

*	Commencement of Fund: 8/11/09; First Day of Secondary Market Trading: 8/14/09

[1]	MVISTM Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain Funds reflect temporary waivers of expenses and/or fees. Had these Funds incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The CSI 300 Index is published by China Securities Index Co., Ltd. and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd, which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, CSI 300 Index, MVIS, and SME-ChiNext Index are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

12

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2017 —
	January 1, 2017	June 30, 2017	During Period	June 30, 2017
Africa Index ETF
Actual	$1,000.00	$1,084.10	0.89%	$4.60
Hypothetical**	$1,000.00	$1,020.38	0.89%	$4.46
Brazil Small-Cap ETF
Actual	$1,000.00	$1,212.40	0.60%	$3.29
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
ChinaAMC CSI 300 ETF
Actual	$1,000.00	$1,148.30	0.74%	$3.94
Hypothetical**	$1,000.00	$1,021.12	0.74%	$3.71
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$1,073.60	0.80%	$4.11
Hypothetical**	$1,000.00	$1,020.83	0.80%	$4.01
Egypt Index ETF
Actual	$1,000.00	$1,069.60	0.94%	$4.82
Hypothetical**	$1,000.00	$1,020.13	0.94%	$4.71
India Small-Cap Index ETF
Actual	$1,000.00	$1,368.30	0.71%	$4.17
Hypothetical**	$1,000.00	$1,021.27	0.71%	$3.56
Indonesia Index ETF
Actual	$1,000.00	$1,124.80	0.57%	$3.00
Hypothetical**	$1,000.00	$1,021.97	0.57%	$2.86
Israel ETF
Actual	$1,000.00	$1,146.40	0.59%	$3.14
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Poland ETF
Actual	$1,000.00	$1,368.10	0.64%	$3.76
Hypothetical**	$1,000.00	$1,021.62	0.64%	$3.21
Russia ETF
Actual	$1,000.00	$904.00	0.65%	$3.07
Hypothetical**	$1,000.00	$1,021.57	0.65%	$3.26
Russia Small-Cap ETF
Actual	$1,000.00	$1,031.70	0.76%	$3.83
Hypothetical**	$1,000.00	$1,021.03	0.76%	$3.81
Vietnam ETF
Actual	$1,000.00	$1,144.90	0.68%	$3.62
Hypothetical**	$1,000.00	$1,021.42	0.68%	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
14

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.1%
Canada: 11.2%
495,529	Africa Oil Corp. (SEK) * #	$741,769
208,500	B2Gold Corp. (USD) *	585,885
224,774	First Quantum Minerals Ltd.	1,898,645
418,867	IAMGOLD Corp. (USD) *	2,161,354
602,526	Ivanhoe Mines Ltd. *	1,934,653
264,410	Semafo, Inc. *	608,752
		7,931,058
Egypt: 13.4%
1,291,879	Commercial International Bank Egypt SAE (GDR) Reg S	5,813,456
377,744	Egyptian Financial Group-Hermes Holding Co. (GDR) Reg S	985,912
4,910,612	Orascom Telecom Holding SAE *	1,880,775
1,845,893	Talaat Moustafa Group	803,758
		9,483,901
India: 1.2%
26,019	Makemytrip Ltd. (USD) *	872,937
Kenya: 4.2%
13,419,700	Safaricom Ltd.	2,944,052
Mauritius: 1.3%
352,997	Rockcastle Global Real Estate Co. Ltd. (ZAR)	961,262
Morocco: 10.6%
52,127	Attijariwafa Bank	2,375,519
65,696	Banque Centrale Populaire #	1,976,999
47,666	Banque Marocaine du Commerce Exterieur #	1,076,581
141,763	Maroc Telecom	2,061,951
		7,491,050
Nigeria: 8.8%
27,865,821	Guaranty Trust Bank Plc	2,576,463
270,179	Nestle Nigeria Plc	646,398
3,528,466	Nigerian Breweries Plc	1,508,465
27,051,211	Zenith Bank Ltd.	1,500,543
		6,231,869
Singapore: 1.4%
3,639,600	Golden Agri-Resources Ltd. #	991,271
South Africa: 30.2%
24,404	Al Noor Hospitals Group Plc (GBP) #	235,426
5,301	Anglo American Platinum Ltd. * #	121,252
28,188	AngloGold Ashanti Ltd. (ADR)	273,987
28,962	Aspen Pharmacare Holdings Ltd. #	634,523
21,945	AVI Ltd.	159,113
32,578	Barclays Africa Group Ltd. #	357,663
9,694	Barloworld Ltd. #	80,432
22,781	Bid Corp Ltd. #	519,599
23,980	Bidvest Group Ltd. #	288,336
4,753	Capitec Bank Holdings Ltd. #	301,086
15,387	Clicks Group Ltd. #	164,199
21,570	Coronation Fund Managers Ltd. #	107,333
28,326	Discovery Ltd. #	276,582
10,999	EOH Holdings Ltd.	105,604
15,723	Exxaro Resources Ltd. #	111,536
280,737	FirstRand Ltd. #	1,010,884
Number of Shares		Value

South Africa: (continued)
10,594	Foschini Group Ltd. #	$111,004
52,183	Gold Fields Ltd. (ADR)	181,597
30,863	Impala Platinum Holdings Ltd. * #	86,872
10,741	Imperial Holdings Ltd. #	131,679
16,956	Investec Ltd. #	124,783
48,205	Investec PCL (GBP) #	359,219
11,766	Liberty Holdings Ltd. #	101,035
79,841	Life Healthcare Group Holdings Ltd. † #	156,165
84,474	MMI Holdings Ltd.	130,491
9,305	Mondi Ltd. #	240,618
16,210	Mr Price Group Ltd. † #	192,956
117,877	MTN Group Ltd. #	1,026,018
28,380	Naspers Ltd. #	5,580,423
14,706	Nedbank Group Ltd. #	234,458
75,824	Netcare Ltd. #	148,881
32,303	Pick n Pay Stores Ltd. #	145,388
12,298	Pioneer Foods Ltd.	127,133
9,722	PSG Group Ltd.	178,079
52,479	Rand Merchant Investment Holdings Ltd. #	156,178
34,999	Remgro Ltd. #	570,048
55,512	RMB Holdings Ltd. #	249,010
129,723	Sanlam Ltd. #	641,520
25,355	Sappi Ltd. #	168,475
40,210	Sasol Ltd. (ADR) †	1,123,870
35,928	Shoprite Holdings Ltd. #	547,009
30,870	Sibanye Gold Ltd. (ADR) †	142,928
10,328	Spar Group Ltd. #	121,516
98,329	Standard Bank Group Ltd. #	1,081,210
250,353	Steinhoff International Holdings NV #	1,280,834
23,076	Telkom SA SOC Ltd. #	108,383
11,672	Tiger Brands Ltd. #	327,663
22,914	Truworths International Ltd. #	124,994
30,585	Vodacom Group Ltd. #	383,732
69,293	Woolworths Holdings Ltd. #	326,336
		21,358,060
United Kingdom: 13.9%
91,335	Anglo American Plc * #	1,216,931
1,468,742	Cenatamin Plc #	2,958,695
326,378	Old Mutual Plc #	821,199
26,147	Randgold Resources Ltd. (ADR)	2,312,964
1,278,265	Tullow Oil Plc † #	2,506,064
		9,815,853
United States: 1.9%
133,219	Kosmos Energy Ltd. * †	853,934
4,283	Royal Caribbean Cruises Ltd.	467,832
		1,321,766
Total Common Stocks (Cost: $60,703,621)		69,403,079
REAL ESTATE INVESTMENT TRUSTS: 1.7%
South Africa: 1.7%
62,553	Fortress Income Fund Ltd. #	165,730
211,675	Growthpoint Properties Ltd. #	395,379
19,095	Hyprop Investments Ltd.	170,146
318,113	Redefine Properties Ltd. #	255,441
21,516	Resilient REIT Ltd. #	200,059

See Notes to Financial Statements

15

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares	Value

Total Real Estate Investment Trusts (Cost: $1,170,960)	$1,186,755
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $61,874,581)	70,589,834

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.6%
Repurchase Agreements: 1.6%
$1,000,000	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $1,000,096; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
Principal Amount		Value

Repurchase Agreements: (continued)
$59,174	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $59,179; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $60,358 including accrued interest)	$59,174
96,241	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $96,250; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $98,166 including accrued interest)	96,241
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,155,415)		1,155,415
Total Investments: 101.4% (Cost: $63,029,996)		71,745,249
Liabilities in excess of other assets: (1.4)%		(975,223)
NET ASSETS: 100.0%		$70,770,026

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,088,279.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,241,376 which represents 45.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	12.9%	$9,088,995
Consumer Staples	7.4	5,257,754
Energy	6.0	4,213,303
Financials	32.6	23,006,251
Health Care	1.7	1,174,995
Industrials	0.5	368,768
Information Technology	0.1	105,604
Materials	22.7	16,017,478
Real Estate	4.2	2,951,775
Telecommunication Services	11.9	8,404,911
	100.0%	$70,589,834

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$7,189,289	$741,769	$—	$7,931,058
Egypt	9,483,901	—	—	9,483,901
India	872,937	—	—	872,937
Kenya	2,944,052	—	—	2,944,052
Mauritius	961,262	—	—	961,262
Morocco	4,437,470	3,053,580	—	7,491,050
Nigeria*	6,231,869	—	—	6,231,869
Singapore	—	991,271	—	991,271
South Africa	2,422,802	18,935,258	—	21,358,060
United Kingdom	2,312,964	7,502,889	—	9,815,853
United States	1,321,766	—	—	1,321,766
Real Estate Investment Trusts
South Africa	170,146	1,016,609	—	1,186,755
Repurchase Agreements	—	1,155,415	—	1,155,415
Total	$38,348,458	$33,396,791	$—	$71,745,249

*	The Nigerian securities were valued using Level 1 quoted prices, and used the Nigerian Autonomous Foreign Exchange Rate Fixing (NAFEX) to translate the Nigerian naira into U.S. dollars.

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $3,258,042 and transfers from Level 2 to Level 1 were $14,151,649. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
South Africa
Balance as of December 31, 2016	$0
Realized gain (loss)	(90,343)
Net change in unrealized appreciation (depreciation)	93,562
Purchases	—
Sales	(3,219)
Transfers in and/or out of level 3	—
Balance as of June 30, 2017	$—

See Notes to Financial Statements

17

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 79.0%
Automobiles & Components: 1.6%
124,700	Mahle-Metal Leve SA Industria e Comercio	$732,112
158,900	Tupy SA	762,628
		1,494,740
Capital Goods: 1.6%
296,225	Iochpe Maxion SA	1,487,876
Commercial & Professional Services: 1.3%
35,906	Atento SA (USD) *	400,352
179,940	Valid Solucoes SA	804,404
		1,204,756
Consumer Durables & Apparel: 10.8%
113,350	Arezzo Industria e Comercio SA	1,119,164
569,750	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,884,892
291,550	Even Construtora e Incorporadora SA	347,618
272,694	EZ Tec Empreendimentos e Participacoes SA	1,461,052
301,850	Grendene SA	2,335,240
705,000	MRV Engenharia e Participacoes SA	2,877,117
		10,025,083
Consumer Services: 4.9%
308,950	CVC Brasil Operadora e Agencia de Viagens SA	3,020,583
117,950	GAEC Educacao SA	583,181
121,600	Ser Educacional SA Reg S 144A	899,273
		4,503,037
Energy: 5.3%
474,395	Cosan Ltd. (USD)	3,040,872
63,800	Modec, Inc. #	1,421,874
258,350	QGEP Participacoes SA	467,898
		4,930,644
Food, Beverage & Tobacco: 5.0%
196,614	Adecoagro SA (USD) *	1,964,174
503,050	Marfrig Alimentos SA *	1,026,478
245,650	Minerva SA	912,781
108,900	SLC Agricola SA	693,589
		4,597,022
Health Care Equipment & Services: 4.5%
137,900	Alliar Medicos A Frente SA *	730,105
101,900	Instituto Hermes Pardini SA	738,205
774,400	Odontoprev SA	2,723,221
		4,191,531
Insurance: 1.4%
222,700	Wiz Solucoes e Corretagem de Seguros SA	1,236,886
Materials: 3.7%
1,120,375	Duratex SA	2,762,976
59,450	Magnesita Refratarios SA	660,376
		3,423,352
Number of Shares		Value

Media: 3.2%
164,400	Smiles SA	$2,996,309
Real Estate: 4.5%
223,223	Aliansce Shopping Centers SA	1,015,416
241,500	BR Properties SA	656,801
251,750	Iguatemi Empresa de Shopping Centers SA	2,501,618
		4,173,835
Retailing: 7.3%
468,898	B2W Cia Global Do Varejo *	1,655,983
203,750	Cia Hering SA	1,214,665
24,550	Magazine Luiza SA	1,897,069
613,450	Via Varejo SA	2,014,651
		6,782,368
Software & Services: 7.7%
354,450	Linx SA	1,909,787
1,297,865	Sonda SA	2,127,965
343,450	Totvs SA	3,126,702
		7,164,454
Telecommunication Services: 0.9%
692,400	Oi SA *	844,365
Transportation: 3.7%
651,540	EcoRodovias Infraestrutura e Logistica SA	2,035,509
57,974	Gol Linhas Aereas Inteligentes SA (ADR) * †	658,585
59,150	Julio Simoes Logistica SA *	124,981
194,859	Prumo Logistica SA *	617,592
		3,436,667
Utilities: 11.6%
662,600	AES Tiete Energia SA	2,730,082
711,837	Alupar Investimento SA	3,886,966
201,196	Cia de Saneamento de Minas Gerais SA	2,429,243
250,950	Light SA *	1,697,543
		10,743,834
Total Common Stocks (Cost: $59,923,850)		73,236,759
PREFERRED STOCKS: 19.2%
Banks: 1.1%
198,253	Banco ABC Brasil SA	1,004,760
Capital Goods: 2.2%
1,512,250	Marcopolo SA	1,296,384
542,100	Randon Implementos e Participacoes SA *	752,712
		2,049,096
Consumer Durables & Apparel: 1.8%
400,355	Alpargatas SA	1,656,816
Materials: 7.0%
620,900	Bradespar SA	3,860,829
1,794,600	Metalurgica Gerdau SA *	2,692,252
		6,553,081

See Notes to Financial Statements

18

Number of Shares		Value

Utilities: 7.1%
48,192	Cia de Gas de Sao Paulo	$672,497
913,800	Cia de Saneamento do Parana	3,006,556
403,050	Cia Energetica de Sao Paulo	1,883,309
263,750	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,007,105
		6,569,467
Total Preferred Stocks (Cost: $12,597,620)		17,833,220
REAL ESTATE INVESTMENT TRUST: 1.8% (Cost: $1,773,796)
Real Estate: 1.8%
53,551	FII BTG Pactual Corporate Office Fund	1,630,987
WARRANTS: 0.0% (Cost: $0)
Capital Goods: 0.0%
7,727	Iochpe Maxion SA Warrants (BRL 12.70, expiring 06/03/19)*	15,837
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $74,295,266)		92,716,803
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.0%
Repurchase Agreements: 0.0%
$2,201	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $2,201; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $2,245 including accrued interest)	$2,201
119	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $119; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $121 including accrued interest)	119
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,320)		2,320
Total Investments: 100.0% (Cost: $74,297,586)		92,719,123
Other assets less liabilities: 0.0%		9,767
NET ASSETS: 100.0%		$92,728,890

ADR	American Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,204.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,421,874 which represents 1.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $899,273, or 1.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	29.6%	$27,458,353
Consumer Staples	5.0	4,597,022
Energy	5.3	4,930,644
Financials	4.2	3,872,633
Health Care	4.5	4,191,531
Industrials	8.8	8,194,232
Information Technology	7.7	7,164,454
Materials	10.8	9,976,433
Real Estate	4.5	4,173,835
Telecommunication Services	0.9	844,365
Utilities	18.7	17,313,301
	100.0%	$92,716,803

See Notes to Financial Statements

19

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$1,494,740	$—	$—	$1,494,740
Capital Goods	1,487,876	—	—	1,487,876
Commercial & Professional Services	1,204,756	—	—	1,204,756
Consumer Durables & Apparel	10,025,083	—	—	10,025,083
Consumer Services	4,503,037	—	—	4,503,037
Energy	3,508,770	1,421,874	—	4,930,644
Food, Beverage & Tobacco	4,597,022	—	—	4,597,022
Health Care Equipment & Services	4,191,531	—	—	4,191,531
Insurance	1,236,886	—	—	1,236,886
Materials	3,423,352	—	—	3,423,352
Media	2,996,309	—	—	2,996,309
Real Estate	4,173,835	—	—	4,173,835
Retailing	6,782,368	—	—	6,782,368
Software & Services	7,164,454	—	—	7,164,454
Telecommunication Services	844,365	—	—	844,365
Transportation	3,436,667	—	—	3,436,667
Utilities	10,743,834	—	—	10,743,834
Preferred Stock*	17,833,220	—	—	17,833,220
Real Estate Investment Trust*	1,630,987	—	—	1,630,987
Warrants*	15,837	—	—	15,837
Repurchase Agreements	—	2,320	—	2,320
Total	$91,294,929	$1,424,194	$—	$92,719,123

*	See Schedule of Investments for security type and industry sector breakouts.

During the period ended June 30, 2017, transfers of securities from Level 2 to Level 1 were $6,454,420. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

20

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Automobiles & Components: 3.0%
30,481	Byd Co. Ltd. #	$224,569
19,509	China Shipbuilding Industry Group Power Co. Ltd. #	72,775
109,885	Chongqing Changan Automobile Co. Ltd. #	233,719
10,200	Chongqing Sokon Industry Group Co. Ltd. #	30,006
79,100	Fuyao Glass Industry Group Co. Ltd. #	303,861
67,774	Great Wall Motor Co. Ltd. #	132,857
88,673	Huayu Automotive Systems Co. Ltd. #	317,071
197,663	SAIC Motor Corp. Ltd. #	905,513
13,600	Shandong Linglong Tyre Co. Ltd.	44,989
13,600	Triangle Tyre Co. Ltd. *	52,752
77,592	Wanxiang Qianchao Co. Ltd. #	121,532
23,400	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd. #	88,184
17,500	Zhejiang Century Huatong Group Co. Ltd.	93,585
		2,621,413
Banks: 17.1%
2,153,600	Agricultural Bank of China Ltd #	1,118,342
685,346	Bank of Beijing Co. Ltd. #	926,906
1,187,400	Bank of China Ltd. #	647,848
1,547,716	Bank of Communications Co. Ltd. #	1,406,488
38,700	Bank of Guiyang Co. Ltd.	90,237
22,500	Bank of Hangzhou Co. Ltd.	49,278
71,400	Bank of Jiangsu Co. Ltd.	97,826
204,837	Bank of Nanjing Co. Ltd. #	338,778
109,804	Bank of Ningbo Co. Ltd. #	312,684
37,300	Bank of Shanghai Co. Ltd. *	140,498
172,800	China CITIC Bank Corp. Ltd. #	160,308
378,200	China Construction Bank Corp. #	343,075
897,100	China Everbright Bank Co. Ltd. #	535,837
580,860	China Merchants Bank Co. Ltd. #	2,048,453
1,331,755	China Minsheng Banking Corp. Ltd. #	1,614,588
361,056	Huaxia Bank Co. Ltd. #	490,979
1,215,104	Industrial & Commercial Bank of China Ltd. #	941,152
702,291	Industrial Bank Co. Ltd. #	1,746,615
11,100	Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd. #	25,775
483,509	Ping An Bank Co. Ltd. #	669,579
633,413	Shanghai Pudong Development Bank Co. Ltd. #	1,181,960
		14,887,206
Capital Goods: 11.3%
25,900	AVIC Aero-Engine Controls Co. Ltd. #	74,728
78,000	AVIC Aircraft Co. Ltd. #	212,106
55,100	AVIC Aviation Engine Corp. Plc #	221,771
13,400	AVIC Helicopter Co. Ltd.	90,454
29,799	China Avionics Systems Co. Ltd. #	76,350
120,975	China Baoan Group Co. Ltd. #	144,405
86,024	China Communications Construction Co. Ltd. #	201,729
38,600	China CSSC Holdings Ltd. * #	130,254
155,700	China Gezhouba Group Co. Ltd. #	258,317
Number of Shares		Value

Capital Goods: (continued)
111,300	China National Chemical Engineering Co. Ltd. #	$114,781
29,700	China Nuclear Engineering Corp. Ltd. *	52,431
259,000	China Railway Construction Corp. Ltd. #	459,855
420,008	China Railway Group Ltd. #	537,378
580,600	China Shipbuilding Industry Co. Ltd. * # §	555,401
33,400	China Spacesat Co. Ltd. #	137,189
845,091	China State Construction Engineering Corp. Ltd. #	1,206,771
84,200	CITIC Heavy Industries Co. Ltd. # §	62,787
548,145	CRRC Corp. Ltd. #	818,302
18,300	CSSC Offshore and Marine Engineering Group Co. Ltd.	73,897
29,800	Guoxuan High-Tech Co. Ltd. #	138,764
48,000	Han’s Laser Technology Co. Ltd. #	245,262
62,800	Jiangsu Zhongnan Construction Group Co. Ltd. #	60,342
120,800	Jiangsu Zhongtian Technology Co. Ltd. #	214,687
47,675	Luxshare Precision Industry Co. Ltd. #	205,121
301,700	Metallurgical Corp of China Ltd. * #	223,097
82,111	NARI Technology Co. Ltd. #	213,905
258,700	Power Construction Corp. of China Ltd. #	302,283
215,700	Sany Heavy Industry Co. Ltd. #	258,639
250,648	Shanghai Construction Group Co. Ltd. #	141,229
194,100	Shanghai Electric Group Co. Ltd. * # §	221,426
106,300	Shanghai Tunnel Engineering Co. Ltd. #	158,365
56,249	Shenzhen Inovance Technology Co. Ltd. #	212,011
61,600	Siasun Robot & Automation Co. Ltd. * #	177,194
89,361	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	144,823
216,307	TBEA Co. Ltd. #	329,450
136,600	Weichai Power Co. Ltd. #	266,034
236,900	XCMG Construction Machinery Co. Ltd. #	130,952
79,651	Xiamen C & D, Inc. #	151,932
88,000	Xinjiang Goldwind Science and Technology Co. Ltd. #	200,708
24,000	Zhejiang Chint Electrics Co. Ltd.	71,110
74,953	Zhengzhou Yutong Bus Co. Ltd. #	242,980
247,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	163,889
		9,903,109
Commercial & Professional Services: 1.0%
60,300	Beijing Orient Landscape Co. Ltd. #	148,803
105,941	Beijing Originwater Technology Co. Ltd. #	291,597
83,600	Eternal Asia Supply Chain Management Ltd. #	106,486

See Notes to Financial Statements

21

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Commercial & Professional Services: (continued)
74,300	Jihua Group Corp. Ltd. #	$96,400
21,799	Shanghai Environment Group Co. Ltd. *	85,808
28,880	Sound Environmental Co. Ltd. #	149,599
		878,693
Consumer Durables & Apparel: 5.0%
270,928	Gree Electric Appliances, Inc. #	1,645,462
29,600	Guangdong Alpha Animation and Culture Co. Ltd. #	73,786
26,534	Hangzhou Robam Appliances Co. Ltd. #	170,260
44,140	Hisense Electric Co. Ltd. #	98,766
158,000	Leo Group Co. Ltd. #	76,680
254,795	Midea Group Co. Ltd. #	1,618,161
171,800	Qingdao Haier Co. Ltd. #	381,456
478,500	TCL Corp. # §	245,772
18,900	YTO Express Group Co. Ltd.	54,606
		4,364,949
Consumer Services: 0.9%
55,200	China International Travel Service Corp. Ltd. #	245,325
13,700	Giant Network Group Co. Ltd.	93,388
185,020	Shenzhen Overseas Chinese Town Co. Ltd. #	274,597
40,900	Songcheng Performance Development Co. Ltd. #	125,941
		739,251
Diversified Financials: 8.4%
102,780	Anxin Trust Co. Ltd. #	206,150
252,886	AVIC Capital Co. Ltd. #	210,726
104,400	Bohai Financial Investment Holding Co. Ltd. * #	103,683
45,200	Central China Securities Co. Ltd.	67,062
36,300	China Galaxy Securities Co. Ltd. *	63,494
128,700	China Merchants Securities Co. Ltd. #	326,911
443,300	CITIC Securities Co. Ltd. #	1,112,561
62,200	Dongxing Securities Co. Ltd. #	158,148
110,071	Everbright Securities Co. Ltd. * #	242,315
21,880	First Capital Securities Co. Ltd. #	29,744
231,850	Founder Securities Co. Ltd. #	339,582
254,150	Guotai Junan Securities Co. Ltd. #	768,910
138,630	Guoyuan Securities Co. Ltd. #	271,080
455,835	Haitong Securities Co. Ltd. #	998,867
61,200	Huaan Securities Co. Ltd. *	91,072
184,104	Huatai Securities Co. Ltd. #	486,060
264,018	Industrial Securities Co. Ltd. *	289,310
175,400	Orient Securities Co. Ltd. #	359,909
384,035	Pacific Securities Co. Ltd. #	227,752
62,600	SDIC Essence Holdings Co. Ltd. #	143,567
339,038	Shenwan Hongyuan Group Co. Ltd. #	280,042
119,400	Sinolink Securities Co. Ltd. #	206,402
135,300	SooChow Securities Co. Ltd. #	224,177
159,028	Southwest Securities Co. Ltd. * #	131,599
		7,339,123
Number of Shares		Value

Energy: 2.4%
137,076	China Merchants Energy Shipping Co. Ltd. # §	$103,994
592,300	China Petroleum & Chemical Corp. #	518,056
125,110	China Shenhua Energy Co. Ltd. # §	421,488
176,600	Guanghui Energy Co. Ltd. #	107,848
124,380	Offshore Oil Engineering Co. Ltd. #	114,391
273,700	PetroChina Co. Ltd. #	310,362
169,207	Shaanxi Coal Industry Co. Ltd. * #	176,476
88,700	Shanxi Xishan Coal and Electricity Power Co. Ltd. #	114,708
101,700	Sinopec Oilfield Service Corp. * #	50,063
279,910	Wintime Energy Co. Ltd. #	147,415
21,800	Yanzhou Coal Mining Co. Ltd. #	39,356
		2,104,157
Financials: 1.7%
186,800	Changjiang Securities Co. Ltd. #	261,079
166,656	GF Securities Co. Ltd. #	424,093
99,750	Guoyuan Securities Co. Ltd. #	179,979
79,248	Northeast Securities Co. Ltd. #	117,449
166,122	Sealand Securities Co. Ltd. #	134,828
95,800	Shanxi Securities Co. Ltd. #	135,372
98,714	Western Securities Co. Ltd. #	207,183
		1,459,983
Food, Beverage & Tobacco: 6.5%
115,675	Beijing Dabeinong Technology Group Co. Ltd. #	107,300
57,900	COFCO Tunhe Co. Ltd. #	80,642
25,100	Fujian Sunner Development Co. Ltd. #	55,036
55,667	Henan Shuanghui Investment and Development Co. Ltd.	194,986
342,500	Inner Mongolia Yili Industrial Group Co. Ltd. #	1,091,249
34,099	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	436,503
28,326	Kweichow Moutai Co. Ltd. #	1,972,155
39,393	Luzhou Laojiao Co. Ltd. #	293,918
19,500	Muyuan Foodstuff Co. Ltd. #	78,294
118,800	New Hope Liuhe Co. Ltd. #	144,047
45,200	Shanghai Bailian Group Co. Ltd. * #	108,343
107,000	Wuliangye Yibin Co. Ltd. #	878,876
215,656	Yonghui Superstores Co. Ltd. #	225,302
		5,666,651
Health Care Equipment & Services: 0.9%
27,256	Huadong Medicine Co. Ltd. #	199,827
68,046	Meinian Onehealth Healthcare Holdings Co. Ltd. * #	170,792
46,465	Searainbow Holding Corp. * # §	170,840
64,973	Shanghai Pharmaceuticals Holding Co. Ltd. #	276,810
		818,269
Insurance: 7.0%
93,811	China Life Insurance Co. Ltd. #	373,322
177,217	China Pacific Insurance Group Co. Ltd. #	885,664
46,776	New China Life Insurance Co. Ltd. #	354,624
610,100	Ping An Insurance Group Co. of China Ltd. #	4,464,257
		6,077,867

See Notes to Financial Statements

22

Number of Shares		Value

Materials: 6.6%
370,400	Aluminum Corporation of China Ltd. * #	$246,932
112,500	Anhui Conch Cement Co. Ltd. #	377,144
498,128	Baoshan Iron and Steel Co. Ltd. #	493,230
187,900	BBMG Corp. #	179,434
139,236	Beijing Kangde Xin Composite Material Co. Ltd. #	462,630
50,650	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	276,537
89,400	Beijing Shougang Co. Ltd. * #	92,246
88,500	China Hainan Rubber Industry Group Co. Ltd. * # §	74,146
218,800	China Molybdenum Co. Ltd. #	163,456
122,870	China Northern Rare Earth Group High-Tech Co. Ltd. #	205,357
239,200	Hebei Iron & Steel Co. Ltd. #	147,813
71,800	Hubei Biocause Pharmaceutical Co. Ltd. #	85,480
190,016	Inner Mongolia Junzheng Energy and Chemical Industry Co. Ltd. #	137,070
770,420	Inner Mongolian Baotou Steel Union Co. Ltd. * #	248,986
25,936	Jiangsu Bicon Pharmaceutical Listed Co. Ltd.	110,622
58,600	Jiangxi Copper Co. Ltd. #	145,544
54,700	Jinduicheng Molybdenum Co. Ltd. * #	57,823
88,300	Kingenta Ecological Engineering Group Co. Ltd. * #	98,099
78,524	Qinghai Salt Lake Industry Co. Ltd. #	120,990
11,700	SF Holding Co. Ltd.	91,730
42,000	Shandong Gold Mining Co. Ltd. #	179,791
2,300	Shenzhen YUTO Packaging Technology Co. Ltd. * #	25,435
87,400	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. #	144,269
123,605	Sinopec Shanghai Petrochemical Co. Ltd. #	120,479
33,700	Tianqi Lithium Industries, Inc. #	270,065
355,900	Tongling Nonferrous Metals Group Co. Ltd. * #	149,037
76,970	Wanhua Chemical Group Co. Ltd. #	325,381
24,400	Xiamen Tungsten Co. Ltd. #	77,299
128,500	Zhejiang Longsheng Group Co. Ltd. #	180,591
97,146	Zhongjin Gold Corp. Ltd. * #	144,050
627,200	Zijin Mining Group Co. Ltd. #	317,790
		5,749,456
Media: 1.9%
49,620	Beijing Enlight Media Co. Ltd.	59,935
39,000	Beijing Gehua CATV Network Co. Ltd. #	83,805
31,329	China Film Co. Ltd. *	86,496
30,900	Chinese Universe Publishing and Media Co. Ltd. #	107,147
154,550	CITIC Guoan Information Industry Co. Ltd. #	227,807
113,600	Huawen Media Investment Group Corp. #	169,546
94,154	Huayi Brothers Media Corp. #	112,303
Number of Shares		Value

Media: (continued)
63,800	Hunan TV & Broadcast Intermediary Co. Ltd. #	$106,338
96,080	Jiangsu Broadcasting Cable Information Network Corp. Ltd. # §	149,778
74,513	Shanghai Oriental Pearl Media Co. Ltd. #	238,102
26,700	Wanda Cinema Line Co. Ltd. # §	200,705
32,230	Wasu Media Holding Co. Ltd. #	70,874
39,240	Zhejiang Huace Film and TV Co. Ltd. * #	64,840
		1,677,676
Pharmaceuticals, Biotechnology: 4.2%
47,680	Aurora Optoelectronics Co. Ltd. * # §	122,488
30,700	Beijing Tongrentang Co. Ltd. #	158,217
31,561	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	135,191
23,800	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	66,201
31,360	Hualan Biological Engineering, Inc. #	168,813
95,367	Jiangsu Hengrui Medicine Co. Ltd.	711,548
52,390	Jilin Aodong Medicine Industry Groups Co. Ltd. #	176,883
167,258	Kangmei Pharmaceutical Co. Ltd. #	536,430
4,200	Shandong Buchang Pharmaceuticals Co. Ltd. *	44,376
29,600	Shandong Dong-E E-Jiao Co. Ltd. #	313,893
56,600	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	258,774
64,160	Shanghai RAAS Blood Products Co. Ltd. # §	191,521
36,536	Tasly Pharmaceutical Group Co. Ltd. #	223,863
29,460	Yunnan Baiyao Group Co. Ltd. #	407,412
17,100	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. #	153,951
		3,669,561
Real Estate: 5.6%
58,200	Beijing Capital Development Co. Ltd. #	98,280
66,674	China Fortune Land Development Co. Ltd. #	330,529
133,459	China Merchants Shekou Industrial Zone Co. Ltd. #	420,675
383,500	China Vanke Co. Ltd. #	1,412,313
67,200	Financial Street Holdings Co. Ltd. #	116,254
51,100	Future Land Holdings Co. Ltd. #	139,701
127,201	Gemdale Corp. #	214,917
205,800	Greenland Holdings Corp. Ltd. #	237,253
401,004	Poly Real Estate Group Co. Ltd. #	589,789
98,000	RiseSun Real Estate Development Co. Ltd.	142,654
41,340	Shanghai Lujiazui Finance and Trade Zone Development Co. Ltd. #	144,181
71,490	Shanghai SMI Holding Co. Ltd. * #	110,940
43,501	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	108,321
85,500	Suning Universal Co. Ltd. #	73,861
91,400	Sunshine City Group Co. Ltd. * #	78,458
242,400	Xinhu Zhongbao Co. Ltd. #	160,925
120,974	Youngor Group Co. Ltd. #	180,536

See Notes to Financial Statements

23

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Real Estate: (continued)
153,200	Zhejiang China Commodities City Group Co. Ltd. #	$163,557
158,700	Zhongtian Urban Development Group Co. Ltd. * #	162,623
		4,885,767
Retailing: 1.0%
120,720	China Grand Automotive Services Co. Ltd. #	134,052
68,900	Liaoning Cheng Da Co. Ltd. * #	183,240
24,900	Nanjing Xinjiekou Department Store Co. Ltd. #	135,544
210,000	Suning Commerce Group Co. Ltd. #	348,471
96,960	Wuchan Zhongda Group Co. Ltd. #	104,223
		905,530
Semiconductor: 0.6%
137,823	Sanan Optoelectronics Co. Ltd. #	400,283
2,600	Shenzhen Huiding Technology Co. Ltd.	38,461
71,880	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. # §	90,152
		528,896
Software & Services: 2.9%
63,100	Aisino Co. Ltd. #	192,174
54,920	Anhui USTC iFlytek Co. Ltd.	323,180
18,206	Beijing Shiji Information Technology Co. Ltd. #	61,059
53,100	DHC Software Co. Ltd. #	170,672
16,300	Digital China Information Service Co. Ltd. # §	40,134
144,748	East Money Information Co. Ltd. #	256,698
12,100	Hithink RoyalFlush Information Network Co. Ltd. #	110,971
12,800	Hundsun Technologies, Inc. #	88,114
15,000	Hundsun Technologies, Inc. #	103,258
77,600	Leshi Internet Information and Technology Corp. * # §	351,122
49,042	Neusoft Corp. #	112,435
109,223	Ourpalm Co. Ltd. #	131,564
111,150	Shanghai 2345 Network Holding Group Co. Ltd. #	117,221
28,200	Shenzhen Kingdom Sci-Tech Co. Ltd. * #	73,151
81,368	Wangsu Science and Technology Co. Ltd. #	144,823
38,800	Wonders Information Co. Ltd. #	83,278
41,264	Yonyou Network Technology Co. Ltd. #	104,247
19,300	Youzu Interactive Co. Ltd. * #	90,427
		2,554,528
Technology Hardware & Equipment: 5.6%
94,500	Beijing Xinwei Telecom Technology Group Co. Ltd. # §	204,376
1,338,800	BOE Technology Group Co. Ltd. #	821,469
50,300	China Security and Fire Co. Ltd. * #	100,000
132,300	Dongxu Optoelectronic Technology Co. Ltd. #	218,842
Number of Shares		Value

Technology Hardware & Equipment: (continued)
29,522	Fiberhome Telecommunication Technologies Co. Ltd. #	$110,359
68,900	Focus Media Information Technology Co. Ltd.	139,823
103,500	GoerTek, Inc. #	294,281
68,550	GRG Banking Equipment Co. Ltd. #	84,004
96,600	Guangzhou Haige Communications Group, Inc. Co. #	153,107
2,300	Guangzhou Shiyuan Electronic Technology Co. Ltd.	25,176
207,964	Hangzhou Hikvision Digital Technology Co. Ltd. #	991,671
33,900	Inspur Electronic Information Industry Co. Ltd. #	86,565
55,100	Jiangsu Protruly Vision Technology Group Co. Ltd. * #	104,064
107,250	Shenzhen O-film Tech Co. Ltd. #	287,581
110,600	Suzhou Victory Precision Manufacture Co. Ltd. # §	125,273
23,500	Tongfang Guoxin Electronics Co. Ltd. # §	123,239
115,000	Tsinghua Tongfang Co. Ltd. # §	237,442
8,200	Tsinghua Unisplendour Co. Ltd. #	73,918
81,695	Zhejiang Dahua Technology Co. Ltd. #	274,805
134,020	ZTE Corp. #	469,409
		4,925,404
Telecommunication Services: 1.0%
548,178	China United Network Communications Ltd. * # §	714,334
63,628	Dr Peng Telecom & Media Group Co. Ltd. #	166,682
		881,016
Transportation: 2.8%
112,100	Air China Ltd. #	161,393
246,800	China COSCO Holdings Co. Ltd. * # §	210,107
165,600	China Eastern Airlines Corp. Ltd. #	166,159
95,100	China High-Speed Railway Technology Co. Ltd. #	102,182
178,700	China Shipping Container Lines Co. Ltd. * #	94,926
197,600	China Southern Airlines Co. Ltd. #	253,850
335,091	Daqin Railway Co. Ltd. #	414,257
191,000	Guangshen Railway Co. Ltd. #	127,257
370,300	Hainan Airlines Co. Ltd. #	175,938
222,467	Ningbo Port Co. Ltd. #	185,510
54,400	Shanghai International Airport Co. Ltd. #	299,366
182,700	Shanghai International Port Group Co. Ltd.	170,832
13,700	Spring Airlines Co. Ltd.	67,950
		2,429,727
Utilities: 2.8%
135,900	Beijing Capital Co. Ltd.	131,882
262,899	China National Nuclear Power Co. Ltd. #	302,952
371,900	China Yangtze Power Co. Ltd. #	843,798
745,600	GD Power Development Co. Ltd. # §	404,022
229,500	SDIC Power Holdings Co. Ltd. #	267,441

See Notes to Financial Statements

24

Number of Shares		Value

Utilities: (continued)
48,106	Shanghai Electric Power Co. Ltd.	$85,776
124,200	Sichuan Chuantou Energy Co. Ltd. #	179,904
230,010	Zhejiang Zheneng Electric Power Co. Ltd. #	185,294
		2,401,069
Total Common Stocks (Cost: $75,423,154)		87,469,301
Principal Amount		Value

FOREIGN DEBT OBLIGATION: 0.0% (Cost: $17,231)
Software & Services: 0.0%
107,000	Aisino Corp. 1.00%, 06/12/21 §	$16,330
Total Investments: 100.2% (Cost: $75,440,385)		87,485,631
Liabilities in excess of other assets: (0.2)%		(205,557)
NET ASSETS: 100.0%		$87,280,074

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $83,458,407 which represents 95.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $5,036,877 which represents 5.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	11.8%	$10,308,819
Consumer Staples	6.5	5,666,651
Energy	2.4	2,104,157
Financials	34.0	29,764,179
Health Care	5.1	4,487,830
Industrials	15.1	13,211,529
Information Technology	9.2	8,025,158
Materials	6.6	5,749,456
Real Estate	5.6	4,885,767
Telecommunication Services	1.0	881,016
Utilities	2.7	2,401,069
	100.0%	$87,485,631

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$191,326	$2,430,087	$—	$2,621,413
Banks	377,839	14,509,367	—	14,887,206
Capital Goods	287,892	9,615,217	—	9,903,109
Commercial & Professional Services	85,808	792,885	—	878,693
Consumer Durables & Apparel	54,606	4,310,343	—	4,364,949
Consumer Services	93,388	645,863	—	739,251
Diversified Financials	510,938	6,828,185	—	7,339,123
Energy	—	2,104,157	—	2,104,157
Financials	—	1,459,983	—	1,459,983
Food, Beverage & Tobacco	194,986	5,471,665	—	5,666,651
Health Care Equipment & Services	—	818,269	—	818,269
Insurance	—	6,077,867	—	6,077,867
Materials	202,352	5,547,104	—	5,749,456
Media	146,431	1,531,245	—	1,677,676
Pharmaceuticals, Biotechnology	755,924	2,913,637	—	3,669,561
Real Estate	142,654	4,743,113	—	4,885,767
Retailing	—	905,530	—	905,530
Semiconductor	38,461	490,435	—	528,896
Software & Services	323,180	2,231,348	—	2,554,528
Technology Hardware & Equipment	164,999	4,760,405	—	4,925,404
Telecommunication Services	—	881,016	—	881,016
Transportation	238,782	2,190,945	—	2,429,727
Utilities	217,658	2,183,411	—	2,401,069
Foreign Debt Obligation	—	16,330	—	16,330
Total	$4,027,224	$83,458,407	$—	$87,485,631

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $267,695 and transfers from Level 2 to Level 1 were $2,295,443. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

25

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.4%
Automobiles & Components: 1.6%
49,822	Byd Co. Ltd. #	$367,063
Banks: 1.9%
159,240	Bank of Ningbo Co. Ltd. #	453,461
Capital Goods: 11.2%
58,000	Beijing SPC Environmental Protection Tech Co. Ltd. #	160,911
42,705	Eve Energy Co. Ltd. #	114,371
42,100	Guoxuan High-Tech Co. Ltd. #	196,039
77,600	Han’s Laser Technology Co. Ltd. #	396,507
91,900	Jiangxi Special Electric Motor Co. Ltd. #	118,048
81,006	Luxshare Precision Industry Co. Ltd. #	348,527
93,790	Shenzhen Inovance Technology Co. Ltd. #	353,508
111,622	Siasun Robot & Automation Co. Ltd. * #	321,084
122,749	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	198,934
149,146	Xinjiang Goldwind Science and Technology Co. Ltd. #	340,169
54,100	Zhejiang Wanma Co. Ltd. * #	80,542
		2,628,640
Commercial & Professional Services: 4.1%
102,600	Beijing Orient Landscape Co. Ltd. #	253,188
141,663	Beijing Originwater Technology Co. Ltd. #	389,920
123,697	BlueFocus Communication Group Co. Ltd. #	142,733
132,700	Eternal Asia Supply Chain Management Ltd. #	169,028
		954,869
Consumer Durables & Apparel: 1.8%
46,400	Guangdong Alpha Animation and Culture Co. Ltd. #	115,665
75,651	NavInfo Co. Ltd. #	220,401
93,800	Yotrio Group Co. Ltd.	88,260
		424,326
Consumer Services: 0.8%
56,321	Songcheng Performance Development Co. Ltd. #	173,426
Diversified Financials: 3.8%
34,980	First Capital Securities Co. Ltd. #	47,552
164,281	Guoyuan Securities Co. Ltd. #	321,239
116,000	Shanxi Securities Co. Ltd. #	163,916
175,510	Western Securities Co. Ltd. #	368,364
		901,071
Energy: 1.0%
65,810	Cangzhou Mingzhu Plastic Co. Ltd. #	129,553
46,018	Yantai Jereh Oilfield Services Group Co. Ltd. #	107,306
		236,859
Number of Shares		Value

Food, Beverage & Tobacco: 8.3%
194,475	Beijing Dabeinong Technology Group Co. Ltd. #	$180,395
328,828	Guangdong Wens Foodstuffs Group Co. Ltd. #	1,136,481
49,638	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	635,418
		1,952,294
Health Care Equipment & Services: 3.1%
42,820	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	149,596
78,696	Lepu Medical Technology Beijing Co. Ltd. #	256,639
98,679	Shanghai Kingstar Winning Software Co. Ltd. #	113,639
28,220	Zhejiang Dian Diagnostics Co. Ltd. #	130,971
47,150	Zhuhai Hokai Medical Instruments Co. Ltd.	84,558
		735,403
Household & Personal Products: 0.6%
67,600	By-health Co. Ltd. #	137,020
Materials: 12.1%
215,695	Beijing Kangde Xin Composite Material Co. Ltd. #	716,676
77,799	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	424,764
50,200	Do-Fluoride Chemicals Co. Ltd. #	162,895
260,176	GEM Co. Ltd. #	232,353
14,200	Guangzhou Tinci Materials Technology Co. Ltd. #	86,329
112,500	Huapont-Nutrichem Co. Ltd. #	129,936
45,700	Jiangxi Ganfeng Lithium Co. Ltd. #	311,855
133,500	Kingenta Ecological Engineering Group Co. Ltd. * #	148,315
120,544	Org Packaging Co. Ltd. * # §	113,621
57,600	Tianqi Lithium Industries, Inc. #	461,594
27,200	Zhejiang Transfar Co. Ltd. # §	61,532
		2,849,870
Media: 3.9%
22,981	Baofeng Group Co. Ltd. #	80,818
86,210	Beijing Enlight Media Co. Ltd.	104,132
115,715	Guangdong Advertising Co. Ltd. #	136,958
146,191	Huayi Brothers Media Corp. #	174,370
40,500	Wanda Cinema Line Co. Ltd. # §	304,440
62,846	Zhejiang Huace Film and TV Co. Ltd. * #	103,847
		904,565
Pharmaceuticals, Biotechnology: 5.9%
38,198	Beijing SL Pharmaceutical Co. Ltd. #	164,254
46,380	Da An Gene Co. Ltd. Sun Yat-Sen University #	149,050
40,000	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	111,262
49,860	Hualan Biological Engineering, Inc. #	268,399
85,963	Shanghai RAAS Blood Products Co. Ltd. # §	256,604

See Notes to Financial Statements

26

Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
30,440	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	$160,094
62,498	Sichuan Kelun Pharmaceutical Co. Ltd. #	152,287
45,800	Zhejiang NHU Co. Ltd. #	131,126
		1,393,076
Real Estate: 0.7%
109,000	RiseSun Real Estate Development Co. Ltd.	158,666
Retailing: 2.4%
345,337	Suning Commerce Group Co. Ltd. #	573,047
Semiconductor: 2.0%
184,100	Jiangsu Akcome Science and Technology Co. Ltd. # §	66,250
53,656	Nationz Technologies, Inc. #	108,240
235,220	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. # §	295,013
		469,503
Software & Services: 16.1%
86,000	Anhui USTC iFlytek Co. Ltd.	506,073
41,200	Beijing Kunlun Tech Co. Ltd. #	138,974
30,390	Beijing Shiji Information Technology Co. Ltd. #	101,922
70,100	Beijing Sinnet Technology Co. Ltd. #	140,173
95,681	Beijing Ultrapower Software Co. Ltd. #	117,623
85,279	DHC Software Co. Ltd. #	274,100
233,242	East Money Information Co. Ltd. #	413,634
57,579	Glodon Software Co. Ltd. #	159,644
59,400	Hand Enterprise Solutions Co. Ltd. #	90,340
33,400	Hangzhou Shunwang Technology Co. Ltd. #	132,516
17,800	Hithink RoyalFlush Information Network Co. Ltd. #	163,246
111,348	Leshi Internet Information and Technology Corp. * # §	503,825
193,140	Ourpalm Co. Ltd. #	232,647
143,570	Shanghai Network Holding Group Co. Ltd. #	151,412
Number of Shares		Value

Software & Services: (continued)
25,970	Shenzhen Infogem Technologies Co. Ltd. # §	$70,857
16,500	Sinodata Co. Ltd. #	70,546
48,300	Venustech Group, Inc. #	132,517
134,750	Wangsu Science and Technology Co. Ltd. #	239,835
65,400	Wonders Information Co. Ltd. #	140,370
		3,780,254
Technology Hardware & Equipment: 18.5%
97,600	Chaozhou Three-Circle Group Co. Ltd.	302,137
35,170	China Aviation Optical-Electrical Technology Co. Ltd. #	161,784
83,100	Focus Media Information Technology Co. Ltd.	168,640
157,616	GoerTek, Inc. #	448,149
96,439	GRG Banking Equipment Co. Ltd. #	118,181
144,200	Guangzhou Haige Communications Group, Inc. Co. #	228,550
266,450	Hangzhou Hikvision Digital Technology Co. Ltd. #	1,270,561
24,680	Lens Technology Co. Ltd. #	105,952
172,962	Shenzhen O-film Tech Co. Ltd. #	463,781
115,098	Sumavision Technologies Co. Ltd. #	99,315
178,600	Suzhou Victory Precision Manufacture Co. Ltd. # §	202,295
36,700	Tongfang Guoxin Electronics Co. Ltd. # §	192,462
47,600	Zhejiang Crystal-Optech Co. Ltd. #	145,011
133,405	Zhejiang Dahua Technology Co. Ltd. #	448,747
		4,355,565
Utilities: 0.6%
54,600	Beijing Water Business Doctor Co. Ltd. #	148,247
Total Common Stocks (Cost: $20,136,474)		23,597,225
Liabilities in excess of other assets: (0.4)%		(87,811)
NET ASSETS: 100.0%		$23,509,414

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,184,759 which represents 94.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,066,899 which represents 8.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	10.3%	$2,442,427
Consumer Staples	8.9	2,089,314
Energy	1.0	236,859
Financials	5.7	1,354,532
Health Care	9.0	2,128,479
Industrials	15.2	3,583,509
Information Technology	36.5	8,605,322
Materials	12.1	2,849,870
Real Estate	0.7	158,666
Utilities	0.6	148,247
	100.0%	$23,597,225

See Notes to Financial Statements

27

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$367,063	$—	$367,063
Banks	—	453,461	—	453,461
Capital Goods	—	2,628,640	—	2,628,640
Commercial & Professional Services	—	954,869	—	954,869
Consumer Durables & Apparel	88,260	336,066	—	424,326
Consumer Services	—	173,426	—	173,426
Diversified Financials	—	901,071	—	901,071
Energy	—	236,859	—	236,859
Food, Beverage & Tobacco	—	1,952,294	—	1,952,294
Health Care Equipment & Services	84,558	650,845	—	735,403
Household & Personal Products	—	137,020	—	137,020
Materials	—	2,849,870	—	2,849,870
Media	104,132	800,433	—	904,565
Pharmaceuticals, Biotechnology	—	1,393,076	—	1,393,076
Real Estate	158,666	—	—	158,666
Retailing	—	573,047	—	573,047
Semiconductor	—	469,503	—	469,503
Software & Services	506,073	3,274,181	—	3,780,254
Technology Hardware & Equipment	470,777	3,884,788	—	4,355,565
Utilities	—	148,247	—	148,247
Total	$1,412,466	$22,184,759	$—	$23,597,225

During the period ended June 30, 2017, transfers of securities from Level 2 to Level 1 were $1,264,360. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

28

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.7%
Banks: 8.9%
1,149,860	Commercial International Bank Egypt SAE (GDR) Reg S	$5,174,370
Capital Goods: 4.5%
500,979	El Sewedy Electric Co.	2,596,962
Consumer Durables & Apparel: 3.3%
1,900,294	Oriental Weavers #	1,892,422
Diversified Financials: 17.0%
1,545,653	Egyptian Financial Group-Hermes Holding Co. (GDR) Reg S	4,034,154
6,178,217	Egyptian Kuwaiti Holding Co. (USD) #	3,956,660
3,760,825	Pioneers Holding * #	1,812,185
		9,802,999
Energy: 1.7%
738,116	Transglobe Energy Corp. (CAD) * †	977,562
Food, Beverage & Tobacco: 6.6%
1,415,454	Arabian Food Industries Co. DOMTY *	704,602
72,656	Eastern Tobacco	1,133,025
4,530,036	Juhayna Food Industries *	1,952,516
		3,790,143
Health Care Equipment & Services: 4.4%
652,122	Integrated Diagnostics Holdings Plc (USD) Reg S 144A	2,541,645
Materials: 12.3%
1,783,909	Alexandria Mineral Oils Co.	1,016,986
1,307,280	Cenatamin Plc (GBP) #	2,633,439
1,867,324	Ezz Steel * #	2,153,851
1,443,634	Sidi Kerir Petrochemcials Co. #	1,319,108
		7,123,384
Real Estate: 22.3%
16,119,956	Amer Group Holding	338,056
5,782,531	Emaar Misr for Development SAE *	868,018
1,223,730	Heliopolis Housing	1,961,210
2,204,526	Medinet Nasr Housing	2,932,068
12,465,744	Palm Hills Developments SAE *	2,112,022
2,163,401	Six of October Development & Investment Co. *	1,703,738
6,803,413	Talaat Moustafa Group	2,962,413
		12,877,525
Number of Shares		Value

Telecommunication Services: 12.7%
11,821,315	Orascom Telecom Holding SAE *	$4,527,590
24,727,705	Orascom Telecom Media and Technology Holding SAE #	914,344
3,352,908	Telecom Egypt #	1,900,155
		7,342,089
Total Common Stocks (Cost: $52,947,637)		54,119,101
MONEY MARKET FUND: 7.0% (Cost: $4,056,085)
4,056,085	Dreyfus Government Cash Management Fund — Institutional Shares	4,056,085
Total Investments Before Collateral for Securities Loaned: 100.7% (Cost: $57,003,722)		58,175,186

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.1%
Repurchase Agreements: 0.1%
$51,887	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $51,892; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $52,925 including accrued interest)	51,887
2,801	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $2,801; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $2,857 including accrued interest)	2,801
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $54,688)		54,688
Total Investments: 100.8% (Cost: $57,058,410)		58,229,874
Liabilities in excess of other assets: (0.8)%		(476,995)
NET ASSETS: 100.0%		$57,752,879

See Notes to Financial Statements

29

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $51,670.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,582,164 which represents 28.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,541,645, or 4.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	3.3%	$1,892,422
Consumer Staples	6.5	3,790,143
Energy	1.7	977,562
Financials	25.7	14,977,369
Health Care	4.4	2,541,645
Industrials	4.5	2,596,962
Materials	12.2	7,123,384
Real Estate	22.1	12,877,525
Telecommunication Services	12.6	7,342,089
Money Market Fund	7.0	4,056,085
	100.0%	$58,175,186

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stock
Banks	$5,174,370	$—	$—	$5,174,370
Capital Goods	2,596,962	—	—	2,596,962
Consumer Durables & Apparel	—	1,892,422	—	1,892,422
Diversified Financials	4,034,154	5,768,845	—	9,802,999
Energy	977,562	—	—	977,562
Food, Beverage & Tobacco	3,790,143	—	—	3,790,143
Health Care Equipment & Services	2,541,645	—	—	2,541,645
Materials	1,016,986	6,106,398	—	7,123,384
Real Estate	12,877,525	—	—	12,877,525
Telecommunication Services	4,527,590	2,814,499	—	7,342,089
Money Market Fund	4,056,085	—	—	4,056,085
Repurchase Agreements	—	54,688	—	54,688
Total	$41,593,022	$16,636,852	$—	$58,229,874

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $4,644,637 and transfers from Level 2 to Level 1 were $10,688,975. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

30

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

June 30, 2017 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 101.5%
Automobiles & Components: 2.4%
1,436,928	Amtek Auto Ltd. * #	$720,196
63,505	Atul Auto Ltd. #	387,509
175,596	Ceat Ltd. * #	4,872,479
656,410	JK Tyre & Industries Ltd. #	1,631,453
		7,611,637
Banks: 9.2%
1,614,208	Allahabad Bank * #	1,692,480
1,642,774	Andhra Bank #	1,383,381
1,803,462	Dena Bank * #	930,502
1,815,577	Development Credit Bank Ltd. #	5,575,713
2,960,053	Indian Overseas Bank * #	1,130,300
2,451,747	Jammu & Kashmir Bank Ltd. #	3,226,045
1,669,840	Karnataka Bank Ltd. #	4,206,869
462,584	Lakshmi Vilas Bank Ltd. #	1,426,511
834,866	Oriental Bank of Commerce #	1,822,681
10,655,860	South Indian Bank Ltd. #	4,571,744
1,745,194	Syndicate Bank * #	1,982,641
1,692,725	UCO Bank * #	872,551
		28,821,418
Capital Goods: 17.0%
120,519	BEML Ltd. #	2,860,737
208,838	BGR Energy Systems Ltd. * #	457,715
3,174,217	Crompton Greaves Ltd. * #	4,027,217
694,709	Escorts Ltd. #	6,926,585
442,613	Finolex Cables Ltd. #	3,121,541
37,719	Force Motors Ltd. * #	2,458,094
5,971,940	Hindustan Construction Co. Ltd. * #	3,606,270
374,645	Inox Wind Ltd. * #	823,961
364,970	J Kumar Infraprojects Ltd. #	1,678,018
3,329,365	Jain Irrigation Systems Ltd. #	5,283,366
13,199,374	Jaiprakash Associates Ltd. * #	4,450,388
744,026	KEC International Ltd. * #	2,963,760
723,706	Kushal Tradelink Ltd.	1,940,333
213,994	LEEL Electricals Ltd. #	653,853
4,826,689	Nagarjuna Construction Co. Ltd. #	6,511,715
454,352	Patel Engineering Ltd. * #	579,377
1,067,318	Pipavav Defence & Offshore Engineering Co. Ltd. * #	997,862
519,565	Praj Industries Ltd. * #	603,300
41,673	Rushil Decor Ltd. #	488,872
71,550	SML Isuzu Ltd. #	1,337,382
635,454	Texmaco Rail & Engineering Ltd. #	859,456
334,009	Titagarh Wagons Ltd. * #	601,395
		53,231,197
Consumer Durables & Apparel: 6.4%
293,137	Bajaj Electricals Ltd. * #	1,479,896
597,725	Bombay Dyeing & Manufacturing Co. Ltd. #	745,902
284,940	Himatsingka Seide Ltd. #	1,500,305
59,017	Hitachi Home & Life Solutions India Ltd. #	1,826,772
571,283	Indo Count Industries Ltd. #	1,469,566
192,457	Kitex Garments Ltd. #	817,921
348,175	Mirza International Ltd. #	826,417
177,641	Raymond Ltd. #	1,987,997
4,550,423	Sintex Industries Ltd. #	1,694,017
Number
of Shares		Value

Consumer Durables & Apparel: (continued)
706,892	Swan Energy Ltd. #	$1,407,280
1,474,799	Trident Ltd. #	1,675,193
33,690	TTK Prestige Ltd. #	3,443,658
408,981	VIP Industries Ltd. #	1,150,180
		20,025,104
Consumer Services: 2.5%
1,298,085	Chennai Super Kings Cricket Ltd. * # § ø	11,296
1,043,270	Cox & Kings Ltd. #	4,465,775
773,028	Delta Corp. Ltd. #	1,853,138
37,700	Kaya Ltd. * #	568,227
163,517	Wonderla Holidays Ltd.	892,877
		7,791,313
Consumer, Cyclical: 0.2%
339,385	Kesoram Industries Ltd. * #	773,701
Diversified Financials: 7.5%
262,803	Credit Analysis & Research Ltd. #	6,512,120
281,945	Future Capital Holdings Ltd. #	2,907,144
8,818,390	IFCI Ltd. * #	3,306,913
147,592	Multi Commodity Exchange of India Ltd. #	2,485,413
1,858,803	PTC India Financial Services Ltd. #	1,132,391
339,482	Repco Home Finance Ltd. #	4,328,214
1,516,626	SREI Infrastructure Finance Ltd. #	2,716,671
		23,388,866
Energy: 1.7%
168,911	Aban Offshore Ltd. * #	488,751
430,957	Chennai Petroleum Corp. Ltd. #	2,357,405
92,608	Deep Industries Ltd. #	398,543
920,308	Gujarat Mineral Development Corp. Ltd. #	2,091,579
		5,336,278
Food, Beverage & Tobacco: 6.4%
8,474,846	Bajaj Hindusthan Ltd. * #	1,919,364
1,565,872	Balrampur Chini Mills Ltd. #	3,654,168
192,132	Dhampur Sugar Mills Ltd. #	567,179
4,811,343	Future Consumer Enterprise Ltd. * #	2,253,079
299,776	Kaveri Seed Co. Ltd. * #	3,029,311
688,335	Kwality Dairy India Ltd. #	1,571,136
165,586	Manpasand Beverages Ltd. * #	2,015,682
501,551	McLeod Russel India Ltd. #	1,346,324
282,678	Prabhat Dairy Ltd. # Reg S	572,379
641,701	Radico Khaitan Ltd. #	1,205,089
5,129,243	Shree Renuka Sugars Ltd. * #	996,033
746,508	Triveni Engineering & Industries Ltd. * #	842,912
		19,972,656
Health Care Equipment & Services: 1.1%
773,596	Max India Ltd. * #	1,845,070
155,479	Thyrocare Technologies Ltd. # Reg S 144A	1,747,961
		3,593,031
Household & Personal Products: 0.6%
385,659	Eveready Industries India Ltd. #	2,028,856

See Notes to Financial Statements

31

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(unaudited) (continued)

Number
of Shares		Value

Materials: 16.2%
323,062	Advanced Enzyme Technologies Ltd. * # Reg S	$1,616,860
115,096	Andhra Pradesh Paper Mills * #	518,500
56,481	Astec Lifesciences Ltd. * #	490,405
85,842	Atul Ltd. #	3,206,603
315,763	Bodal Chemicals Ltd. #	772,199
642,982	Century Plyboards India Ltd. * #	2,925,312
1,204,423	Chambal Fertilizers & Chemicals Ltd. #	2,182,552
508,982	EID Parry India Ltd. #	2,434,465
287,800	GHCL Ltd. #	1,004,667
449,792	Gujarat Narmada Valley Fertilizers Co. Ltd. #	1,866,151
1,481,652	India Cements Ltd. #	4,524,193
580,997	Jai Corp. Ltd. #	705,716
1,156,735	Jindal Saw Ltd. #	1,501,741
340,543	JK Lakshmi Cement Ltd. #	2,552,297
126,334	Kalyani Steels Ltd. * #	820,100
736,003	Meghmani Organics Ltd. * #	573,174
385,451	MOIL Ltd. #	1,902,529
49,961	Monsanto India Ltd. #	2,118,276
43,188	Nilkamal Ltd. #	1,257,521
475,040	NOCIL Ltd. #	823,182
99,750	Phillips Carbon Black Ltd. #	940,840
562,805	Rallis India Ltd. #	2,110,009
997,886	Rashtriya Chemicals & Fertilizers Ltd. #	1,170,421
418,542	SH Kelkar & Co. Ltd. * # Reg S 144A	1,706,913
195,826	Sharda Cropchem Ltd. #	1,452,032
4,284,808	Sintex Plastics Technology Ltd. * # §	5,435,765
200,350	Sudarshan Chemical Industries #	1,141,783
73,185	Tata Metaliks Ltd. #	798,709
44,567	Tata Sponge Iron Ltd. #	534,394
991,459	Welspun Corp. Ltd. #	1,648,671
		50,735,980
Media: 4.4%
982,665	DEN Networks Ltd. * #	1,183,229
273,294	Eros International Media Ltd. * #	909,742
117,404	Eros International PLC (USD) *	1,344,276
130,722	Music Broadcast Ltd. * # Reg S	709,382
281,798	PVR Ltd. #	6,135,491
187,025	TV Today Network Ltd. #	690,687
4,961,456	TV18 Broadcast Ltd. * #	2,773,306
		13,746,113
Pharmaceuticals, Biotechnology: 2.7%
298,512	Bliss Gvs Pharma Ltd. #	698,991
467,070	Dishman Carbogen Amcis Ltd. * # §	2,174,285
661,879	Granules India Ltd. #	1,365,086
245,474	JB Chemicals & Pharmaceuticals Ltd. #	1,186,315
2,418,512	Marksans Pharma Ltd. #	1,530,201
613,938	Suven Life Sciences Ltd. #	1,630,721
		8,585,599
Real Estate: 3.7%
1,316,622	Anant Raj Industries Ltd. #	1,171,933
704,003	DB Realty Ltd. * #	421,044
Number
of Shares		Value

Real Estate: (continued)
2,826,070	Housing Development & Infrastructure Ltd. * #	$3,720,689
529,326	OMAXE Ltd. #	1,657,117
383,226	Sobha Developers Ltd. #	2,183,763
24,907,710	Unitech Ltd. * #	2,288,122
		11,442,668
Retailing: 1.3%
1,254,457	Future Retail Ltd.	620,072
155,974	Infibeam Incorporation Ltd. * #	2,678,661
66,125	Shankara Building Products Ltd. *	828,231
		4,126,964
Software & Services: 6.2%
88,320	8K Miles Software Services Ltd. * #	740,415
1,973,227	Firstsource Solutions Ltd. * #	1,040,007
1,128,998	HCL Infosystems Ltd. * #	774,917
294,606	Intellect Design Arena Ltd. * #	561,007
360,569	Just Dial Ltd. * #	2,071,368
1,738,535	KPIT Cummins Infosystems Ltd. #	3,298,652
67,745	Majesco Ltd. * #	321,569
979,977	NIIT Ltd. * #	1,336,342
362,570	NIIT Technologies Ltd. #	3,236,389
301,998	OnMobile Global Ltd. #	315,345
308,049	Polaris Software Lab Ltd. * #	1,143,387
186,022	Quick Heal Technologies Ltd. # Reg S 144A	593,570
972,789	Rolta India Ltd. * #	773,914
385,594	Take Solutions Ltd. #	976,528
90,117	Tata Elxsi Ltd. #	2,207,428
		19,390,838
Technology Hardware & Equipment: 2.1%
250,657	Astra Microwave Products Ltd. #	549,227
1,639,341	Redington India Ltd. #	3,320,202
1,153,189	Sterlite Technologies Ltd. #	2,614,043
		6,483,472
Telecommunication Services: 1.5%
7,323,106	Himachal Futuristic Communications Ltd. * #	1,346,930
1,823,256	Mahanagar Telephone Nigam Ltd. * #	569,223
8,103,654	Reliance Communications Ltd. * #	2,694,131
		4,610,284
Transportation: 5.8%
70,901	Dredging Corp. of India Ltd. #	675,981
721,105	Gateway Distriparks Ltd. #	2,872,414
255,752	Gati Ltd. #	530,336
8,759,784	GVK Power & Infrastructure Ltd. * #	1,164,345
328,757	Jet Airways India Ltd. * #	2,866,646
2,147,976	Mercator Lines Ltd. #	1,478,657
412,714	Navkar Corp. Ltd. * # Reg S 144A	1,289,313
1,348,046	Shipping Corp of India Ltd. * #	1,786,988
483,561	Snowman Logistics Ltd. * #	466,646
1,734,844	SpiceJet Ltd. * #	3,541,875
264,065	VRL Logistics Ltd. #	1,367,778
		18,040,979

See Notes to Financial Statements

32

Number
of Shares		Value

Utilities: 2.6%
43,754	Azure Power Global Ltd. (USD) *	$734,192
109,013	BF Utilities Ltd. * #	650,743
2,141,662	PTC India Ltd. #	3,197,269
322,457	VA Tech Wabag Ltd. #	3,432,919
		8,015,123
Total Common Stocks (Cost: $257,270,730)		317,752,077
Number
of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $116,349)
116,349	Dreyfus Government Cash Management Fund — Institutional Shares	$116,349
Total Investments: 101.6% (Cost: $257,387,079)		317,868,426
Liabilities in excess of other assets: (1.6)%		(4,886,784)
NET ASSETS: 100.0%		$312,981,642

USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $311,392,096 which represents 99.5% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $11,296, or 0.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $7,621,346 which represents 2.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $5,337,757, or 1.7% of net assets.

Restricted securities held by the Fund as of June 30, 2017 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Chennai Super Kings Cricket Ltd.	10/08/15	1,298,085	$35,108	$11,296	0.0%

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	16.8%	$53,454,760
Consumer Staples	6.9	22,001,512
Energy	1.7	5,336,278
Financials	16.4	52,210,284
Health Care	3.8	12,178,630
Industrials	22.8	72,542,991
Information Technology	8.2	25,874,310
Materials	16.0	50,735,980
Real Estate	3.6	11,442,668
Telecommunication Services	1.5	4,610,284
Utilities	2.3	7,364,380
Money Market Fund	0.0	116,349
	100.0%	$317,868,426

See Notes to Financial Statements

33

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$7,611,637	$—	$7,611,637
Banks	—	28,821,418	—	28,821,418
Capital Goods	1,940,333	51,290,864	—	53,231,197
Consumer Durables & Apparel	—	20,025,104	—	20,025,104
Consumer Services	892,877	6,887,140	11,296	7,791,313
Consumer, Cyclical	—	773,701	—	773,701
Diversified Financials	—	23,388,866	—	23,388,866
Energy	—	5,336,278	—	5,336,278
Food, Beverage & Tobacco	—	19,972,656	—	19,972,656
Health Care Equipment & Services	—	3,593,031	—	3,593,031
Household & Personal Products	—	2,028,856	—	2,028,856
Materials	—	50,735,980	—	50,735,980
Media	1,344,276	12,401,837	—	13,746,113
Pharmaceuticals, Biotechnology	—	8,585,599	—	8,585,599
Real Estate	—	11,442,668	—	11,442,668
Retailing	1,448,303	2,678,661	—	4,126,964
Software & Services	—	19,390,838	—	19,390,838
Technology Hardware & Equipment	—	6,483,472	—	6,483,472
Telecommunication Services	—	4,610,284	—	4,610,284
Transportation	—	18,040,979	—	18,040,979
Utilities	734,192	7,280,931	—	8,015,123
Money Market Fund	116,349	—	—	116,349
Total	$6,476,330	$311,380,800	$11,296	$317,868,426

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $1,670,008 and transfers from Level 2 to Level 1 were $237,637. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

	Common Stocks
	Consumer
	Services	Materials
Balance as of December 31, 2016	$21,517	$43,410
Realized gain (loss)	—	1,188
Net change in unrealized appreciation (depreciation)	(10,221)	550
Purchases	—	—
Sales	—	(45,148)
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2017	$11,296	$—

See Notes to Financial Statements

34

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.4%
Automobiles & Components: 6.9%
8,036,700	Astra International Tbk PT #	$5,384,568
Banks: 25.9%
4,592,400	Bank Central Asia Tbk PT #	6,263,201
4,944,251	Bank Mandiri Persero Tbk PT #	4,739,168
6,736,732	Bank Negara Indonesia Persero Tbk PT #	3,312,432
4,450,100	Bank Rakyat Indonesia Tbk PT #	5,077,716
3,825,600	Bank Tabungan Negara Tbk PT #	747,242
		20,139,759
Capital Goods: 2.4%
2,743,568	Pembangunan Perumahan Persero Tbk PT #	643,319
4,167,888	Waskita Karya Persero Tbk PT #	724,255
2,835,345	Wijaya Karya Persero Tbk PT #	469,369
		1,836,943
Diversified Financials: 1.5%
1,559,250	First Pacific Company Ltd. #	1,150,037
Energy: 8.3%
14,443,500	Adaro Energy Tbk PT #	1,708,807
3,976,197	Banpu PCL (NVDR) #	1,941,595
1,381,169	United Tractors Tbk PT #	2,842,731
		6,493,133
Food, Beverage & Tobacco: 13.4%
347,633	Astra Agro Lestari Tbk PT	383,433
6,516,100	Charoen Pokphand Indonesia Tbk PT #	1,549,167
429,200	First Resources Ltd. #	590,750
4,485,400	Golden Agri-Resources Ltd. #	1,221,631
417,000	Gudang Garam Tbk PT #	2,451,999
2,001,100	Indofood Cbp Sukses Makmur Tbk PT #	1,322,371
3,964,900	Indofood Sukses Makmur Tbk PT #	2,560,049
3,096,800	Sawit Sumbermas Sarana Tbk PT #	390,421
		10,469,821
Health Care Equipment & Services: 1.0%
5,256,397	Mitra Keluarga Karyasehat Tbk PT # Reg S	788,795
Household & Personal Products: 4.9%
1,033,600	Unilever Indonesia Tbk PT #	3,781,663
Materials: 5.1%
1,462,800	Indocement Tunggal Prakarsa Tbk PT #	2,021,545
Number
of Shares		Value

Materials: (continued)
2,624,800	Semen Gresik Persero Tbk PT #	$1,968,505
		3,990,050
Media: 1.3%
5,149,900	Surya Citra Media Tbk PT #	1,000,838
Pharmaceuticals, Biotechnology: 2.9%
18,626,700	Kalbe Farma Tbk PT #	2,267,505
Real Estate: 6.2%
8,343,300	Bumi Serpong Damai Tbk PT #	1,143,986
9,051,495	Ciputra Development Tbk PT #	795,302
56,873,800	Hanson International Tbk PT * #	559,446
13,130,300	Lippo Karawaci Tbk PT #	650,055
19,137,200	Pakuwon Jati Tbk PT #	882,341
8,078,000	Summarecon Agung Tbk PT #	780,409
		4,811,539
Retailing: 6.4%
89,188	Jardine Cycle & Carriage Ltd. #	2,871,344
1,976,400	Matahari Department Store Tbk PT #	2,101,845
		4,973,189
Telecommunication Services: 10.2%
188,463	Telekomunikasi Indonesia Tbk PT (ADR)	6,345,549
1,514,200	Tower Bersama Infrastructure Tbk PT #	768,420
3,281,875	XL Axiata Tbk PT * #	839,455
		7,953,424
Transportation: 1.0%
1,966,450	Jasa Marga Persero Tbk PT #	789,532
Utilities: 2.0%
9,413,900	Perusahaan Gas Negara Tbk PT #	1,587,770
Total Common Stocks (Cost: $88,198,813)		77,418,566
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $473,557)
Real Estate: 0.6%
1,479,200	Lippo Malls Indonesia Retail Trust	478,080
Total Investments: 100.0% (Cost: $88,672,370)		77,896,646
Other assets less liabilities: 0.0%		10,448
NET ASSETS: 100.0%		$77,907,094

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $70,689,584 which represents 90.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

35

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	14.6%	$11,358,595
Consumer Staples	18.3	14,251,484
Energy	8.3	6,493,133
Financials	27.3	21,289,796
Health Care	3.9	3,056,300
Industrials	3.4	2,626,475
Materials	5.1	3,990,050
Real Estate	6.8	5,289,619
Telecommunication Services	10.2	7,953,424
Utilities	2.1	1,587,770
	100.0%	$77,896,646

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$5,384,568	$—	$5,384,568
Banks	—	20,139,759	—	20,139,759
Capital Goods	—	1,836,943	—	1,836,943
Diversified Financials	—	1,150,037	—	1,150,037
Energy	—	6,493,133	—	6,493,133
Food, Beverage & Tobacco	383,433	10,086,388	—	10,469,821
Health Care Equipment & Services	—	788,795	—	788,795
Household & Personal Products	—	3,781,663	—	3,781,663
Materials	—	3,990,050	—	3,990,050
Media	—	1,000,838	—	1,000,838
Pharmaceuticals, Biotechnology	—	2,267,505	—	2,267,505
Real Estate	—	4,811,539	—	4,811,539
Retailing	—	4,973,189	—	4,973,189
Telecommunication Services	6,345,549	1,607,875	—	7,953,424
Transportation	—	789,532	—	789,532
Utilities	—	1,587,770	—	1,587,770
Real Estate Investment Trust
Real Estate	478,080	—	—	478,080
Total	$7,207,062	$70,689,584	$—	$77,896,646

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $783,417 and transfers from Level 2 to Level 1 were $520,133. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

36

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Banks: 13.1%
278,178	Bank Hapoalim BM #	$1,875,076
379,169	Bank Leumi Le-Israel BM #	1,841,483
13,927	First International Bank of Israel Ltd. #	252,228
308,619	Israel Discount Bank Ltd. * #	812,628
46,899	Mizrahi Tefahot Bank Ltd. #	852,397
		5,633,812
Capital Goods: 4.0%
8,743	Arotech Corp. (USD) *	31,038
6,397	Caesarstone Sdot-Yam Ltd. (USD) *	224,215
11,492	Discount Investment Corp. † #	45,525
6,078	Elbit Systems Ltd. #	749,459
3,282	Elco Holdings Ltd. #	62,526
493	Electra Ltd. #	98,693
21,989	Inrom Construction Industries Ltd. † #	104,745
7,813	Kornit Digital Ltd. (USD) *	151,182
26,761	Shapir Engineering and Industry Ltd. #	84,879
58,689	Shikun & Binui Ltd. #	152,324
		1,704,586
Commercial & Professional Services: 0.1%
62,284	Emefcy Group Ltd. (AUD) * #	41,955
Consumer Durables & Apparel: 1.4%
47,351	Avgol Industries 1953 Ltd.	60,666
2,690	Delta-Galil Industries Ltd. #	79,495
3,188	Electra Consumer Products Ltd. #	63,906
2,317	Fox Wizel Ltd.	48,721
13,132	Maytronics Ltd. #	51,437
5,508	SodaStream International Ltd. (USD) *	294,788
		599,013
Consumer Services: 0.4%
51,081	888 Holdings Plc (GBP)	169,362
Diversified Financials: 0.4%
10,101	Meitav DS Investments Ltd. #	41,755
21,671	Plus500 Ltd. (GBP) #	153,235
		194,990
Energy: 4.1%
519	Delek Energy Systems Ltd.	287,482
1,238	Delek Group Ltd. #	270,428
15,029	Delek US Holdings, Inc. (USD) †	397,367
2,754	Jerusalem Oil Exploration *	165,254
377,985	Oil Refineries Ltd. #	166,260
2,724	Paz Oil Co. Ltd. #	464,818
		1,751,609
Food & Staples Retailing: 0.6%
2,215	Rami Levi Chain Stores Hashikma Marketing Ltd.	108,792
27,241	Shufersal Ltd. #	142,756
		251,548
Food, Beverage & Tobacco: 0.6%
507	Neto ME Holdings Ltd. #	58,377
11,119	Strauss Group Ltd. #	217,522
		275,899
Number of Shares		Value

Health Care Equipment & Services: 1.5%
11,998	Mazor Robotics Ltd. *#	206,597
18,366	Novocure Ltd. (USD) *	317,732
9,432	Syneron Medical Ltd. (USD) * †	103,280
		627,609
Insurance: 1.7%
8,027	Clal Insurance Enterprises Holdings Ltd. * #	135,648
4,048	Direct Insurance Financial	43,604
29,971	Harel Insurance Investments & Financial Services Ltd. #	177,238
2,207	IDI Insurance Co. Ltd. #	128,554
7,076	Menorah Mivtachim Holdings Ltd.	89,117
95,057	Migdal Insurance & Financial Holding Ltd. #	101,638
18,782	Phoenix Holdings Ltd. * #	79,773
		755,572
Materials: 3.5%
9,389	Frutarom Industries Ltd. #	655,217
137,014	Israel Chemicals Ltd. #	646,077
956	Israel Corp. Ltd. * † #	202,991
		1,504,285
Media: 0.1%
12,546	Taptica international Ltd. (GBP)	58,668
Pharmaceuticals, Biotechnology: 25.4%
16,293	Aevi Genomic Medicine, Inc. (USD) *	21,670
37,197	BioLine RX Ltd. (ADR) *	31,617
16,223	Compugen Ltd. (USD) * †	61,647
5,904	Enzymotec Ltd. (USD) *	47,822
10,844	Foamix Pharmaceuticals Ltd. (USD) * †	50,316
9,065	Kamada Ltd. * #	53,900
4,723	Neuroderm Ltd. (USD) *	141,218
94,480	Opko Health, Inc. (USD) * †	621,678
36,767	Perrigo Co. Plc (USD)	2,776,644
29,653	Pluristem Therapeutics, Inc. (USD) *	37,956
39,735	Protalix BioTherapeutics, Inc. (USD) *	33,278
5,269	Redhill Biopharma Ltd. (ADR) * †	45,735
3,705	Taro Pharmaceutical Industries Ltd. (USD) * †	415,182
199,111	Teva Pharmaceutical Industries Ltd. #	6,562,337
6,118	Vascular Biogenics Ltd. (USD) *	27,225
		10,928,225
Real Estate: 6.0%
3,746	Africa Israel Properties Ltd. * †	79,360
16,582	Airport City Ltd. * #	229,245
44,123	Alony Hetz Properties & Investments Ltd. † #	445,383
2,435	Alrov Properties and Lodgings Ltd. #	71,552
33,106	Amot Investments Ltd. #	173,285
9,992	Azrieli Group Ltd. #	554,832
266	Bayside Land Corp. #	118,449
1,316	Big Shopping Centers Ltd. #	93,475
1,641	Blue Square Real Estate Ltd. #	74,963
23,246	Gazit-Globe Ltd. #	224,223
29,670	Industrial Buildings Corp. * #	41,468
62,522	Jerusalem Economy Ltd. * #	158,849
4,475	Melisron Ltd. #	235,039
715	Property & Building Corp. #	71,210
		2,571,333

See Notes to Financial Statements

37

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Retailing: 0.2%
11,539	Delek Automotive Systems Ltd. #	$93,802
Semiconductor: 4.1%
5,891	Camtek Ltd. (USD) * †	28,454
5,503	Ceva, Inc. (USD) *	250,111
6,116	DSP Group, Inc. (USD) *	70,946
11,146	Mellanox Technologies Ltd. (USD) * †	482,622
6,894	Nova Measuring Instruments Ltd. * #	157,426
8,177	SolarEdge Technologies, Inc. (USD) *	163,540
26,118	Tower Semiconductor Ltd. (USD) *	622,914
		1,776,013
Software & Services: 24.3%
10,242	Allot Communications Ltd. (USD) *	52,132
39,274	Amdocs Ltd. (USD)	2,531,602
5,429	Attunity Ltd. (USD) *	39,034
32,007	Check Point Software Technologies Ltd. (USD) *	3,491,324
9,052	CyberArk Software Ltd. (USD) *	452,147
2,162	Formula Systems Ltd. #	80,899
4,398	Hilan Ltd. #	79,798
8,346	Imperva, Inc. (USD) *	399,356
14,560	LivePerson, Inc. (USD) *	160,160
9,433	Matrix IT Ltd. #	96,604
15,730	NICE Systems Ltd. #	1,238,828
16,924	Perion Network Ltd. (USD) *	33,340
16,510	SafeCharge International Group Ltd. (GBP)	56,831
7,493	Sapiens International Corp. NV (USD) †	83,847
5,291	Varonis Systems, Inc. (USD) *	196,825
16,492	Verint Systems, Inc. (USD) *	671,224
9,865	Wix.com Ltd. (USD) *	686,604
60,477	XLMedia Plc (GBP)	100,552
		10,451,107
Technology Hardware & Equipment: 3.3%
7,668	AudioCodes Ltd. (USD) *	45,931
21,155	Ceragon Networks Ltd. (USD) *	53,945
10,123	Gilat Satellite Networks Ltd. * #	49,636
5,402	Ituran Location and Control Ltd. (USD)	169,083
5,259	Magal Security Systems Ltd. (USD) *	25,822
11,868	Orbotech Ltd. (USD) *	387,134
2,881	RADCOM Ltd. (USD) *	55,747
9,992	Radware Ltd. (USD) *	175,260
1,730	Silicom Ltd. (USD)	76,743
12,576	Stratasys Ltd. (USD) *	293,147
27,975	Telit Communications Plc (GBP) † #	113,337
		1,445,785
Telecommunication Services: 3.0%
537,773	Bezeq The Israeli Telecommunication Corp. Ltd. #	891,708
15,495	Cellcom Israel Ltd. * #	148,927
29,988	Partner Communications Co. Ltd. * #	158,969
213,811	Sky And Space Global Ltd. (AUD) * #	36,091
6,532	Space Communication Ltd. * #	47,278
		1,282,973
Number of Shares		Value

Transportation: 0.2%
83,622	El Al Israel Airlines #	$76,841
Utilities: 1.8%
37,369	Energix-Renewable Energies Ltd. #	31,385
99,959	Enlight Renewable Energy Ltd. * #	37,350
5,232	Kenon Holdings Ltd. *	70,481
10,998	Ormat Technologies, Inc. (USD)	645,363
		784,579
Total Common Stocks (Cost: $43,092,529)		42,979,566
MONEY MARKET FUND: 0.2% (Cost: $112,182)
112,182	Dreyfus Government Cash Management Fund — Institutional Shares	112,182
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $43,204,711)		43,091,748

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.9%
Repurchase Agreements: 3.9%
$601,912	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.08%, due 7/3/17, proceeds $601,966; (collateralized by various U.S. government and agency obligations, 1.38% to 6.38%, due 2/29/20 to 8/15/27, valued at $613,950 including accrued interest)	601,912
86,469	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $86,477; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $88,198 including accrued interest)	86,469
1,000,000	Repurchase agreement dated 6/30/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.08%, due 7/3/17, proceeds $1,000,090; (collateralized by various U.S. government and agency obligations, 0.63% to 2.63%, due7/15/17 to 2/15/45, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,688,381)		1,688,381
Total Investments: 103.9% (Cost: $44,893,092)		44,780,129
Liabilities in excess of other assets: (3.9)%		(1,700,418)
NET ASSETS: 100.0%		$43,079,711

See Notes to Financial Statements

38

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,607,168.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $23,464,729 which represents 54.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.1%	$920,845
Consumer Staples	1.2	527,447
Energy	4.1	1,751,609
Financials	15.3	6,584,374
Health Care	26.8	11,555,834
Industrials	4.2	1,823,382
Information Technology	31.7	13,672,905
Materials	3.5	1,504,285
Real Estate	6.0	2,571,333
Telecommunication Services	3.0	1,282,973
Utilities	1.8	784,579
Money Market Fund	0.3	112,182
	100.0%	$43,091,748

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$5,633,812	$—	$5,633,812
Capital Goods	406,435	1,298,151	—	1,704,586
Commercial & Professional Services	—	41,955	—	41,955
Consumer Durables & Apparel	404,175	194,838	—	599,013
Consumer Services	169,362	—	—	169,362
Diversified Financials	—	194,990	—	194,990
Energy	850,103	901,506	—	1,751,609
Food & Staples Retailing	108,792	142,756	—	251,548
Food, Beverage & Tobacco	—	275,899	—	275,899
Health Care Equipment & Services	421,012	206,597	—	627,609
Insurance	132,721	622,851	—	755,572
Materials	—	1,504,285	—	1,504,285
Media	58,668	—	—	58,668
Pharmaceuticals, Biotechnology	4,311,988	6,616,237	—	10,928,225
Real Estate	79,360	2,491,973	—	2,571,333
Retailing	—	93,802	—	93,802
Semiconductor	1,618,587	157,426	—	1,776,013
Software & Services	8,954,978	1,496,129	—	10,451,107
Technology Hardware & Equipment	1,282,812	162,973	—	1,445,785
Telecommunication Services	—	1,282,973	—	1,282,973
Transportation	—	76,841	—	76,841
Utilities	715,844	68,735	—	784,579
Money Market Fund	112,182	—	—	112,182
Repurchase Agreements	—	1,688,381	—	1,688,381
Total	$19,627,019	$25,153,110	$—	$44,780,129

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $484,935 and transfers from Level 2 to Level 1 were $1,075,891. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

39

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 30.9%
34,255	Alior Bank SA * #	$570,236
13,526	Bank Handlowy w Warszawie SA #	250,889
175,806	Bank Millennium SA * † #	353,176
31,689	Bank Pekao SA #	1,066,214
8,462	Bank Zachodni WBK SA #	780,727
10,236	ING Bank Slaski SA * #	503,154
4,377	mBank SA * #	545,289
144,236	PKO Bank Polski SA * #	1,340,036
		5,409,721
Consumer Durables & Apparel: 7.5%
432	LPP SA #	833,209
7,943	NG2 SA #	481,609
		1,314,818
Diversified Financials: 2.5%
5,200	Kruk SA † #	431,786
Energy: 15.9%
31,387	Grupa Lotos SA * #	431,845
47,333	Polski Koncern Naftowy Orlen SA #	1,428,712
543,429	Polskie Gornictwo Naftowe I Gazownictwo SA #	926,468
		2,787,025
Food & Staples Retailing: 5.9%
32,270	Eurocash SA	269,765
38,594	Jeronimo Martins, SGPS SA (EUR) #	752,445
		1,022,210
Insurance: 7.0%
102,303	Powszechny Zaklad Ubezpieczen SA #	1,229,994
Materials: 10.0%
21,878	Jastrzebska Spolka Weglowa SA * †	436,404
36,346	KGHM Polska Miedz SA #	1,083,362
175,339	Synthos SA † #	229,265
		1,749,031
Media: 2.5%
64,780	Cyfrowy Polsat SA * #	431,218
Real Estate: 3.1%
199,640	Rockcastle Global Real Estate Co. Ltd. (ZAR)	543,649
Software & Services: 5.2%
23,715	Asseco Poland SA #	311,894
25,871	CD Projekt SA †	600,259
		912,153
Number of Shares		Value

Telecommunication Services: 2.1%
266,277	Orange Polska SA * #	$368,454
Utilities: 7.3%
275,814	Polska Grupa Energetyczna SA #	900,511
391,877	Tauron Polska Energia SA * #	378,337
		1,278,848
Total Common Stocks (Cost: $18,698,375)		17,478,907
Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.2%
Repurchase Agreements: 9.2%
$528,438	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.08%, due 7/3/17, proceeds $528,486; (collateralized by various U.S. government and agency obligations, 1.38% to 6.38%, due 2/29/20 to 8/15/27, valued at $539,007 including accrued interest)	528,438
82,503	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $82,510; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $84,153 including accrued interest)	82,503
1,000,000	Repurchase agreement dated 6/30/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.08%, due 7/3/17, proceeds $1,000,090; (collateralized by various U.S. government and agency obligations, 0.63% to 2.63%, due 7/15/17 to 2/15/45, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,610,941)		1,610,941
Total Investments: 109.1% (Cost: $20,309,316)		19,089,848
Liabilities in excess of other assets: (9.1)%		(1,589,393)
NET ASSETS: 100.0%		$17,500,455

EUR	Euro
ZAR	South African Rand
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,536,072.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $15,628,830 which represents 89.3% of net assets.

See Notes to Financial Statements

40

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	10.0%	$1,746,036
Consumer Staples	5.9	1,022,210
Energy	15.9	2,787,025
Financials	40.5	7,071,501
Information Technology	5.2	912,153
Materials	10.0	1,749,031
Real Estate	3.1	543,649
Telecommunication Services	2.1	368,454
Utilities	7.3	1,278,848
	100.0%	$17,478,907

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$5,409,721	$—	$5,409,721
Consumer Durables & Apparel	—	1,314,818	—	1,314,818
Diversified Financials	—	431,786	—	431,786
Energy	—	2,787,025	—	2,787,025
Food & Staples Retailing	269,765	752,445	—	1,022,210
Insurance	—	1,229,994	—	1,229,994
Materials	436,404	1,312,627	—	1,749,031
Media	—	431,218	—	431,218
Real Estate	543,649	—	—	543,649
Software & Services	600,259	311,894	—	912,153
Telecommunication Services	—	368,454	—	368,454
Utilities	—	1,278,848	—	1,278,848
Repurchase Agreements	—	1,610,941	—	1,610,941
Total	$1,850,077	$17,239,771	$—	$19,089,848

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $309,202 and transfers from Level 2 to Level 1 were $1,109,066. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

41

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 96.4%
Banks: 12.3%
14,640,422	Sberbank of Russia (ADR) #	$151,706,190
37,167,694	VTB Bank OJSC (GDR) # Reg S	78,233,982
7,358,060,000	VTB Bank PJSC #	7,946,705
		237,886,877
Diversified Financials: 2.4%
26,555,064	Moscow Exchange MICEX-RTS PJSC #	46,781,127
Energy: 35.6%
2,946,269	Lukoil PJSC (ADR) #	143,604,772
1,018,919	Novatek OAO (GDR) # Reg S	113,640,755
38,632,383	OAO Gazprom (ADR) #	153,010,275
16,902,254	Rosneft Oil Co. (GDR) # Reg S	91,964,539
16,239,668	Surgutneftegas OJSC (ADR) #	69,885,105
3,130,593	Tatneft PJSC (ADR) #	118,025,504
		690,130,950
Food & Staples Retailing: 11.3%
5,220,022	Lenta Ltd. (GDR) * Reg S	30,328,328
3,629,393	Magnit OAO (GDR) # Reg S	123,336,439
1,876,398	X5 Retail Group NV (GDR)	65,017,191
		218,681,958
Materials: 15.9%
45,597,593	Alrosa PJSC #	66,613,022
7,266,157	MMC Norilsk Nickel PJSC (ADR) #	100,187,131
1,743,569	Novolipetsk Steel (GDR) #	33,718,227
1,762,510	PhosAgro OAO (GDR) # Reg S	23,390,216
3,675,691	Polymetal International (GBP) #	41,109,559
3,198,694	Severstal OAO (GDR) # Reg S	41,931,619
		306,949,774
Software & Services: 7.2%
1,896,258	Mail.ru Group Ltd. (GDR) * # Reg S	50,045,544
3,384,121	Yandex NV (USD) *	88,799,335
		138,844,879
Number of Shares		Value

Telecommunication Services: 8.1%
2,141,883	MegaFon PJSC (GDR) # Reg S	$19,583,187
8,901,001	Mobile TeleSystems OJSC (ADR)	74,590,388
2,809,135	Rostelecom OJSC (ADR) #	20,397,615
3,158,325	Sistema JSFC (GDR) Reg S	13,201,798
7,674,216	VEON Ltd. (ADR)	30,006,185
		157,779,173
Utilities: 3.6%
646,945,400	Inter Rao Ues PJSC #	41,844,428
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	257,935
20,940,335	RusHydro PJSC (ADR) #	26,835,416
		68,937,779
Total Common Stocks (Cost: $2,166,549,702)		1,865,992,517
PREFERRED STOCK: 3.9% (Cost: $57,561,240)
Energy: 3.9%
28,289	AK Transneft OAO #	76,150,408
MONEY MARKET FUND: 0.2% (Cost: $2,770,098)
2,770,098	Dreyfus Government Cash Management Fund — Institutional Shares	2,770,098
Total Investments: 100.5% (Cost: $2,226,881,040)		1,944,913,023
Liabilities in excess of other assets: (0.5)%		(9,277,869)
NET ASSETS: 100.0%		$1,935,635,154

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,640,199,700 which represents 84.7% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $257,935 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

42

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	11.3%	$218,681,958
Energy	39.4	766,281,358
Financials	14.6	284,668,004
Information Technology	7.1	138,844,879
Materials	15.8	306,949,774
Telecommunication Services	8.1	157,779,173
Utilities	3.6	68,937,779
Money Market Fund	0.1	2,770,098
	100.0%	$1,944,913,023

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$237,886,877	$—	$237,886,877
Diversified Financials	—	46,781,127	—	46,781,127
Energy	—	690,130,950	—	690,130,950
Food & Staples Retailing	95,345,519	123,336,439	—	218,681,958
Materials	—	306,949,774	—	306,949,774
Software & Services	88,799,335	50,045,544	—	138,844,879
Telecommunication Services	117,798,371	39,980,802	—	157,779,173
Utilities	—	68,679,844	257,935	68,937,779
Preferred Stock Energy	—	76,150,408	—	76,150,408
Money Market Fund	2,770,098	—	—	2,770,098
Total	$304,713,323	$1,639,941,765	$257,935	$1,944,913,023

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $152,689,042. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
Utilities
Balance as of December 31, 2016	$257,935
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	0
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2017	$257,935

See Notes to Financial Statements

43

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 4.4%
199,355	TCS Group Holding Plc (GDR) Reg S	$2,292,582
Capital Goods: 2.7%
6,424,000	Summit Ascent Holdings Ltd. * #	1,414,937
Diversified Financials: 10.0%
277,005	Europlan PJSC * #	3,647,497
198,301	Vostok New Ventures Ltd. (SDR) *	1,563,452
		5,210,949
Energy: 6.4%
630,715	OAO TMK (GDR) # Reg S	3,348,062
Food & Staples Retailing: 3.6%
300,696	DIXY Group PJSC * #	1,095,231
400,390	O’Key Group SA (GDR) Reg S	790,770
		1,886,001
Food, Beverage & Tobacco: 4.7%
213,049	Ros Agro Plc (GDR) # Reg S	2,484,919
Household & Personal Products: 4.3%
59,761	Oriflame Holding AG (SEK) #	2,242,341
Materials: 18.8%
43,104	Acron PJSC #	2,280,847
1,060,056	Highland Gold Mining Ltd. #	1,949,763
18,904,000	IRC Ltd. * #	603,118
630,904	Mechel PJSC (ADR) *	2,921,085
13,020,807	Petropavlovsk Plc *	1,158,566
897,335	Raspadskaya OJSC * #	917,699
		9,831,078
Number of Shares		Value

Media: 4.0%
1,036,901	ITE Group Plc	$2,074,198
Real Estate: 12.7%
662,397	Etalon Group Ltd. (GDR) Reg S	2,381,317
1,241,094	LSR Group PJSC (GDR) Reg S	3,537,118
1,147,386	Raven Russia Ltd. * #	735,976
		6,654,411
Retailing: 6.8%
535,267	M.Video PJSC *	3,543,837
Software & Services: 5.0%
105,285	Qiwi Plc (ADR)	2,598,434
Transportation: 4.3%
295,162	Globaltrans Investment Plc (GDR) *	2,243,231
Utilities: 12.2%
56,359,800	Mosenergo PJSC	2,126,230
211,398,600	OGK—2 PJSC #	1,516,574
65,207,000	Unipro PJSC #	2,757,213
		6,400,017
Total Common Stocks (Cost: $54,868,705)		52,224,997
MONEY MARKET FUND: 0.0% (Cost: $10,505)
10,505	Dreyfus Government Cash Management Fund — Institutional Shares	10,505
Total Investments: 99.9% (Cost: $54,879,210)		52,235,502
Other assets less liabilities: 0.1%		40,502
NET ASSETS: 100.0%		$52,276,004

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depository Receipt
SEK	Swedish Krona
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $24,994,177 which represents 47.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

44

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	10.8%	$5,618,035
Consumer Staples	12.7	6,613,261
Energy	6.4	3,348,062
Financials	14.4	7,503,531
Industrials	7.0	3,658,168
Information Technology	5.0	2,598,434
Materials	18.8	9,831,078
Real Estate	12.7	6,654,411
Utilities	12.2	6,400,017
Money Market Fund	0.0	10,505
	100.0%	$52,235,502

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$2,292,582	$—	$—	$2,292,582
Capital Goods	—	1,414,937	—	1,414,937
Diversified Financials	1,563,452	3,647,497	—	5,210,949
Energy	—	3,348,062	—	3,348,062
Food & Staples Retailing	790,770	1,095,231	—	1,886,001
Food, Beverage & Tobacco	—	2,484,919	—	2,484,919
Household & Personal Products	—	2,242,341	—	2,242,341
Materials	4,079,651	5,751,427	—	9,831,078
Media	2,074,198	—	—	2,074,198
Real Estate	5,918,435	735,976	—	6,654,411
Retailing	3,543,837	—	—	3,543,837
Software & Services	2,598,434	—	—	2,598,434
Transportation	2,243,231	—	—	2,243,231
Utilities	2,126,230	4,273,787	—	6,400,017
Money Market Fund	10,505	—	—	10,505
Total	$27,241,325	$24,994,177	$—	$52,235,502

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $10,993,537 and transfers from Level 2 to Level 1 were $22,051,573. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

45

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.9%
Automobiles & Components: 0.0%
3	Danang Rubber JSC #	$4
Banks: 9.8%
10,753,722	Bank for Foreign Trade of Vietnam JSC	18,213,818
19,254,482	Saigon Thuong Tin Commercial JSB *	11,689,404
22	Saigon-Hanoi Commercial Joint Stock Bank *	7
		29,903,229
Capital Goods: 7.7%
3,607,980	FLC Faros Construction JSC *	14,047,170
3	Hoang Huy Investment Services JSC #	1
1	Tan Tao Investment Industry Corp. *	0
10,175,497	Viet Nam Construction & Import-Export JSC #	9,581,986
		23,629,157
Consumer Durables & Apparel: 13.5%
1,258,000	Eclat Textile Co. Ltd. #	15,305,645
551,136	Hansae Co. Ltd. #	12,926,498
15,134,000	Regina Miracle International Holdings Ltd. † Reg S 144A	13,085,910
		41,318,053
Consumer Services: 2.5%
16,812,772	Donaco International Ltd. †	7,479,817
Diversified Financials: 7.0%
15,977,164	HAGL JSC * #	6,662,581
6	Ocean Group JSC *	1
12,109,791	Saigon Securities, Inc. #	14,732,882
		21,395,464
Energy: 4.0%
68	PetroVietnam Construction Co. * #	6
5	PetroVietnam Drilling & Well Services JSC * #	3
2	PetroVietnam Transportation Corp. #	1
8,139,464	Soco International Plc #	12,324,180
		12,324,190
Food, Beverage & Tobacco: 18.9%
3,697,650	Kinh Do Corp. #	7,568,217
8,669,250	Masan Group Corp.	16,018,147
5,974,735	Thanh Thanh Cong Tay Ninh JSC *	9,212,725
3,565,950	Vietnam Dairy Products JSC #	24,732,822
		57,531,911
Number of Shares		Value

Health Care Equipment & Services: 4.2%
489,500	MANI, Inc. #	$12,831,231
Insurance: 3.5%
4,205,606	Bao Viet Holdings #	10,640,963
Materials: 7.7%
8,113,900	Hoa Phat Group JSC #	11,422,873
3,736,367	Hoa Sen Group #	5,323,447
6,376,320	PetroVietnam Fertilizer & Chemical JSC	6,592,034
		23,338,354
Real Estate: 16.4%
13,622,462	FLC Group JSC *	4,296,910
6,893,980	No Va Land Investment Group Corp. *	20,623,406
13,394,082	Vingroup JSC *	25,160,675
		50,080,991
Technology Hardware & Equipment: 2.0%
333,675	Mcnex Co. Ltd. * #	6,103,770
Transportation: 0.0%
9	Gemadept Corp. * #	17
Utilities: 1.7%
4,205,379	PetroVietnam Nhon Trach 2 Power JSC #	5,282,494
Total Common Stocks (Cost: $274,345,162)		301,859,645
RIGHTS: 0.4% (Cost: $0)
Materials: 0.4%
10,551,490	Hoa Phat Group JSC Rights (VND 20.00, expiring 7/17/17) * #	1,114,055
WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL Warrants (THB 36.36, expiring 11/03/17) * #	4
MONEY MARKET FUND: 0.4% (Cost: $1,373,696)
1,373,696	Dreyfus Government Cash Management Fund – Institutional Shares	1,373,696
Total Investments Before Collateral for Securities Loaned: 99.7% (Cost: $275,718,858)		304,347,400

See Notes to Financial Statements

46

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.4%
Repurchase Agreements: 0.4%
$1,000,000	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $1,000,096; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $1,020,000 including accrued interest)	$1,000,000
56,015	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $56,020; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $57,135 including accrued interest)	56,015
Principal Amount		Value

Repurchase Agreements: (continued)
37,714	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $37,718; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $38,468 including accrued interest)	$37,714
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,093,729)		1,093,729
Total Investments: 100.1% (Cost: $276,812,587)		305,441,129
Liabilities in excess of other assets: (0.1)%		(263,562)
NET ASSETS: 100.0%		$305,177,567

THB	Thai Baht
VND	Vietnamese Dong
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $981,514.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $156,553,680 which represents 51.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $13,085,910, or 4.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	16.0%	$48,797,878
Consumer Staples	18.9	57,531,911
Energy	4.0	12,324,190
Financials	20.4	61,939,656
Health Care	4.2	12,831,231
Industrials	7.8	23,629,174
Information Technology	2.0	6,103,770
Materials	8.0	24,452,409
Real Estate	16.5	50,080,991
Utilities	1.7	5,282,494
Money Market Fund	0.5	1,373,696
	100.0%	$304,347,400

See Notes to Financial Statements

47

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$4	$—	$4
Banks	29,903,229	—	—	29,903,229
Capital Goods	14,047,170	9,581,987	—	23,629,157
Consumer Durables & Apparel	13,085,910	28,232,143	—	41,318,053
Consumer Services	7,479,817	—	—	7,479,817
Diversified Financials	1	21,395,463	—	21,395,464
Energy	—	12,324,190	—	12,324,190
Food, Beverage & Tobacco	25,230,872	32,301,039	—	57,531,911
Health Care Equipment & Services	—	12,831,231	—	12,831,231
Insurance	—	10,640,963	—	10,640,963
Materials	6,592,034	16,746,320	—	23,338,354
Real Estate	50,080,991	—	—	50,080,991
Technology Hardware & Equipment	—	6,103,770	—	6,103,770
Transportation	—	17	—	17
Utilities	—	5,282,494	—	5,282,494
Rights*	—	1,114,055	—	1,114,055
Warrants*	—	4	—	4
Money Market Fund	1,373,696	—	—	1,373,696
Repurchase Agreements	—	1,093,729	—	1,093,729
Total	$147,793,720	$157,647,409	$—	$305,441,129

* See Schedule of Investments for security type and industry sector breakouts.

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $19,992,991 and transfers from Level 2 to Level 1 were $62,037,873. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Schedules of Investments.

See Notes to Financial Statements

48

[This Page Intentionally Left Blank.]

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

				ChinaAMC
	Africa	Brazil	ChinaAMC	SME-ChiNext	Egypt
	Index ETF	Small-Cap ETF	CSI 300 ETF	ETF	Index ETF

Assets:
Investments, at value (1) (2)	$70,589,834	$92,716,803	$87,485,631	$23,597,225	$58,175,186
Short-term investments held as collateral for securities loaned (3)	1,155,415	2,320	—	—	54,688
Cash	132	—	4,221,124	3,034,012	—
Cash denominated in foreign currency, at value (4)	1,289,225	397,408	2,805,279 (b)	414,493 (c)	193,628
Receivables:
Investment securities sold	10,756	—	—	—	—
Shares sold	—	10,172	214	—	—
Due from Adviser	—	—	—	—	—
Dividends and interest	140,347	197,613	7	401	163,222
Prepaid expenses	283	2,838	2,865	2,701	2,654
Total assets	73,185,992	93,327,154	94,515,120	27,048,832	58,589,378

Liabilities:
Payables:
Investment securities purchased	11,054	—	—	40	708,087
Collateral for securities loaned	1,155,415	2,320	—	—	54,688
Line of credit	1,117,811	457,112	2,772,052	409,149	—
Shares redeemed	—	—	4,221,999	3,033,934	—
Due to Adviser	29,697	30,212	36,041	1,351	22,250
Due to custodian	—	—	—	—	—
Deferred Trustee fees	8,894	32,284	3,220	300	3,870
Accrued expenses	93,095	76,336	201,734	94,644	47,604
Total liabilities	2,415,966	598,264	7,235,046	3,539,418	836,499
NET ASSETS	$70,770,026	$92,728,890	$87,280,074	$23,509,414	$57,752,879
Shares outstanding	3,250,000	4,750,000	2,050,000	750,000	2,074,974
Net asset value, redemption and offering price per share	$21.78	$19.52	$42.58	$31.35	$27.83

Net assets consist of:
Aggregate paid in capital	$120,208,372	$254,403,230	$79,384,028	$28,550,497	$92,449,615
Net unrealized appreciation (depreciation)	8,539,985	18,413,416	12,056,245	3,463,233	1,172,671
Undistributed (accumulated) net investment income (loss)	391,177	844,397	249,059	61,232	(1,039,147)
Accumulated net realized gain (loss)	(58,369,508)	(180,932,153)	(4,409,258)	(8,565,548)	(34,830,260)
	$70,770,026	$92,728,890	$87,280,074	$23,509,414	$57,752,879
(1) Value of securities on loan	$1,088,279	$2,204	$—	$—	$51,670
(2) Cost of investments	$61,874,581	$74,295,266	$75,440,385	$20,136,474	$57,003,722
(3) Cost of short-term investments held as collateral for securities loaned	$1,155,415	$2,320	$—	$—	$54,688
(4) Cost of cash denominated in foreign currency	$1,465,308	$397,366	$2,794,280	$412,010	$193,165

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $10,890 on foreign investor minimum settlement reserve funds.
(c)	Includes $7,249 on foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

50

India
Small-Cap	Indonesia				Russia
Index ETF (a)	Index ETF	Israel ETF	Poland ETF	Russia ETF	Small-Cap ETF	Vietnam ETF

$317,868,426	$77,896,646	$43,091,747	$17,478,907	$1,944,913,023	$52,235,502	$304,347,400
—	—	1,688,381	1,610,941	—	—	1,093,729
—	—	—	—	7,588,686	—	—
20,922	9,387	129,635	601,530	84,479	83,881	3,914,878
16,422,642	—	178,631	—	2,300,715	1,978,721	45,837
56,987	—	—	—	—	—	630,091
—	—	—	2,097	—	—	—
95,041	216,322	37,607	100,087	19,068,260	465,739	5,073
12,009	2,922	2,714	2,594	14,918	2,695	2,803
334,476,027	78,125,277	45,128,715	19,796,156	1,973,970,081	54,766,538	310,039,811

—	13,423	292,815	—	10,377,712	82,983	1,515,473
—	—	1,688,381	1,610,941	—	—	1,093,729
4,237,424	—	—	650,488	23,714,226	261,840	1,298,794
16,638,715	—	—	—	2,634,193	2,003,082	—
136,620	22,395	8,906	—	652,554	19,749	121,402
239,815	40,257	—	4,258	—	10,505	579,063
8,876	26,320	1,885	2,634	133,649	1,891	31,832
232,935	115,788	57,017	27,380	822,593	110,484	221,951
21,494,385	218,183	2,049,004	2,295,701	38,334,927	2,490,534	4,862,244
$312,981,642	$77,907,094	$43,079,711	$17,500,455	$1,935,635,154	$52,276,004	$305,177,567
5,574,967	3,250,000	1,400,000	950,000	101,550,000	1,333,318	20,550,000

$56.14	$23.97	$30.77	$18.42	$19.06	$39.21	$14.85

$283,990,336	$188,964,091	$46,611,701	$35,532,904	$3,852,869,596	$49,494,434	$547,917,232
60,481,133	(10,775,894)	(112,807)	(1,200,490)	(281,997,148)	(2,643,730)	28,632,779

(1,538,003)	1,232,887	206,746	657,655	22,570,815	868,575	381,427
(29,951,824)	(101,513,990)	(3,625,929)	(17,489,614)	(1,657,808,109)	4,556,725	(271,753,871)
$312,981,642	$77,907,094	$43,079,711	$17,500,455	$1,935,635,154	$52,276,004	$305,177,567
$—	$—	$1,607,168	$1,536,072	$—	$—	$981,514
$257,387,079	$88,672,370	$43,204,711	$18,698,375	$2,226,881,040	$54,879,210	$275,718,858

$—	$—	$1,688,381	$1,610,941	$—	$—	$1,093,729
$20,942	$9,280	$127,360	$583,156	$88,353	$83,868	$3,910,572

See Notes to Financial Statements

51

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2017

				ChinaAMC
	Africa	Brazil	ChinaAMC	SME-ChiNext	Egypt
	Index ETF	Small-Cap ETF	CSI 300 ETF	ETF	Index ETF

Income:
Dividends	$1,361,898	$1,640,749	$778,938	$176,690	$1,711,029
Interest	—	—	131	60	—
Securities lending income	13,191	13,142	—	—	915
Foreign taxes withheld	(137,541)	(13,693)	(80,158)	(19,058)	(141,547)
Total income	1,237,548	1,640,198	698,911	157,692	1,570,397

Expenses:
Management fees	171,082	241,298	222,381	58,756	129,979
Professional fees	27,108	28,409	46,131	45,144	32,989
Insurance	449	592	462	248	176
Trustees’ fees and expenses	586	953	558	222	396
Reports to shareholders	14,949	13,656	10,296	6,455	6,516
Indicative optimized portfolio value fee	2,953	1,524	2,980	2,016	2,481
Custodian fees	45,276	39,501	75,852	28,657	65,302
Registration fees	965	2,483	2,483	2,483	2,484
Transfer agent fees	1,140	1,140	1,140	1,140	1,140
Fund accounting fees	4,055	2,606	12,301	7,769	1,948
Interest	36,587	5,610	10,219	2,641	1,442
Other	4,972	4,414	15,583	8,740	4,373
Total expenses	310,122	342,186	400,386	164,271	249,226
Waiver of management fees	(6,647)	(51,845)	(69,938)	(58,756)	(3,423)
Expenses assumed by the Adviser	—	—	—	(11,216)	—
Net expenses	303,475	290,341	330,448	94,299	245,803
Net investment income (loss)	934,073	1,349,857	368,463	63,393	1,324,594

Net realized gain (loss) on:
Investments	441,224	8,552,465	(795,071)	103,297	(2,332,362)
In-kind redemptions	194,136	309,313	—	—	192,362
Foreign currency transactions and foreign denominated assets and liabilities	(526,328)	(37,550)	7,078	6,129	(155,971)
Net realized gain (loss)	109,032	8,824,228	(787,993)	109,426	(2,295,971)

Net change in unrealized appreciation (depreciation) on:
Investments	4,600,284	7,268,581	12,666,500	1,455,744	4,027,971
Foreign currency transactions and foreign denominated assets and liabilities	(176,782)	(12,497)	16,480	3,036	(7,472)
Net change in unrealized appreciation (depreciation)	4,423,502	7,256,084	12,682,980	1,458,780	4,020,499
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,466,607	$17,430,169	$12,263,450	$1,631,599	$3,049,122

(a)	Represents consolidated Statement of Operations.

See Notes to Financial Statements

52

India
Small-Cap	Indonesia				Russia
Index ETF (a)	Index ETF	Israel ETF	Poland ETF	Russia ETF	Small-Cap ETF	Vietnam ETF

$425,011	$1,597,614	$417,550	$192,068	$34,654,083	$1,453,489	$2,334,875
—	—	—	—	—	—	—
—	680	29,658	12,149	—	—	15,574
(2,592)	(286,388)	(79,685)	385,072	(4,761,114)	(112,825)	(4,184)
422,419	1,311,906	367,523	589,289	29,892,969	1,340,664	2,346,265

631,196	215,163	98,200	39,891	6,125,999	195,067	708,864
71,551	27,385	25,089	24,882	54,732	29,961	34,138
1,220	657	246	81	10,833	346	2,167
16,210	586	333	149	22,905	567	1,679
14,993	12,233	7,543	7,091	60,385	7,560	22,514
2,827	2,842	2,481	2,481	1,193	2,151	2,560
50,783	31,731	33,169	9,097	1,989,212	61,010	121,762
6,396	2,483	2,484	2,483	13,963	2,483	3,725
2,280	1,140	1,140	1,140	739	1,140	1,140
21,292	4,155	5,128	2,067	52,017	2,087	11,114
25,942	466	446	3,484	42,084	3,973	40,642
52,968	6,098	4,967	4,506	32,482	3,810	15,146
897,658	304,939	181,226	97,352	8,406,544	310,155	965,451
—	(59,186)	(64,905)	(39,891)	(456,109)	(15,135)	—
—	—	—	(6,107)	—	—	—
897,658	245,753	116,321	51,354	7,950,435	295,020	965,451
(475,239)	1,066,153	251,202	537,935	21,942,534	1,045,644	1,380,814

17,904,242	(155,684)	(304,454)	(244,167)	(22,603,251)	5,486,848	(8,894,236)
32,875	(673,687)	—	242,265	86,038,545	8,313,307	7,636

(247,129)	(11,920)	(3,163)	14,383	42,901	(2,567)	(169,435)
17,689,988	(841,291)	(307,617)	12,481	63,478,195	13,797,588	(9,056,035)

48,204,569	10,096,920	5,372,532	4,321,930	(340,636,452)	(12,382,801)	45,590,233

(855)	(146)	129	21,915	(34,355)	829	4,971
48,203,714	10,096,774	5,372,661	4,343,845	(340,670,807)	(12,381,972)	45,595,204

$65,418,463	$10,321,636	$5,316,246	$4,894,261	$(255,250,078)	$2,461,260	$37,919,983

See Notes to Financial Statements

53

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$934,073	$1,904,329	$1,349,857	$2,770,217
Net realized gain (loss)	109,032	(11,730,335)	8,824,228	(16,715,121)
Net change in unrealized appreciation (depreciation)	4,423,502	17,571,205	7,256,084	52,654,194
Net increase (decrease) in net assets resulting from operations	5,466,607	7,745,199	17,430,169	38,709,290

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(1,742,400)	—	(3,582,800)
Distributions from net realized capital gains	—	—	—	—
Return of capital	—	—	—	—
Total Dividends and Distributions	—	(1,742,400)	—	(3,582,800)

Share transactions:**
Proceeds from sale of shares	—	11,722,379	3,830,100	973,090
Cost of shares redeemed	(992,642)	(11,195,275)	(11,429,079)	(18,466,076)
Increase (Decrease) in net assets resulting from share transactions	(992,642)	527,104	(7,598,979)	(17,492,986)
Total increase (decrease) in net assets	4,473,965	6,529,903	9,831,190	17,633,504
Net Assets, beginning of period	66,296,061	59,766,158	82,897,700	65,264,196
Net Assets, end of period†	$70,770,026	$66,296,061	$92,728,890	$82,897,700
† Including undistributed (accumulated) net investment income (loss)	$391,177	$(542,896)	$844,397	$(505,460)

** Shares of Common Stock Issued (no par value)
Shares sold	—	600,000	200,000	100,000
Shares redeemed	(50,000)	(600,000)	(600,000)	(1,200,000)
Net increase (decrease)	(50,000)	—	(400,000)	(1,100,000)

See Notes to Financial Statements

54

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2017	2016	2017	2016	2017	2016
(unaudited)		(unaudited)		(unaudited)

$368,463	$944,923	$63,393	$(23,289)	$1,324,594	$313,905
(787,993)	(2,231,687)	109,426	(3,094,995)	(2,295,971)	(5,507,907)
12,682,980	(16,519,216)	1,458,780	(11,543,898)	4,020,499	(1,904,135)
12,263,450	(17,805,980)	1,631,599	(14,662,182)	3,049,122	(7,098,137)

—	(341,148)	—	—	—	—
—	(644,000)	—	—	—	—
—	(45,252)	—	—	—	—
—	(1,030,400)	—	—	—	—

—	25,837,188	4,588,649	6,388,916	16,503,420	37,372,142
(10,273,454)	(26,903,545)	(6,067,869)	(24,712,952)	(2,784,934)	(15,617,447)

(10,273,454)	(1,066,357)	(1,479,220)	(18,324,036)	13,718,486	21,754,695
1,989,996	(19,902,737)	152,379	(32,986,218)	16,767,608	14,656,558
85,290,078	105,192,815	23,357,035	56,343,253	40,985,271	26,328,713
$87,280,074	$85,290,078	$23,509,414	$23,357,035	$57,752,879	$40,985,271
$249,059	$(119,404)	$61,232	$(2,161)	$(1,039,147)	$(2,363,741)

—	650,000	50,000	200,000	600,000	1,350,000
(250,000)	(700,000)	(100,000)	(750,000)	(100,000)	(450,000)
(250,000)	(50,000)	(50,000)	(550,000)	500,000	900,000

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	India Small-Cap Index ETF (a)		Indonesia Index ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$(475,239)	$1,730,214	$1,066,153	$1,073,461
Net realized gain (loss)	17,689,988	10,008,820	(841,291)	(10,218,854)
Net change in unrealized appreciation (depreciation)	48,203,714	(18,722,920)	10,096,774	24,506,485
Net increase (decrease) in net assets resulting from operations	65,418,463	(6,983,886)	10,321,636	15,361,092

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(2,532,831)	—	(988,000)
Return of capital	—	—	—	—
Total Dividends and Distributions	—	(2,532,831)	—	(988,000)

Share transactions:**
Proceeds from sale of shares	82,797,866	23,985,217	—	25,570,032
Cost of shares redeemed	(18,861,725)	(2,211,689)	(17,654,935)	(40,995,490)
Increase (Decrease) in net assets resulting from share transactions	63,936,141	21,773,528	(17,654,935)	(15,425,458)
Total increase (decrease) in net assets	129,354,604	12,256,811	(7,333,299)	(1,052,366)
Net Assets, beginning of period	183,627,038	171,370,227	85,240,393	86,292,759
Net Assets, end of period†	$312,981,642	$183,627,038	$77,907,094	$85,240,393
† Including undistributed (accumulated) net investment income (loss)	$(1,538,003)	$(1,062,764)	$1,232,887	$166,734

** Shares of Common Stock Issued (no par value)
Shares sold	1,450,000	600,000	—	1,250,000
Shares redeemed	(350,000)	(50,000)	(750,000)	(1,950,000)
Net increase (decrease)	1,100,000	550,000	(750,000)	(700,000)

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

56

Israel ETF		Poland ETF		Russia ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2017	2016	2017	2016	2017	2016
(unaudited)		(unaudited)		(unaudited)

$251,202	$386,671	$537,935	$416,387	$21,942,534	$45,131,889
(307,617)	(1,964,493)	12,481	(2,767,250)	63,478,195	(86,162,967)
5,372,661	(991,223)	4,343,845	3,001,150	(340,670,807)	750,649,448
5,316,246	(2,569,045)	4,894,261	650,287	(255,250,078)	709,618,370

—	(361,023)	—	(291,000)	—	(40,330,100)
—	(247,977)	—	—	—	—
—	(609,000)	—	(291,000)	—	(40,330,100)

1,527,410	—	—	606,101	326,282,312	921,711,668
—	(6,676,532)	(887,116)	(2,741,042)	(740,561,882)	(721,684,210)

1,527,410	(6,676,532)	(887,116)	(2,134,941)	(414,279,570)	200,027,458
6,843,656	(9,854,577)	4,007,145	(1,775,654)	(669,529,648)	869,315,728
36,236,055	46,090,632	13,493,310	15,268,964	2,605,164,802	1,735,849,074
$43,079,711	$36,236,055	$17,500,455	$13,493,310	$1,935,635,154	$2,605,164,802
$206,746	$(44,456)	$657,655	$119,720	$22,570,815	$628,281

50,000	—	—	50,000	15,350,000	49,250,000
—	(250,000)	(50,000)	(200,000)	(37,300,000)	(43,950,000)
50,000	(250,000)	(50,000)	(150,000)	(21,950,000)	5,300,000

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Russia Small-Cap ETF		Vietnam ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Operations:
Net investment income	$1,045,644	$1,742,222	$1,380,814	$7,064,031
Net realized gain (loss)	13,797,588	10,690,087	(9,056,035)	(65,082,978)
Net change in unrealized appreciation (depreciation)	(12,381,972)	26,575,416	45,595,204	22,722,324
Net increase (decrease) in net assets resulting from operations	2,461,260	39,007,725	37,919,983	(35,296,623)

Dividends to shareholders:
Dividends from net investment income	—	(1,860,321)	—	(6,375,900)

Share transactions:**
Proceeds from sale of shares	10,127,578	19,109,895	25,009,414	11,511,083
Cost of shares redeemed	(49,068,070)	(2,894,377)	(15,300,685)	(91,520,777)
Increase (Decrease) in net assets resulting from share transactions	(38,940,492)	16,215,518	9,708,729	(80,009,694)
Total increase (decrease) in net assets	(36,479,232)	53,362,922	47,628,712	(121,682,217)
Net Assets, beginning of period	88,755,236	35,392,314	257,548,855	379,231,072
Net Assets, end of period†	$52,276,004	$88,755,236	$305,177,567	$257,548,855
† Including undistributed (accumulated) net investment income (loss)	$868,575	$(177,069)	$381,427	$(999,387)

** Shares of Common Stock Issued (no par value)
Shares sold	250,000	650,000	1,800,000	800,000
Shares redeemed	(1,250,000)	(150,000)	(1,100,000)	(6,600,000)
Net increase (decrease)	(1,000,000)	500,000	700,000	(5,800,000)

See Notes to Financial Statements

58

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$20.09		$18.11		$26.20	$30.93	$30.77	$26.06
Income from investment operations:
Net investment income	0.28		0.58		0.50	0.64	0.67	1.05
Net realized and unrealized gain (loss) on investments	1.41		1.93		(8.20)	(4.61)	0.32	4.72
Total from investment operations	1.69		2.51		(7.70)	(3.97)	0.99	5.77
Less:
Dividends from net investment income	—		(0.53)		(0.39)	(0.76)	(0.83)	(1.06)
Net asset value, end of period	$21.78		$20.09		$18.11	$26.20	$30.93	$30.77
Total return (a)	8.41	%(b)	13.94%		(29.41)%	(12.86)%	3.24%	22.15%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$70,770		$66,296		$59,766	$95,645	$108,245	$84,627
Ratio of gross expenses to average net assets	0.91	%(c)	0.83%		0.82%	0.80%	0.93%	0.91%
Ratio of net expenses to average net assets	0.89	%(c)	0.79%		0.79%	0.80%	0.81%	0.80%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78	%(e)	0.78%	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets	2.73	%(c)	2.85%		2.05%	2.00%	2.35%	3.63%
Portfolio turnover rate (d)	12	%(b)	45%		33%	30%	86%	24%
	Brazil Small-Cap ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$16.10		$10.44		$21.23	$29.61	$42.20	$36.35
Income from investment operations:
Net investment income	0.28		0.51		0.44	0.88	0.54	0.62
Net realized and unrealized gain (loss) on investments	3.14		5.83		(10.83)	(8.37)	(12.58)	5.88
Total from investment operations	3.42		6.34		(10.39)	(7.49)	(12.04)	6.50
Less:
Dividends from net investment income	—		(0.68)		(0.40)	(0.89)	(0.55)	(0.62)
Distributions from net realized capital gains	—		—		—	—	—	(0.03)
Total dividends and distributions	—		(0.68)		(0.40)	(0.89)	(0.55)	(0.65)
Net asset value, end of period	$19.52		$16.10		$10.44	$21.23	$29.61	$42.20
Total return (a)	21.24	%(b)	60.92%		(48.97)%	(25.19)%	(28.58)%	17.86%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$92,729		$82,898		$65,264	$104,011	$196,891	$552,816
Ratio of gross expenses to average net assets	0.71	%(c)	0.69%		0.72%	0.66%	0.64%	0.64%
Ratio of net expenses to average net assets	0.60	%(c)	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%		0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.79	%(c)	3.14%		3.29%	2.99%	1.11%	1.42%
Portfolio turnover rate (d)	25	%(b)	44%		57%	64%	33%	76%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Excludes reimbursement from prior year custodial charge of 0.01%.

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC CSI 300 ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$37.08		$44.76		$46.06	$30.89	$33.17	$30.28
Income from investment operations:
Net investment income (loss)	0.17		0.41		0.45	0.32 (f)	(0.40)	— (e)
Net realized and unrealized gain (loss) on investments	5.61		(7.64)		(0.34)	14.85	(1.18)	2.89
Total from investment operations	5.78		(7.23)		0.11	15.17	(1.58)	2.89
Less:
Dividends from net investment income	—		(0.15)		(0.52)	—	(0.70)	—
Distributions from net realized capital gains	(0.28)		(0.28)		(0.89)	—	—	—
Return of capital	—		(0.02)		—	—	—	—
Total dividends and distributions	(0.28)		(0.45)		(1.41)	—	(0.70)	—
Net asset value, end of period	$42.58		$37.08		$44.76	$46.06	$30.89	$33.17
Total return (b)	14.83	%(d)	(16.16)%		0.22%	49.11%	(4.74)%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$87,280		$85,290		$105,193	$94,414	$29,344	$33,169
Ratio of gross expenses to average net assets	0.90	%(c)	1.06%		1.20%	1.69%	1.14%	2.21%
Ratio of net expenses to average net assets	0.74	%(c)	0.71%		0.75%	0.72%	0.72%	0.72%
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(c)	0.72	%(h)	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	0.83	%(c)	1.26%		0.91%	1.00%	(0.70)%	(0.69)%
Portfolio turnover rate (g)	5	%(d)	50%		70%	59%	0%	0%

	ChinaAMC SME-ChiNext ETF
	For the				For the Period
	Six Months				July 23, 2014(a)
	Ended		For the Year Ended		through
	June 30,		December 31,		December 31,
	2017		2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$29.20		$41.74	$28.60	$24.68
Income from investment operations:
Net investment income (loss)	0.08		(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	2.07		(12.48)	13.24	3.97
Total from investment operations	2.15		(12.54)	13.14	3.92
Net asset value, end of period	$31.35		$29.20	$41.74	$28.60
Total return (b)	7.36	%(d)	(30.04)%	45.94%	15.88	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,509		$23,357	$56,343	$21,451
Ratio of gross expenses to average net assets	1.40	%(c)	1.16%	1.11%	1.48	%(c)
Ratio of net expenses to average net assets	0.80	%(c)	0.81%	0.79%	0.78	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78%	0.78%	0.78	%(c)
Ratio of net investment income (loss) to average net assets	0.54	%(c)	(0.07)%	(0.29)%	(0.73	)%(c)
Portfolio turnover rate (g)	6	%(d)	39%	160%	7	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
(f)	Calculated based upon average shares outstanding
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(h)	Excludes reimbursement from prior year custodial charge of 0.02%.

See Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$26.02		$39.01		$59.95	$55.51	$51.00	$38.56
Income from investment operations:
Net investment income	1.00		1.17		0.04	0.53	1.13	3.48
Net realized and unrealized gain (loss) on investments	0.81		(14.16)		(20.37)	6.67	4.42	12.68
Total from investment operations	1.81		(12.99)		(20.33)	7.20	5.55	16.16
Less:
Dividends from net investment income	—		—		(0.61)	(2.76)	(1.04)	(3.72)
Net asset value, end of period	$27.83		$26.02		$39.01	$59.95	$55.51	$51.00
Total return (a)	6.96	%(b)	(33.30)%		(33.89)%	12.92%	10.90%	41.94%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$57,753		$40,985		$26,329	$49,461	$48,571	$36,325
Ratio of gross expenses to average net assets	0.96	%(c)	1.14%		1.07%	0.97%	1.18%	1.08%
Ratio of net expenses to average net assets	0.94	%(c)	1.01%		0.98%	0.97%	0.98%	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(c)	0.94%		0.94%	0.92%	0.94%	0.94%
Ratio of net investment income to average net assets	5.09	%(c)	1.17%		0.60%	0.63%	2.31%	5.29%
Portfolio turnover rate (d)	28	%(b)	56%		57%	69%	78%	50%
	India Small-Cap Index ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$41.03		$43.66		$44.53	$31.31	$44.24	$35.28
Income from investment operations:
Net investment income (loss)	(0.04)		0.39		0.06 (e)	0.37	0.25	0.36
Net realized and unrealized gain (loss) on investments	15.15		(2.45)		0.42	13.29	(13.04)	8.64
Total from investment operations	15.11		(2.06)		0.48	13.66	(12.79)	9.00
Less:
Dividends from net investment income	—		(0.57)		(1.35)	(0.44)	(0.14)	(0.04)
Net asset value, end of period	$56.14		$41.03		$43.66	$44.53	$31.31	$44.24
Total return (a)	36.83	%(b)	(4.70)%		1.07%	43.65%	(28.91)%	25.54%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$312,982		$183,627		$171,370	$272,745	$110,352	$93,999
Ratio of gross expenses to average net assets	0.71	%(c)	0.78%		0.78%	0.92%	1.39%	1.68%
Ratio of net expenses to average net assets	0.71	%(c)	0.78%		0.78%	0.89%	0.93%	0.91%
Ratio of net expenses, excluding interest expense, to average net assets	0.69	%(c)	0.78	%(f)	0.75%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.38	)%(c)	0.96%		0.13%	0.82%	0.73%	0.28%
Portfolio turnover rate (d)	28	%(b)	29%		40%	120%	77%	65%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Calculated based upon average shares outstanding
(f)	Excludes reimbursement from prior year custodial charge of 0.01%.
(#)	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$21.31		$18.36	$24.32	$20.98	$28.63	$28.48
Income from investment operations:
Net investment income	0.34		0.28	0.47	0.53	0.75	0.54
Net realized and unrealized gain (loss) on investments	2.32		2.92	(5.98)	3.31	(7.68)	0.12
Total from investment operations	2.66		3.20	(5.51)	3.84	(6.93)	0.66
Less:
Dividends from net investment income	—		(0.25)	(0.45)	(0.50)	(0.72)	(0.51)
Net asset value, end of period	$23.97		$21.31	$18.36	$24.32	$20.98	$28.63
Total return (a)	12.48	%(c)	17.49%	(22.69)%	18.34%	(24.20)%	2.31%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$77,907		$85,240	$86,293	$184,831	$183,618	$405,095
Ratio of gross expenses to average net assets	0.71	%(d)	0.68%	0.72%	0.66%	0.67%	0.65%
Ratio of net expenses to average net assets	0.57	%(d)	0.58%	0.58%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(d)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of net investment income to average net assets	2.48	%(d)	1.05%	1.65%	1.80%	1.95%	1.70%
Portfolio turnover rate (b)	5	%(c)	12%	11%	12%	20%	19%
	Israel ETF
	For the					For the Period
	Six Months					June 25,
	Ended					2013(e) through
	June 30,		For the Year Ended December 31,			December 31,
	2016		2016	2015	2014	2013
	(unaudited)
Net asset value, beginning of period	$26.84		$28.81	$29.56	$30.04	$25.30
Income from investment operations:
Net investment income	0.18		0.27	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	3.75		(1.80)	(0.69)	(0.05)	4.80
Total from investment operations	3.93		(1.53)	(0.37)	0.26	4.90
Less:
Dividends from net investment income	—		(0.26)	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—		—	—	(0.46)	—
Return of capital	—		(0.18)	—	—	—
Total dividends and distributions	—		(0.44)	(0.38)	(0.74)	(0.16)
Net asset value, end of period	$30.77		$26.84	$28.81	$29.56	$30.04
Total return (a)	14.64	%(c)	(5.34)%	(1.27)%	0.88%	19.39	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$43,080		$36,236	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.92	%(d)	0.92%	0.85%	0.76%	0.94	%(d)
Ratio of net expenses to average net assets	0.59	%(d)	0.60%	0.59%	0.60%	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59%	0.59%	0.59%	0.59	%(d)
Ratio of net investment income to average net assets	1.28	%(d)	0.94%	1.04%	1.03%	0.83	%(d)
Portfolio turnover rate (b)	15	%(c)	19%	18%	17%	24	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Annualized
(d)	Not Annualized
(e)	Commencement of operations

See Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$13.49		$13.28	$17.99	$22.60	$22.25	$17.24
Income from investment operations:
Net investment income	0.60		0.42	0.45	0.80	0.74	0.84
Net realized and unrealized gain (loss) on investments	4.36		0.08	(4.72)	(4.61)	0.36	4.99
Total from investment operations	4.96		0.50	(4.27)	(3.81)	1.10	5.83
Less:
Dividends from net investment income	(0.03)		(0.29)	(0.44)	(0.80)	(0.75)	(0.82)
Net asset value, end of period	$18.42		$13.49	$13.28	$17.99	$22.60	$22.25
Total return (a)	36.81	%(b)	3.60%	(23.85)%	(16.90)%	4.92%	33.82%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,500		$13,493	$15,269	$18,886	$30,514	$32,266
Ratio of gross expenses to average net assets	1.22	%(c)	1.30%	1.11%	0.99%	1.07%	1.03%
Ratio of net expenses to average net assets	0.64	%(c)	0.60%	0.60%	0.60%	0.61%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of net investment income to average net assets	6.73	%(c)	2.98%	2.69%	2.91%	3.31%	3.79%
Portfolio turnover rate (d)	9	%(b)	18%	30%	19%	21%	20%
	Russia ETF
	For the Six Months Ended
	June 30,			For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$21.09		$14.69	$15.17	$28.69	$29.63	$26.32
Income from investment operations:
Net investment income	0.22		0.38	0.50	0.59	0.80	0.73
Net realized and unrealized gain (loss) on investments	(2.24)		6.36	(0.46)	(13.45)	(1.00)	3.31
Total from investment operations	(2.02)		6.74	0.04	(12.86)	(0.20)	4.04
Less:
Dividends from net investment income	(0.01)		(0.34)	(0.52)	(0.66)	(0.74)	(0.73)
Net asset value, end of period	$19.06		$21.09	$14.69	$15.17	$28.69	$29.63
Total return (a)	(9.60	)%(b)	45.91%	0.39%	(44.95)%	(0.65)%	15.35%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,935,635		$2,605,165	$1,735,849	$1,541,945	$1,187,720	$1,634,230
Ratio of gross expenses to average net assets	0.69	%(c)	0.79%	0.72%	0.61%	0.71%	0.63%
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.63%	0.61%	0.63%	0.62%
Ratio of net expenses, excluding interest expense and, depository receipt fees (e), to average net assets	0.65	%(c)	0.65%	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	1.79	%(c)	2.48%	2.98%	3.92%	2.52%	2.28%
Portfolio turnover rate (d)	7	%(b)	22%	33%	23%	27%	41%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Effective May 1, 2016, the Fund excludes depository receipt fees in excess of 0.10% of average daily net assets (See Note 3).

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$38.04		$19.31	$19.60	$42.24	$45.15	$47.58
Income from investment operations:
Net investment income	0.76		0.77	0.38	0.91	0.30	0.72
Net realized and unrealized gain (loss) on investments	0.44		18.77	(0.29)	(23.14)	(2.01)	(2.22)
Total from investment operations	1.20		19.54	0.09	(22.23)	(1.71)	(1.50)
Less:
Dividends from net investment income	(0.03)		(0.81)	(0.38)	(0.41)	(1.20)	(0.93)
Net asset value, end of period	$39.21		$38.04	$19.31	$19.60	$42.24	$45.15
Total return (a)	3.17	%(b)	101.07%	0.48%	(52.67)%	(3.77)%	(3.17)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$52,276		$88,755	$35,392	$53,573	$16,191	$8,276
Ratio of gross expenses to average net assets	0.80	%(c)	0.86%	1.19%	0.95%	1.87%	2.21%
Ratio of net expenses to average net assets	0.76	%(c)	0.75%	0.69%	0.68%	0.67%	0.71%
Ratio of net expenses, excluding interest expense and, Depository receipt fees (e), to average net assets	0.75	%(c)	0.73%	0.67%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	2.69	%(c)	3.28%	1.58%	2.42%	0.59%	1.63%
Portfolio turnover rate (d)	21	%(b)	72%	30%	32%	74%	67%
	Vietnam ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$12.97		$14.78	$18.84	$18.63	$17.06	$14.76
Income from investment operations:
Net investment income	0.07		0.37	0.55	0.51	0.59	0.35
Net realized and unrealized gain (loss) on investments	1.81		(1.81)	(4.11)	0.21	1.58	2.32
Total from investment operations	1.88		(1.44)	(3.56)	0.72	2.17	2.67
Less:
Dividends from net investment income	—		(0.37)	(0.50)	(0.49)	(0.60)	(0.37)
Return of capital	—		—	—	(0.02)	—	—
Total dividends	—		(0.37)	(0.50)	(0.51)	(0.60)	(0.37)
Net asset value, end of period	$14.85		$12.97	$14.78	$18.84	$18.63	$17.06
Total return (a)	14.49	%(b)	(9.78)%	(18.87)%	3.95%	12.75%	18.07%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$305,178		$257,549	$379,231	$468,233	$372,634	$286,672
Ratio of gross expenses to average net assets	0.68	%(c)	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses to average net assets	0.68	%(c)	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(c)	0.63%	0.65%	0.65%	0.70%	0.74%
Ratio of net investment income to average net assets	0.97	%(c)	2.14%	3.29%	2.32%	2.98%	2.08%
Portfolio turnover rate (d)	26	%(b)	47%	67%	67%	48%	54%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Effective May 1, 2016 the Fund excludes depository receipt fees in excess of 0.08% of average daily net assets (See Note 3).
(#)	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

64

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2017, offers fifty-nine investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or MV Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Africa Index ETF	July 10, 2008	MVISTM GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	MVISTM Brazil Small-Cap Index*
ChinaAMC CSI 300 ETF	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	MVISTM Egypt Index*
India Small-Cap Index ETF	August 24, 2010	MVISTM India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	MVISTM Indonesia Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	MVISTM Poland Index*
Russia ETF	April 24, 2007	MVISTM Russia Index*
Russia Small-Cap ETF	April 13, 2011	MVISTM Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	MVISTM Vietnam Index*

*	Published by MV Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of
65

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset is not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.
66

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2017 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended June 30, 2017.

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes,
67

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at June 30, 2017 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

J.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

At June 30, 2017, ChinaAMC CSI 300 and ChinaAMC SME-ChiNext included $10,890 and $7,249, respectively, in cash denominated in foreign currency, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations as listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended June 30, 2017, are as follows:

Fund	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Africa Index ETF	0.78%	$6,647	$—
Brazil Small-Cap ETF	0.59	51,845	—
ChinaAMC CSI 300 ETF*	0.72	69,938	—
ChinaAMC SME-ChiNext ETF*	0.78	58,756	11,216
Egypt Index ETF	0.94	3,423	—
India Small-Cap Index ETF	0.85	—	—
Indonesia Index ETF	0.57	59,186	—
Israel ETF	0.59	64,905	—
Poland ETF	0.60	39,891	6,107
Russia ETF	0.62	456,109	—
Russia Small-Cap ETF	0.67	15,135	—
Vietnam ETF	0.76	—	—

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation (“the Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

68

Note 4—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$8,208,697	$8,253,277
Brazil Small-Cap ETF	24,391,406	29,861,669
ChinaAMC CSI 300 ETF	4,820,417	14,300,128
ChinaAMC SME-ChiNext ETF	1,506,663	3,019,016
Egypt Index ETF	21,340,314	14,253,446
India Small-Cap Index ETF	137,258,920	69,381,396
Indonesia Index ETF	5,789,688	4,439,819
Israel ETF	6,224,994	6,104,076
Poland ETF	2,064,674	1,495,694
Russia ETF	169,006,041	186,989,826
Russia Small-Cap ETF	16,266,520	27,757,619
Vietnam ETF	82,776,325	74,205,581

Note 5—Income Taxes—As of June 30, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$64,428,127	$14,107,268	$(6,790,146)	$7,317,122
Brazil Small-Cap ETF	84,508,363	21,762,742	(13,551,982)	8,210,760
ChinaAMC CSI 300 ETF	77,506,107	17,212,128	(7,232,604)	9,979,524
ChinaAMC SME-ChiNext ETF	21,242,289	5,722,389	(3,367,454)	2,354,935
Egypt Index ETF	61,803,634	4,641,549	(8,215,309)	(3,573,760)
India Small-Cap Index ETF	268,393,029	72,989,347	(23,513,950)	49,475,397
Indonesia Index ETF	89,029,297	8,085,459	(19,218,110)	(11,132,651)
Israel ETF	44,992,447	7,049,599	(7,261,917)	(212,318)
Poland ETF	20,460,820	2,507,991	(3,878,963)	(1,370,972)
Russia ETF	2,252,327,174	112,535,088	(419,949,239)	(307,414,151)
Russia Small-Cap ETF	56,547,615	5,664,388	(9,976,501)	(4,312,113)
Vietnam ETF	304,164,760	53,505,566	(52,229,197)	1,276,369

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income		Long-Term Capital Gains	Return of Capital
Africa Index ETF	$1,742,400		$—	$—
Brazil Small-Cap ETF	3,582,800		—	—
ChinaAMC CSI 300 ETF	401,102	*	584,046	45,252
India Small-Cap Index ETF	2,532,831		—	—
Indonesia Index ETF	988,000		—	—
Israel ETF	361,023		—	247,977
Poland ETF	291,000		—	—
Russia ETF	40,330,100		—	—
Russia Small-Cap ETF	1,860,321		—	—
Vietnam ETF	6,375,900		—	—

*	Includes short-term capital gains
69

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The tax character of current year distributions will be determined at the end of the current fiscal year.

Qualified late year losses incurred after October 31, 2016 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2016, the Funds have deferred qualified late year losses to January 1, 2017 for federal tax purposes as follows:

Fund	Late-Year Ordinary Losses
Africa Index ETF	$376,256
ChinaAMC CSI 300 ETF	46,852
ChinaAMC SME-ChiNext ETF	1,902
Egypt Index ETF	1,993,843
India Small-Cap Index ETF	723,328
Vietnam ETF	352,196

At December 31, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017
Africa Index ETF	$9,465,262	$45,726,686	$1,095,985	$951,177
Brazil Small-Cap ETF	27,517,893	152,760,433	—	—
ChinaAMC CSI 300 ETF	1,625,261	—	—	—
ChinaAMC SME-ChiNext ETF	6,389,337	1,179,822	—	—
Egypt Index ETF	11,833,036	16,194,085	128,400	—
India Small-Cap Index ETF	34,949,461	2,018,000	—	—
Indonesia Index ETF	36,729,289	60,740,613	2,845,870	—
Israel ETF	875,735	2,386,023	—	—
Poland ETF	2,868,435	14,313,467	171,326	—
Russia ETF	229,409,942	997,307,007	121,306,708	349,754,000
Russia Small-Cap ETF	5,048,850	2,925,476	—	—
Vietnam ETF	62,814,041	171,290,225	1,860,199	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. The Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2017, the Funds did not incur any interest or penalties.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends and interest (excluding government bond interest) derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China also imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, are exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares).

The Finance Act, 2012 introduced a general anti-avoidance rule (“GAAR”), which became effective April 1, 2017. GAAR is applicable where the main purpose of an arrangement is tax avoidance and empowers Indian tax authorities to declare such an arrangement as an impermissible avoidance arrangement.

70

Additionally, on May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius. The renegotiation of the Treaty clarifies the applicability of GAAR to a Mauritius subsidiary deemed a tax resident of Mauritius. As per the Protocol, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation. The Protocol could reduce the return to the Fund on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 6—Capital Share Transactions—As of June 30, 2017, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended June 30, 2017, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$—	$742,072
Brazil Small-Cap ETF	334,941	974,458
ChinaAMC CSI 300 ETF	—	—
ChinaAMC SME-ChiNext ETF	—	—
Egypt Index ETF	5,216,402	881,995
India Small-Cap Index ETF	474,352	163,420
Indonesia Index ETF	—	17,635,567
Israel ETF	1,526,850	—
Poland ETF	—	886,939
Russia ETF	285,839,133	650,875,332
Russia Small-Cap ETF	6,772,199	33,522,648
Vietnam ETF	3,203,635	2,239,229

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF and India Small-Cap Index ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks

71

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. In addition, for Africa Index ETF and Egypt Index ETF there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in timely manner.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2017 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents the amount of repurchase agreements held as collateral by type of security on loan pledged as of June 30, 2017:

72

Gross Amount of Recognized
Liabilities for Securities
Loaned in the Statements
of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$1,155,415
Brazil Small-Cap ETF	2,320
Egypt Index ETF	54,688
Israel ETF	1,688,381
Poland ETF	1,610,941
Vietnam ETF	1,093,729

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect these reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	June 30, 2017
Africa Index ETF	181	$3,348,676	2.22%	$1,117,811
Brazil Small-Cap ETF	137	290,949	2.21	457,112
ChinaAMC CSI 300 ETF	178	885,325	2.22	2,772,052
ChinaAMC SME-ChiNext ETF	150	235,604	2.21	409,149
Egypt Index ETF	36	462,979	2.29	—
India Small-Cap Index ETF	107	2,271,051	2.26	4,237,424
Indonesia Index ETF	24	262,285	2.38	—
Israel ETF	34	185,642	2.33	—
Poland ETF	175	254,614	2.23	650,488
Russia ETF	84	8,124,104	2.29	23,714,226
Russia Small-Cap ETF	62	310,922	2.27	261,840
Vietnam ETF	160	3,782,556	2.25	1,298,794

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2017, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 13—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

73

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2017 (unaudited)

At a meeting held on June 9, 2017 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC CSI 300 ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Refiners ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (each, a “Fund” and together, the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to each of VanEck Vectors ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 8, 2017. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors ChinaAMC CSI 300 ETF generally invests in a different group of issuers than the funds in its designated peer group. In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 8, 2017 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds), including the background and experience of the portfolio manager(s) and others involved in the management and administration of the Funds. The Trustees considered the terms of, and scope of services that the Adviser and the Sub-Adviser (with respect to the China Funds) provide under, the Agreements, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding

74

agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co. Ltd., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Funds) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Russia ETF, Russia Small-Cap ETF and Steel ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and/or the median, of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Africa Index ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser

75

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2017 (unaudited) (continued)

were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the China Funds during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser (and the Sub-Adviser, with respect to those Funds in respect of which the Sub-Adviser had been retained) were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 8, 2017 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

76

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INTLSAR

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VANECK VECTORS®

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Solar Energy ETF	KWT®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of June 30, 2017.

VANECK VECTORS ETFs

June 30, 2017 (unaudited)

Dear Shareholder:

2016 saw crude oil prices rising fitfully but decisively during the year. The first six months of 2017 saw a significant reversal. We continue to believe, however, that we are in a commodities bull market and that the current doldrums, especially for crude oil, are indicative of an early pause/correction in that market.

We also continue to believe that commodity markets, and especially the crude oil market, are rebalancing. Demand for oil remains robust, but, after the huge capex cuts that oil producers have been forced to make over the past several years, the longer-term outlook for supply looks anything but rosy.

Source: FactSet as of June 30, 2017. WTI = West Texas Intermediate. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Depending upon their particular outlooks, investors with a focus on energy will find that a number of funds in the suite of VanEck Vectors Hard Assets ETFs may offer interesting opportunities.

For those with a bullish outlook, there are two funds in particular that should be considered: VanEck Vectors Oil Services ETF (NYSE Arca: OIH) and VanEck Vectors Unconventional Oil & Gas ETF (NYSE Arca: FRAK). For those who might take a contrarian view there is VanEck Vectors Oil Refiners ETF (NYSE Arca: CRAK).

Three other ETFs provide alternative energy exposure: VanEck Vectors Uranium+Nuclear Energy ETF (NYSE Arca: NLR), VanEck Vectors Global Alternative Energy ETF (NYSE Arca: GEX), and VanEck Vectors Solar Energy ETF (NYSE Arca: KWT). In the first six months of 2017, GEX and KWT were the top two performers in the suite of funds, with GEX posting a return of 17.56% and KWT a return of 15.27% for the period.

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard assets space.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit vaneck.com/subscription/ to register.

1

VANECK VECTORS ETFs

(unaudited) (continued)

On the following pages, you will find the performance record of each of the funds for the period ended June 30, 2017. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

July 19, 2017

Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

2

Management Discussion (unaudited)

Hard Assets Market Overview

The VanEck® Natural Resources Index (RVEIT)‡ tracked by VanEck Vectors Natural Resources ETF (NYSE Arca: HAP), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in this space. For the six month period ending June 30, 2017, the index returned +1.51%.

The table below shows average sector weightings within this index and the total return of each sector for the six month period ending June 30, 2017.

		Six Month Total Return
		for Period Ending
RVEIT Sector‡	Average Sector Weighting	June 30, 2017
Agriculture	40.85%	4.84%
Energy	29.11%	-7.97%
Base/Industrial Metals	13.94%	4.54%
Precious Metals	7.28%	3.72%
Alternatives	4.73%	16.54%
Paper & Forest Products	4.10%	19.40%

Source: VanEck; FactSet; S-Network Global Indexes, Inc. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

Five out of the six sectors—agriculture, base/industrial metals, precious metals, alternatives, and paper & forest products—had positive returns over the six months ending June 30, 2017. While the paper and forest products sector, with the smallest average weighting, posted the highest total return for the six month period, the second smallest by average weighting, alternatives, posted the next highest return for the same period. The precious metals sector, with the fourth largest average weighting, posted the second lowest positive return. The energy sector, with the second highest average weighting, was the only sector to post a negative return.

Eleven of the suite of 13 VanEck Vectors Hard Assets ETFs posted positive total returns during the six month period, with VanEck Vectors Global Alternative Energy ETF (NYSE Arca: GEX) (+17.56%) and VanEck Vectors Solar ETF (NYSE Arca: KWT) (+15.27%), the two top performing funds, each producing solid performance. VanEck Vectors Oil Services ETF (NYSE Arca: OIH) (-25.69%) and the VanEck Vectors Unconventional Oil and Gas ETF (NYSE Arca: FRAK) (-23.51%) were the two worst performing Hard Assets ETFs.

January 1 through June 30, 2 017
VanEck Vectors Hard Assets ETFs Total Return

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain funds reflect temporary waivers of expenses and/or fees. Had these funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

VANECK VECTORS ETFs

(unaudited) (continued)

Agribusiness

The performance of the agribusiness industry during the first six months of 2017 remained resilient, with the Fund returning 7.24%. The primary drivers of positive performance were companies in the industrial sector and, in particular, those in the machinery segment. The greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in Canada. The consumer discretionary sector was the only sector to detract from performance.

Coal

The performance of coal stocks was lackluster in the first six months of 2017 with the Fund returning 7.03%. The 2017 edition of BP’s annual report “Statistical Review of World Energy” noted that: “Coal consumption fell sharply for the second consecutive year, with its share within primary energy falling to its lowest level since 2004.”1 Globally coal production fell by 6.2%, and in the U.S. and China, declined 19% and 7.9%, respectively, during the year.2 However, according to the U.S. Energy Information Agency: “Coal exports for the first quarter of 2017 were 58% higher than in the same quarter last year, with steam coal exports increasing by 6 million short tons.”3 Coal remains the world’s most important fuel for making cement, producing steel, and generating energy.4

China was the single largest contributor to returns, followed by Australia. Canada, followed by the U.S., detracted most from the sector’s performance.

Global Alternative Energy

The performance of global alternative energy stocks during the six month period was particularly notable and the Fund recorded a strong positive return of 17.56% for the six month period. Companies in the consumer discretionary and industrials sectors contributed the most to performance. The strongest negative performance came from companies involved oil, gas, and consumable fuels. Companies in the U.S. and Denmark contributed the most positively to performance. Companies from Germany and Brazil detracted the most from performance.

Gold Miners

Both major gold miners and their junior peers had a choppy six months. Despite the price of gold rising steadily if fitfully during the period, the larger gold miners (VanEck Vectors Gold Miners ETF) posted a positive return of 5.40%; junior gold miners (VanEck Vectors Junior Gold Miners ETF) posted a similar return of 5.39% for the period.

Among the larger mining stocks, Canadian companies, with the largest average sector weighting, were also the strongest contributors to performance. Companies in both China and South Africa detracted from performance. The situation was similar among the juniors, with Canada the strongest contributor, followed by Australia and Peru. China and South Africa were the two countries to detract most from performance.

Natural Resources

The Fund returned 1.55% over the six month period under review. Five sectors contributed positively to performance. Paper and forest products, constituting the second smallest segment of the natural resources industry, provided the largest positive returns. Energy and consumer discretionary sectors contributed negatively to performance during the period under review.

Oil Refiners

The first six months of the year were particularly positive for the refining stocks in the Fund. Much of this was related to the changes that occurred in the crude oil market. Refiners were helped by the fall in crude oil prices over the six month period, but especially in the four months from March through June, and subsequently benefited from lower refinery feedstock prices. The Fund returned 11.12% for the six month period. While exposure to refiners in India, Poland, Turkey, and Japan contributed most to performance, refiners in the U.S., with the largest average weighting in the sector, detracted most from performance for the period, albeit minimally.

4

Oil Services

From early January through June, oil services stocks embarked on a steady decline, suffering from the fall in oil prices during the first half of the year. While onshore drilling activity in the U.S. during the first six months of 2017 may have continued to pick up, oil services companies have lagged the recovery of U.S. shale oil producers.5 At the end of 2016, the U.S. rig count stood at 658. At the end of June, the count had hit 940.6 The Fund declined 25.69% for the six month period. Oil service stocks in the U.S., with the largest average weighting in the sector, detracted the most from performance. Companies in the U.K., the Netherlands, and Switzerland also all detracted from performance.

Rare Earth and Strategic Metals

Having peaked in late February, the Fund then declined, but still ended the six month period with a gain of 4.08%. The greatest contributors to performance were companies with mining operations in South Africa, Australia, and China mining rare earths, molybdenum, and titanium feedstock. The greatest detractors included companies involved in lithium and rare earths. Mid-cap companies performed better than their large- and small-cap peers during the period under review.

Solar Energy

In stark contrast to their poor performance in 2016, solar energy stocks posted a solid total return of 15.27% for the first six months of 2017. Within the sector, the greatest contributors to performance were companies involved in semiconductors and semiconductor equipment in the U.S., followed by solar companies in Switzerland, Spain, and China. Only companies in Thailand detracted from performance.

Steel

Having hit a high for the six month period in late February, steel stocks gave back those earlier gains and the Fund rose 1.82% over the period under review. At 143.3 million tonnes, May 2017 global steel production was up 2.0% compared with May 2016 and up 1.2 million tonnes (0.8%) from April 2017. Although capacity utilization rose from 67.6% in December 2016 to 73.6% in April 2017, it fell to 71.8% in May 2017.7 In an article at the end of May, Bloomberg reported that: “Chief executive officers of America’s largest steelmakers said global overcapacity of the metal is at crisis levels as they urged the U.S. to determine that cheap steel imports are a threat to national security.”8 Despite this, according to Bloomberg, “American steel producers are benefiting from many trade cases last year that helped boost many companies to their biggest gains in at least a decade.”9 Even with the benefit of these cases, companies in the U.S., with the largest average sector weighting during the period under review, were the greatest negative contributors to total return. Steel companies in Russia also detracted from performance. Geographically, the U.K. was the largest positive contributor to performance.

Unconventional Oil & Gas

During the first half of 2017, unconventional energy companies suffered from the continuing decline in oil prices and the Fund lost 23.51% over the period under review. This was despite the fact that OPEC and non-OPEC producers struck deals the end of November and early in December 2016 to reduce production and agreed to extend these same production cuts at the end of May 2017. Over the period under review, West Texas Intermediate (WTI) front month crude prices fell from $53.72/barrel to end June at $46.04/barrel. Unconventional energy, particularly shale oil, companies suffered accordingly. U.S. stocks (on average approximately 83% of the Fund by weight during the period under review) detracted the most from performance.

Uranium and Nuclear Energy

Performance in the first half of 2017 was positive and the Fund returned 5.78% for the period. Utility companies, with the largest average weighting over the period, produced all the Fund’s positive total return, with the energy and industrial sectors both detracting from performance. Geographically, companies in the U.S. contributed the most to performance, while Canada was the greatest detractor from performance.

According to the World Nuclear Association at the start of May, there were some 447 operable nuclear power reactors in 30 countries and 59 power reactors currently under construction in 14 countries, notably China, India, and Russia.10

5

VANECK VECTORS ETFs

(unaudited) (continued)

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡	The VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

[1]	BP: Statistical Review of World Energy, http://www.bp.com/content/dam/bp/en/corporate/pdf/energy-economics/statistical-review-2017/bp-statistical-review-of-world-energy-2017-full-report.pdf

[2]	Ibid.

[3]	EIA: Short-Term Energy Outlook (July 11, 2017), https://www.eia.gov/outlooks/steo/report/coal.cfm

[4]	International Energy Agency: Medium-Term Coal Market Report 2016, https://www.iea.org/newsroom/news/2016/december/medium-term-coal-market-report-2016.html

[5]	Reuters: U.S. oilfield service firms lag shale recovery; old deals hold, http://www.reuters.com/article/us-shale-oilservices-cost-analysis-idUSKBN18L0H5

[6]	Baker Hughes: North America Rig Count, http://phx.corporate-ir.net/phoenix.zhtml?c=79687&p=irol-reportsother

[7]	World Steel Association: May 2017 crude steel production, https://www.worldsteel.org/media-centre/press-releases/2017/may-2017-crude-steel-production.html

[8]	Bloomberg: U.S. Steel Giants Warn Foreign Imports Imperil National Security, https://www.bloomberg.com/news/articles/2017-05-24/u-s-steel-giants-warn-foreign-imports-imperil-national-security

[9]	Ibid.

[10]	World Nuclear Association: World Nuclear Power Reactors & Uranium Requirements, http://www.world-nuclear.org/information-library/facts-and-figures/world-nuclear-power-reactors-and-uranium-requireme.aspx
6

PERFORMANCE COMPARISON

June 30, 2017 (unaudited)

VANECK VECTORS AGRIBUSINESS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVMOOTR[1]	Share Price	NAV	MVMOOTR[1]
Six Months	7.15%	7.24%	7.03%	7.15%	7.24%	7.03%
One Year	17.04%	17.30%	17.49%	17.04%	17.30%	17.49%
Five Year	4.54%	4.54%	4.68%	24.85%	24.83%	25.70%
Life*	4.65%	4.66%	5.00%	56.29%	56.53%	61.54%

*	Commencement of Fund: 8/31/07; First Day of Secondary Market Trading: 9/5/07

[1]	MVISTM Global Agribusiness Index (MVMOOTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVISTM Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

VANECK VECTORS COAL ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVKOLTR[1]	Share Price	NAV	MVKOLTR[1]
Six Months	7.99%	7.03%	7.21%	7.99%	7.03%	7.21%
One Year	45.31%	46.10%	47.67%	45.31%	46.10%	47.67%
Five Year	(9.47)%	(9.53)%	(9.12)%	(39.19)%	(39.40)%	(38.00)%
Life*	(9.66)%	(9.67)%	(9.21)%	(61.81)%	(61.82)%	(59.96)%

*	Commencement of Fund: 1/10/08; First Day of Secondary Market Trading: 1/14/08

[1]	MVISTM Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVISTM Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	AGIXLT[1]	Share Price	NAV	AGIXLT[1]
Six Months	18.56%	17.56%	17.68%	18.56%	17.56%	17.68%
One Year	22.94%	21.31%	21.65%	22.94%	21.31%	21.65%
Five Year	15.63%	15.34%	14.89%	106.70%	104.10%	100.15%
Ten Year	(6.43)%	(6.42)%	(6.86)%	(48.58)%	(48.52)%	(50.86)%

[1]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

PERFORMANCE COMPARISON

June 30, 2017 (unaudited) (continued)

VANECK VECTORS GOLD MINERS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	GDMNTR[1]	Share Price	NAV	GDMNTR[1]
Six Months	5.54%	5.40%	5.29%	5.54%	5.40%	5.29%
One Year	(20.09)%	(20.23)%	(19.74)%	(20.09)%	(20.23)%	(19.74)%
Five Year	(12.54)%	(12.56)%	(12.16)%	(48.82)%	(48.89)%	(47.71)%
Ten Year	(4.64)%	(4.65)%	(4.18)%	(37.79)%	(37.86)%	(34.79)%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

VANECK VECTORS JUNIOR GOLD MINERS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVGDXJTR[1]	Share Price	NAV	MVGDXJTR[1]
Six Months	5.80%	5.39%	3.47%	5.80%	5.39%	3.47%
One Year	(17.52)%	(17.42)%	(18.39)%	(17.52)%	(17.42)%	(18.39)%
Five Year	(13.59)%	(13.45)%	(13.36)%	(51.83)%	(51.42)%	(51.19)%
Life*	(10.52)%	(10.49)%	(10.31)%	(57.19)%	(57.10)%	(56.45)%

*	Commencement of Fund: 11/10/09; First Day of Secondary Market Trading: 11/11/09

[1]	MVISTM Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

VANECK VECTORS NATURAL RESOURCES ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	RVEIT[1]	Share Price	NAV	RVEIT[1]
Six Months	1.67%	1.55%	1.51%	1.67%	1.55%	1.51%
One Year	9.88%	9.19%	9.66%	9.88%	9.19%	9.66%
Five Year	1.88%	1.83%	1.98%	9.74%	9.48%	10.30%
Life*	(0.33)%	(0.35)%	(0.17)%	(2.84)%	(3.09)%	(1.46)%

*	Commencement of Fund: 8/29/08; First Day of Secondary Market Trading: 9/3/08

[1]	VanEck® Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK VECTORS OIL REFINERS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVCRAKTR[1]	Share Price	NAV	MVCRAKTR[1]
Six Months	12.19%	11.12%	10.86%	12.19%	11.12%	10.86%
One Year	30.68%	28.93%	29.33%	30.68%	28.93%	29.33%
Life*	11.70%	11.19%	11.14%	22.97%	21.93%	21.81%

*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15

[1]	MVISTM US Global Oil Refiners Index (MVCRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining.

VANECK VECTORS OIL SERVICES ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVOIHTR[1]	Share Price	NAV	MVOIHTR[1]
Six Months	(25.67)%	(25.69)%	(25.70)%	(25.67)%	(25.69)%	(25.70)%
One Year	(14.07)%	(14.02)%	(14.11)%	(14.07)%	(14.02)%	(14.11)%
Five Year	(5.46)%	(5.45)%	(5.56)%	(24.48)%	(24.44)%	(24.89)%
Life*	(5.93)%	(6.07)%	(6.17)%	(28.68)%	(29.28)%	(29.68)%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11

[1]	MVISTM US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVREMXTR[1]	Share Price	NAV	MVREMXTR[1]
Six Months	2.94%	4.08%	3.38%	2.94%	4.08%	3.38%
One Year	8.11%	8.77%	9.63%	8.11%	8.77%	9.63%
Five Year	(18.73)%	(18.59)%	(18.86)%	(64.56)%	(64.24)%	(64.84)%
Life*	(18.21)%	(18.16)%	(18.56)%	(73.86)%	(73.76)%	(74.60)%

*	Commencement of Fund: 10/27/10; First Day of Secondary Market Trading: 10/28/10

[1]	MVISTM Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

PERFORMANCE COMPARISON

June 30, 2017 (unaudited) (continued)

VANECK VECTORS SOLAR ENERGY ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVKWTTR[1]	Share Price	NAV	MVKWTTR[1]
Six Months	16.14%	15.27%	13.99%	16.14%	15.27%	13.99%
One Year	(3.36)%	(6.61)%	(7.95)%	(3.36)%	(6.61)%	(7.95)%
Five Year	2.57%	2.13%	0.30%	13.51%	11.12%	1.51%
Life*	(24.20)%	(24.35)%	(25.42)%	(92.17)%	(92.30)%	(93.25)%

*	Commencement of Fund: 4/21/08; First Day of Secondary Market Trading: 4/23/08

[1]	MVISTM Global Solar Energy Index (MVKWTTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the MVISTM Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

VANECK VECTORS STEEL ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	STEEL[1]	Share Price	NAV	STEEL[1]
Six Months	1.88%	1.82%	2.08%	1.88%	1.82%	2.08%
One Year	40.90%	40.78%	41.06%	40.90%	40.78%	41.06%
Five Year	(0.22)%	(0.22)%	(0.09)%	(1.09)%	(1.09)%	(0.46)%
Ten Year	(2.90)%	(2.96)%	(2.75)%	(25.46)%	(25.94)%	(24.32)%

[1]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVFRAKTR[1]	Share Price	NAV	MVFRAKTR[1]
Six Months	(23.31)%	(23.51)%	(23.42)%	(23.31)%	(23.51)%	(23.42)%
One Year	(15.29)%	(15.62)%	(15.35)%	(15.29)%	(15.62)%	(15.35)%
Five Year	(6.79)%	(6.87)%	(6.73)%	(29.66)%	(29.96)%	(29.43)%
Life*	(9.31)%	(9.34)%	(9.20)%	(40.88)%	(40.96)%	(40.47)%

*	Commencement of Fund: 2/14/12; First Day of Secondary Market Trading: 2/15/12

[1]	MVISTM Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

	Average Annual Total Returns			Cumulative Total Returns
	Share Price	NAV	MVNLRTR[1]	Share Price	NAV	MVNLRTR[1]
Six Months	5.88%	5.78%	5.54%	5.88%	5.78%	5.54%
One Year	4.05%	3.27%	2.92%	4.05%	3.27%	2.92%
Five Year	6.29%	6.23%	5.80%	35.63%	35.26%	32.56%
Life*	(4.90)%	(4.90)%	(4.99)%	(39.16)%	(39.14)%	(39.70)%

*	Commencement of Fund: 8/13/07; First Day of Secondary Market Trading: 8/15/07

[1]	MVISTM Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal ® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVISTM Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain Funds reflect temporary waivers of expenses and/or fees. Had these Funds incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The Gold Miners Index and Steel Index are published by NYSE Arca, Inc. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index, and Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network). The Ardour Global Index is published by Ardour Global Indexes LLC (Ardour).

NYSE, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

12

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2017– June 30, 2017
Agribusiness ETF
Actual	$1,000.00	$1,072.40	0.55%	$2.83
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Coal ETF
Actual	$1,000.00	$1,070.30	0.59%	$3.03
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Global Alternative Energy ETF
Actual	$1,000.00	$1,175.60	0.63%	$3.40
Hypothetical**	$1,000.00	$1,021.67	0.63%	$3.16
Gold Miners ETF
Actual	$1,000.00	$1,054.00	0.51%	$2.60
Hypothetical**	$1,000.00	$1,022.27	0.51%	$2.56
Junior Gold Miners ETF
Actual	$1,000.00	$1,053.90	0.53%	$2.70
Hypothetical**	$1,000.00	$1,022.17	0.53%	$2.66
Natural Resources ETF
Actual	$1,000.00	$1,015.50	0.50%	$2.50
Hypothetical**	$1,000.00	$1,022.32	0.50%	$2.51
Oil Refiners ETF
Actual	$1,000.00	$1,111.20	0.59%	$3.09
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Oil Services ETF
Actual	$1,000.00	$743.10	0.35%	$1.51
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$1,040.80	0.61%	$3.09
Hypothetical**	$1,000.00	$1,021.77	0.61%	$3.06
Solar Energy ETF
Actual	$1,000.00	$1,152.70	0.66%	$3.52
Hypothetical**	$1,000.00	$1,021.52	0.66%	$3.31
Steel ETF
Actual	$1,000.00	$1,018.20	0.56%	$2.80
Hypothetical**	$1,000.00	$1,017.65	0.56%	$2.81
Unconventional Oil & Gas ETF
Actual	$1,000.00	$764.90	0.54%	$2.36
Hypothetical**	$1,000.00	$1,022.12	0.54%	$2.71
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,057.80	0.61%	$3.11
Hypothetical**	$1,000.00	$1,021.77	0.61%	$3.06
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
14

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 3.8%
3,737,048	Incitec Pivot Ltd. #	$9,782,405
464,013	Nufarm Ltd. #	3,426,509
1,697,041	Treasury Wine Estates Ltd. #	17,125,781
		30,334,695
Brazil: 0.7%
2,215,000	Rumo SA *	5,782,766
Canada: 8.2%
344,799	Agrium, Inc. (USD)	31,200,861
2,096,118	Potash Corp. of Saskatchewan, Inc. (USD)	34,166,723
		65,367,584
Chile: 0.6%
138,379	Sociedad Quimica y Minera de Chile SA (ADR)	4,569,275
China / Hong Kong: 1.6%
9,707,000	China Huishan Dairy Holdings Co. Ltd. # §	0
5,172,000	China Mengniu Dairy Co. Ltd. #	10,142,272
6,272,000	Goldin Financial Holdings Ltd. * #	2,815,633
		12,957,905
Denmark: 0.9%
93,151	Bakkafrost P/F (NOK) † #	3,495,960
35,748	Schouw & Co. AB #	3,831,151
		7,327,111
Germany: 1.7%
536,642	K+S AG † #	13,764,211
Indonesia: 0.6%
20,229,500	Charoen Pokphand Indonesia Tbk PT #	4,809,454
Israel: 0.9%
1,431,482	Israel Chemicals Ltd. (USD) †	6,770,910
Japan: 7.8%
2,575,130	Kubota Corp. #	43,571,454
479,000	Nippon Meat Packers, Inc. #	14,586,142
727,100	Nippon Suisan Kaisha Ltd. #	4,265,427
		62,423,023
Malaysia: 2.8%
4,193,700	Felda Global Ventures Holdings Bhd #	1,671,795
7,928,355	IOI Corp. Bhd #	8,217,002
1,134,670	Kuala Lumpur Kepong Bhd #	6,574,864
1,362,800	PPB Group Bhd #	5,445,818
		21,909,479
Netherlands: 0.4%
141,516	OCI NV * † #	3,111,656
Norway: 4.8%
785,094	Leroy Seafood Group ASA #	4,249,424
989,509	Marine Harvest ASA #	16,873,329
444,303	Yara International ASA #	16,651,156
		37,773,909
Russia: 0.5%
272,343	PhosAgro OAO (GDR) # Reg S	3,614,256
Number of Shares		Value

Singapore: 3.9%
1,332,400	First Resources Ltd. #	$1,833,912
13,925,045	Golden Agri-Resources Ltd. #	3,792,586
10,283,051	Wilmar International Ltd. #	25,010,156
		30,636,654
South Africa: 0.2%
215,023	Tongaat Hulett Ltd. #	1,911,757
South Korea: 0.4%
95,087	Komipharm International Co. Ltd. * #	3,000,308
Switzerland: 0.7%
18,680	Bucher Industries AG #	5,884,558
Taiwan: 0.4%
2,088,000	Taiwan Fertilizer Co. Ltd. #	2,775,451
Thailand: 1.2%
13,459,836	Charoen Pokphand Foods (NVDR) † #	9,820,509
Ukraine: 0.2%
104,083	Kernel Holding SA (PLN) #	1,819,826
United Kingdom: 3.9%
2,445,753	CNH Industrial NV (USD) †	27,832,669
8,536,912	Sirius Minerals PLC * †	3,364,407
		31,197,076
United States: 53.8%
156,019	AGCO Corp.	10,514,120
52,554	Andersons, Inc.	1,794,719
1,115,480	Archer-Daniels-Midland Co.	46,158,562
56,289	Balchem Corp.	4,374,218
307,036	Bunge Ltd.	22,904,886
405,354	CF Industries Holdings, Inc. †	11,333,698
511,898	Deere & Co.	63,265,474
266,754	FMC Corp.	19,486,380
158,130	IDEXX Laboratories, Inc. *	25,525,345
544,677	Monsanto Co.	64,467,970
708,604	Mosaic Co.	16,177,429
71,608	Neogen Corp. *	4,948,829
146,463	Pilgrim’s Pride Corp. *	3,210,469
409,211	Platform Specialty Products Corp. *	5,188,795
39,534	Sanderson Farms, Inc. †	4,572,107
232,982	Toro Co.	16,143,323
266,744	Tractor Supply Co.	14,460,192
614,099	Tyson Foods, Inc.	38,461,020
887,113	Zoetis, Inc.	55,338,109
		428,325,645
Total Common Stocks
(Cost: $825,482,972)		795,888,018

See Notes to Financial Statements

15

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.4%
Repurchase Agreements: 3.4%
$6,435,946	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $6,436,536; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $6,564,665 including accrued interest)	$6,435,946
6,435,946	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $6,436,563; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $6,564,665 including accrued interest)	6,435,946
1,354,106	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $1,354,236; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $1,381,188 including accrued interest)	1,354,106
Principal Amount		Value

$6,435,946	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $6,436,515; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $6,564,690 including accrued interest)	$6,435,946
6,435,946	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $6,436,552; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $6,564,665 including accrued interest)	6,435,946
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $27,097,890)		27,097,890
Total Investments: 103.4% (Cost: $852,580,862)		822,985,908
Liabilities in excess of other assets: (3.4)%		(26,858,633)
NET ASSETS: 100.0%		$796,127,275

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
PLN	Polish Zloty
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $24,742,208.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $253,874,762 which represents 31.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	1.8%	$14,460,192
Consumer Staples	33.0	262,578,928
Financials	0.4	2,815,633
Health Care	11.2	88,812,591
Industrials	21.7	172,994,364
Materials	31.9	254,226,310
	100.0%	$795,888,018

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$30,334,695	$—	$30,334,695
Brazil	5,782,766	—	—	5,782,766
Canada	65,367,584	—	—	65,367,584
Chile	4,569,275	—	—	4,569,275
China / Hong Kong	—	12,957,905	0	12,957,905
Denmark	—	7,327,111	—	7,327,111
Germany	—	13,764,211	—	13,764,211
Indonesia	—	4,809,454	—	4,809,454
Israel	6,770,910	—	—	6,770,910
Japan	—	62,423,023	—	62,423,023
Malaysia	—	21,909,479	—	21,909,479
Netherlands	—	3,111,656	—	3,111,656
Norway	—	37,773,909	—	37,773,909
Russia	—	3,614,256	—	3,614,256
Singapore	—	30,636,654	—	30,636,654
South Africa	—	1,911,757	—	1,911,757
South Korea	—	3,000,308	—	3,000,308
Switzerland	—	5,884,558	—	5,884,558
Taiwan	—	2,775,451	—	2,775,451
Thailand	—	9,820,509	—	9,820,509
Ukraine	—	1,819,826	—	1,819,826
United Kingdom	31,197,076	—	—	31,197,076
United States	428,325,645	—	—	428,325,645
Repurchase Agreements	—	27,097,890	—	27,097,890
Total	$542,013,256	$280,972,652	$0	$822,985,908

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $12,709,981. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
China/Hong Kong
Balance as of December 31, 2016	$—
Realized gain (loss)	(211,718)
Net change in unrealized appreciation (depreciation)	(3,559,725)
Purchases	229,037
Sales	(461,988)
Transfers in and/or out of level 3*	4,004,394
Balance as of June 30, 2017	$0

*	Transfers from Level 2 to Level 3 resulted primarily from limited observability of the security issuer’s current financial condition.

See Notes to Financial Statements

17

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 16.1%
1,347,488	Aurizon Holdings Ltd. #	$5,539,002
278,290	Washington H Soul Pattinson & Co. Ltd. #	3,558,609
1,764,568	Whitehaven Coal Ltd. * #	3,883,737
		12,981,348
Canada: 11.3%
365,474	Teck Cominco Ltd. (USD)	6,333,664
171,225	Westshore Terminals Investment Corp.	2,770,029
		9,103,693
China / Hong Kong: 16.9%
6,796,095	China Coal Energy Co. Ltd. #	3,290,577
2,536,908	China Shenhua Energy Co. Ltd. #	5,645,023
6,022,067	Fushan International Energy Group Ltd. #	1,118,269
29,780,000	National United Resources Holdings Ltd. * # §	135,425
3,800,000	Yanzhou Coal Mining Co. Ltd. #	3,406,839
		13,596,133
Indonesia: 19.8%
36,255,215	Adaro Energy Tbk PT #	4,289,345
83,626,200	Bumi Resources Tbk PT * #	2,128,722
14,770,700	Delta Dunia Makmur Tbk PT * #	941,355
1,271,752	Indo Tambangraya Megah Tbk PT #	1,651,500
2,000,400	Tambang Batubara Bukit Asam Tbk PT #	1,794,888
2,525,300	United Tractors Tbk PT #	5,197,590
		16,003,400
Number of Shares		Value

Philippines: 4.2%
1,071,640	Semirara Mining and Power Corp. #	$3,406,819
Poland: 4.2%
171,453	Jastrzebska Spolka Weglowa SA *	3,419,998
South Africa: 4.2%
482,589	Exxaro Resources Ltd. #	3,423,407
Thailand: 5.6%
9,324,889	Banpu PCL (NVDR) #	4,553,386
United States: 17.5%
50,341	Arch Coal, Inc.	3,438,290
216,768	Cloud Peak Energy, Inc. *	765,191
281,468	Consol Energy, Inc. *	4,205,132
110,397	Peabody Energy Corp. *	2,699,207
131,493	SunCoke Energy, Inc. *	1,433,274
91,945	Warrior Met Coal, Inc.	1,575,018
		14,116,112
Total Common Stocks: 99.8% (Cost: $84,897,414)		80,604,296
Other assets less liabilities: 0.2%		131,019
NET ASSETS: 100.0%		$80,735,315

NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $53,964,493 which represents 66.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $135,425 which represents 0.2% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	72.3%	$58,279,617
Industrials	10.5	8,444,456
Materials	17.2	13,880,223
	100.0%	$80,604,296

See Notes to Financial Statements

18

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$12,981,348	$—	$12,981,348
Canada	9,103,693	—	—	9,103,693
China / Hong Kong	—	13,460,708	135,425	13,596,133
Indonesia	—	16,003,400	—	16,003,400
Philippines	—	3,406,819	—	3,406,819
Poland	3,419,998	—	—	3,419,998
South Africa	—	3,423,407	—	3,423,407
Thailand	—	4,553,386	—	4,553,386
United States	14,116,112	—	—	14,116,112
Total	$26,639,803	$53,829,068	$135,425	$80,604,296

During the period ended June 30, 2017, transfers of securities from Level 2 to Level 1 were $4,369,905. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
China/Hong Kong
Balance as of December 31, 2016	$409,069
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(273,644)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2017	$135,425

See Notes to Financial Statements

19

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Austria: 1.2%
48,905	Verbund - Oesterreichische Elektrizis AG † #	$931,491
Brazil: 1.6%
194,096	Cosan Ltd. (USD)	1,244,155
Canada: 2.6%
52,940	Canadian Solar, Inc. (USD) * †	842,805
114,159	Innergex Renewable Energy, Inc. †	1,253,490
		2,096,295
China / Hong Kong: 7.5%
3,718,000	China Longyuan Power Group Corp. Ltd. #	2,704,562
15,352,600	GCL-Poly Energy Holdings Ltd. * † #	1,671,205
34,920	JinkoSolar Holding Co. Ltd. (ADR) * †	726,336
598,600	Xinjiang Goldwind Science & Technology Co. Ltd. † #	874,135
		5,976,238
Denmark: 10.2%
87,537	Vestas Wind Systems A/S #	8,075,079
Germany: 1.2%
74,297	Nordex SE * † #	912,803
Japan: 4.5%
129,304	Kurita Water Industries Ltd. #	3,540,613
Spain: 9.5%
229,716	EDP Renovaveis SA #	1,823,405
269,061	Gamesa Corp. Tecnologica SA † #	5,748,646
		7,572,051
Sweden: 4.9%
410,049	Nibe Industrier AB #	3,868,712
United States: 56.9%
54,221	AVX Corp.	885,971
34,848	Badger Meter, Inc.	1,388,693
156,108	Covanta Holding Corp. †	2,060,626
116,595	Cree, Inc. * †	2,874,067
106,151	Eaton Corp. Plc	8,261,732
51,987	EnerSys, Inc.	3,766,458
30,791	ESCO Technologies, Inc.	1,836,683
93,408	First Solar, Inc. *	3,725,111
46,083	Franklin Electric Co., Inc.	1,907,836
42,505	Green Plains Renewable Energy, Inc.	873,478
39,915	Itron, Inc. *	2,704,241
42,244	Ormat Technologies, Inc.	2,478,878
35,210	Power Integrations, Inc.	2,566,809
69,707	Sunpower Corp. * †	651,063
21,652	Tesla Motors, Inc. * †	7,829,580
48,573	Veeco Instruments, Inc. *	1,352,758
		45,163,984
Total Common Stocks (Cost: $76,714,533)		79,381,421
MONEY MARKET FUND: 0.0% (Cost: $13,039)
13,039	Dreyfus Government Cash Management Fund — Institutional Shares	13,039
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $76,727,572)		79,394,460
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 28.7%
Repurchase Agreements: 28.7%
$5,412,442	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $5,412,938; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $5,520,691 including accrued interest)	$5,412,442
5,412,442	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $5,412,961; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $5,520,691 including accrued interest)	5,412,442
1,167,112	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $1,167,215; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $1,190,456 including accrued interest)	1,167,112
5,384,301	Repurchase agreement dated 6/30/17 with J.P. Morgan Securities LLC, 1.08%, due 7/3/17, proceeds $5,384,786; (collateralized by various U.S. government and agency obligations, 0.50% to 5.00%, due 7/31/17 to 2/15/47, valued at $5,492,039 including accrued interest)	5,384,301
5,412,442	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $5,412,952; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $5,520,691 including accrued interest)	5,412,442
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $22,788,739)		22,788,739
Total Investments: 128.8% (Cost: $99,516,311)		102,183,199
Liabilities in excess of other assets: (28.8)%		(22,833,897)
NET ASSETS: 100.0%		$79,349,302

See Notes to Financial Statements

20

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $21,751,589.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,150,651 which represents 38.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	9.9%	$7,829,580
Energy	2.7	2,117,633
Industrials	51.4	40,853,323
Information Technology	24.4	19,389,059
Utilities	11.6	9,191,826
Money Market Fund	0.0	13,039
	100.0%	$79,394,460

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$931,491	$—	$931,491
Brazil	1,244,155	—	—	1,244,155
Canada	2,096,295	—	—	2,096,295
China / Hong Kong	726,336	5,249,902	—	5,976,238
Denmark	—	8,075,079	—	8,075,079
Germany	—	912,803	—	912,803
Japan	—	3,540,613	—	3,540,613
Spain	—	7,572,051	—	7,572,051
Sweden	—	3,868,712	—	3,868,712
United States	45,163,984	—	—	45,163,984
Money Market Fund	13,039	—	—	13,039
Repurchase Agreements	—	22,788,739	—	22,788,739
Total	$49,243,809	$52,939,390	$—	$102,183,199

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

21

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 13.8%
79,633,829	Evolution Mining Ltd. #	$147,506,713
27,814,550	Independence Group NL † #	67,144,299
34,497,220	Newcrest Mining Ltd. #	534,308,829
28,470,971	Northern Star Resources Ltd. #	103,950,112
28,967,748	OceanaGold Corp. (CAD)	87,213,286
23,777,158	Regis Resources Ltd. #	69,056,578
34,939,280	Resolute Mining Ltd. #	31,981,827
38,305,633	Saracen Mineral Holdings Ltd. * #	34,429,368
23,603,233	St. Barbara Ltd. * #	52,774,272
		1,128,365,284
Canada: 54.3%
10,135,242	Agnico-Eagle Mines Ltd. (USD)	457,302,119
12,660,236	Alamos Gold, Inc. (USD) †	90,900,494
45,310,407	B2GOLD Corp. (USD) *	127,322,244
52,435,369	Barrick Gold Corp. (USD)	834,246,721
13,820,448	Centerra Gold, Inc.	75,343,630
8,276,405	Detour Gold Corp. *	96,739,684
33,972,441	Eldorado Gold Corp. (USD)	89,687,244
7,790,991	First Majestic Silver Corp. (USD) * †	64,743,135
6,921,202	Fortuna Silver Mines, Inc. *	33,841,251
7,976,299	Franco-Nevada Corp. (USD)	575,569,736
38,408,153	Goldcorp, Inc. (USD)	495,849,255
8,107,683	Guyana Goldfields, Inc. *	37,956,967
21,365,396	IAMGOLD Corp. (USD) *	110,245,443
59,024,229	Kinross Gold Corp. (USD) *	240,228,612
9,600,542	Kirkland Lake Gold Ltd.	90,705,051
7,086,574	Klondex Mines Ltd. (USD) *	23,881,754
14,215,534	McEwen Mining, Inc. (USD) †	37,386,854
27,281,953	New Gold, Inc. (USD) *	86,756,611
5,060,571	Osisko Gold Royalties Ltd. (USD)	61,840,178
7,217,588	Pan American Silver Corp. (USD)	121,399,830
7,225,478	Sandstorm Gold Ltd. (USD) * †	27,962,600
15,400,239	Semafo, Inc. *	35,456,006
5,666,823	Silver Standard Resources, Inc. (USD) *	55,024,851
3,775,920	Torex Gold Resources, Inc. * †	71,901,518
19,026,950	Wheaton Precious Metals Corp. (USD) †	378,446,036
44,924,314	Yamana Gold, Inc. (USD)	109,166,083
		4,429,903,907
China / Hong Kong: 1.6%
49,786,000	Zhaojin Mining Industry Co. Ltd. † #	40,755,636
272,128,000	Zijin Mining Group Ltd. #	89,939,917
		130,695,553
Monaco: 0.9%
4,426,796	Endeavour Mining Corp. (CAD) *	76,285,281
Peru: 1.8%
13,067,471	Cia de Minas Buenaventura SA (ADR)	150,275,917
South Africa: 5.8%
19,428,539	AngloGold Ashanti Ltd. (ADR)	188,845,399
38,947,700	Gold Fields Ltd. (ADR) †	135,537,996
20,849,634	Harmony Gold Mining Co. Ltd. (USD)	34,401,896
25,195,958	Sibanye Gold Ltd. (ADR) †	116,657,286
		475,442,577
Number of Shares		Value

United Kingdom: 5.7%
54,619,949	Cenatamin Plc #	$110,028,704
3,976,378	Randgold Resources Ltd. (ADR)	351,750,398
		461,779,102
United States: 16.1%
8,913,706	Coeur Mining, Inc. *	76,479,597
18,739,976	Hecla Mining Co.	95,573,878
23,879,618	Newmont Mining Corp.	773,460,827
3,114,604	Royal Gold, Inc.	243,468,595
14,747,264	Tahoe Resources, Inc.	127,121,416
		1,316,104,313
Total Common Stocks (Cost: $9,437,038,835)		8,168,851,934
MONEY MARKET FUND: 0.3% (Cost: $25,095,992)
25,095,992	Dreyfus Government Cash Management Fund — Institutional Shares	25,095,992
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $9,462,134,827)		8,193,947,926

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.4%
Repurchase Agreements: 2.4%
$45,602,892	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $45,607,072; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $46,514,950 including accrued interest)	45,602,892
45,602,892	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $45,607,262; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $46,514,950 including accrued interest)	45,602,892
9,594,472	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $9,595,391; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $9,786,361 including accrued interest)	9,594,472

See Notes to Financial Statements

22

Principal Amount		Value

$45,602,892	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $45,606,920; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $46,515,126 including accrued interest)	$45,602,892
45,602,892	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $45,607,186; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $46,514,952 including accrued interest)	45,602,892
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $192,006,040)		192,006,040
Total Investments: 102.7% (Cost: $9,654,140,867)		8,385,953,966
Liabilities in excess of other assets: (2.7)%		(220,675,957)
NET ASSETS: 100.0%		$8,165,278,009

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $175,534,767.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,281,876,255 which represents 15.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	0.8%	$67,144,299
Gold	89.5	7,331,223,908
Silver	9.4	770,483,727
Money Market Fund	0.3	25,095,992
	100.0%	$8,193,947,926

See Notes to Financial Statements

23

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited) (continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2017 is set forth below:

Affiliates	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/17
Agnico-Eagle Mines Ltd.	$533,593,494	$170,419,483	$(286,774,328)	$58,998,504	$2,411,726	$—	(a)
Alamos Gold, Inc.	107,701,354	35,348,164	(52,675,778)	(618,386)	183,850	—	(a)
AngloGold Ashanti Ltd.	253,959,846	91,055,655	(144,533,467)	(6,770,869)	2,578,393	—	(a)
Asanko Gold, Inc.	36,415,313	1,742,771	(19,306,601)	(31,487,317)	—	—
B2GOLD Corp.	133,557,639	51,294,452	(74,213,763)	19,321,978	—	—	(a)
Barrick Gold Corp.	1,050,349,548	339,918,762	(555,117,045)	17,131,918	3,696,875	—	(a)
Cenatamin Plc	115,288,924	47,970,716	(78,159,942)	38,817,409	10,015,352	—	(a)
Centerra Gold, Inc.	80,535,447	3,979,526	(22,629,028)	(129,621)	—	—	(a)
Cia de Minas Buenaventura SA	183,326,903	68,209,865	(102,642,369)	4,871,500	1,080,007	—	(a)
Coeur Mining, Inc.	100,773,949	28,929,955	(48,823,689)	(613,076)	—	—	(a)
Detour Gold Corp.	140,388,737	44,327,560	(68,318,123)	6,287,569	—	—	(a)
Eldorado Gold Corp.	136,051,710	46,602,139	(72,756,773)	(11,268,001)	681,022	—	(a)
Endeavour Mining Corp.	82,358,502	29,253,414	(45,009,600)	604,980	—	—	(a)
Evolution Mining Ltd.	148,606,232	56,872,128	(92,874,787)	39,095,524	1,623,021	—	(a)
First Majestic Silver Corp.	73,933,380	27,425,740	(42,182,798)	4,834,213	—	—	(a)
Fortuna Silver Mines, Inc.	48,666,731	5,633,681	(12,179,247)	(6,207,048)	—	—	(a)
Franco-Nevada Corp.	597,508,567	197,550,737	(337,984,305)	72,043,754	4,268,111	—	(a)
Gold Fields Ltd.	145,804,659	56,045,055	(91,276,157)	(5,566,564)	2,369,525	—	(a)
Goldcorp, Inc.	654,777,998	209,682,583	(336,986,572)	(47,034,344)	1,828,769	—	(a)
Guyana Goldfields, Inc.	45,967,851	3,503,426	(11,494,642)	(5,902,967)	—	—	(a)
Harmony Gold Mining Co. Ltd.	57,307,795	20,388,835	(29,261,063)	(7,265,292)	1,118,428	—	(a)
Hecla Mining Co.	122,130,352	43,795,212	(67,980,434)	23,298,215	118,792	—	(a)
IAMGOLD Corp.	102,303,979	21,377,733	(44,344,206)	8,166,073	—	—	(a)
Independence Group NL	106,473,786	32,828,119	(46,218,454)	(266,638)	281,802	—	(a)
Kinross Gold Corp.	228,303,557	91,674,582	(150,473,376)	9,615,400	—	—	(a)
Kirkland Lake Gold Ltd.	62,873,576	5,535,640	(24,154,498)	(632,207)	73,681	—	(a)
Klondex Mines Ltd.	41,115,329	2,974,749	(8,398,455)	(3,645,754)	—	—	(a)
McEwen Mining, Inc.	51,393,615	2,862,245	(11,928,135)	(3,167,374)	—	—	(a)
New Gold, Inc.	105,902,685	36,862,539	(45,099,181)	(5,664,819)	—	—	(a)
Newcrest Mining Ltd.	622,167,668	207,789,905	(350,797,668)	78,346,066	3,451,319	—	(a)
Newmont Mining Corp.	1,019,838,842	302,937,075	(494,528,161)	42,046,216	2,820,033	—	(a)
Northern Star Resources Ltd.	90,809,629	38,747,366	(64,393,688)	26,141,977	959,362	—	(a)
OceanaGold Corp.	105,042,581	38,260,790	(61,123,252)	15,152,474	384,085	—	(a)
Osisko Gold Royalties Ltd.	61,066,716	5,695,090	(19,359,538)	(2,714,775)	351,595	—	(a)
Pan American Silver Corp.	135,277,377	53,144,307	(81,077,430)	20,313,288	453,058	—	(a)
Randgold Resources Ltd.	421,909,576	125,641,376	(264,544,619)	7,261,769	5,911,302	—	(a)
Regis Resources Ltd.	62,328,824	6,002,067	(20,311,758)	(841,372)	1,641,706	—	(a)
Resolute Mining Ltd.	39,662,865	15,481,555	(21,328,131)	(4,246,096)	—	—	(a)
Royal Gold, Inc.	245,387,048	88,781,887	(149,546,036)	13,864,624	2,022,553	—	(a)
Sandstorm Gold Ltd.	35,009,192	1,820,581	(7,823,656)	(3,521,381)	—	—	(a)
Saracen Mineral Holdings Ltd.	33,496,978	3,369,588	(10,563,331)	(2,405,628)	—	—	(a)
Semafo, Inc.	63,128,790	17,217,187	(21,921,258)	(11,043,653)	—	—	(a)
Sibanye Gold Ltd.	96,150,225	42,222,683	(70,936,898)	(10,841,002)	2,774,904	—	(a)
Silver Standard Resources, Inc.	62,798,611	3,227,798	(16,316,168)	(3,357,080)	—	—	(a)
Silver Wheaton Corp.	446,884,776	102,009,425	(123,960,947)	(364,319)	1,820,909	—
St. Barbara Ltd.	42,513,293	8,900,112	(21,242,642)	227,114	—	—	(a)
Tahoe Resources, Inc.	172,776,120	52,361,865	(83,258,614)	(12,534,909)	2,271,307	—	(a)
Torex Gold Resources, Inc.	72,804,842	30,385,366	(43,202,249)	956,267	—	—	(a)
Yamana Gold, Inc.	157,003,726	65,600,023	(91,269,033)	(45,178,254)	572,828	—	(a)
Zhaojin Mining Industry Co. Ltd.	43,635,481	21,633,504	(22,566,714)	2,269,993	267,610	—	(a)
Zijin Mining Group Ltd.	107,864,749	41,103,965	(61,536,934)	9,765,746	—	—	(a)
	$9,684,929,367	$3,046,398,981	$(5,025,405,541)	$286,143,825	$58,031,925	$—

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$87,213,286	$1,041,151,998	$—	$1,128,365,284
Canada	4,429,903,907	—	—	4,429,903,907
China / Hong Kong	—	130,695,553	—	130,695,553
Monaco	76,285,281	—	—	76,285,281
Peru	150,275,917	—	—	150,275,917
South Africa	475,442,577	—	—	475,442,577
United Kingdom	351,750,398	110,028,704	—	461,779,102
United States	1,316,104,313	—	—	1,316,104,313
Money Market Fund	25,095,992	—	—	25,095,992
Repurchase Agreements	—	192,006,040	—	192,006,040
Total	$6,912,071,671	$1,473,882,295	$—	$8,385,953,966

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

25

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 16.4%
61,335,330	Beadell Resources Ltd. * † #	$10,139,579
78,685,274	Evolution Mining Ltd. #	145,749,693
33,429,121	Northern Star Resources Ltd. ‡ #	122,052,770
35,114,294	OceanaGold Corp. (CAD) ‡	105,718,711
52,912,760	Perseus Mining Ltd. ‡ * † #	11,786,874
32,745,641	Ramelius Resources Ltd. ‡ * † #	11,318,141
30,118,739	Regis Resources Ltd. ‡ #	87,474,586
31,178,312	Resolute Mining Ltd. † #	28,539,208
44,517,630	Saracen Mineral Holdings Ltd. ‡ * † #	40,012,754
29,534,311	Silver Lake Resources Ltd. ‡ * #	10,666,185
25,469,212	St. Barbara Ltd. ‡ * #	56,946,398
10,854,086	Westgold Resources Ltd. * #	15,348,109
		645,753,008
Canada: 56.2%
15,319,343	Alamos Gold, Inc. (USD) ‡	109,992,883
11,425,228	Argonaut Gold, Inc. ‡ *	20,849,919
10,410,312	Asanko Gold, Inc. (USD) ‡ *	15,927,777
41,165,952	B2Gold Corp. (USD) *	115,676,325
11,025,487	Centerra Gold, Inc.	60,106,605
8,923,438	Continental Gold, Inc. * †	26,247,427
9,719,099	Detour Gold Corp. ‡ *	113,602,774
7,813,455	Dundee Precious Metals, Inc. * †	14,559,607
36,709,445	Eldorado Gold Corp. (USD) ‡	96,912,935
8,301,839	Endeavour Silver Corp. (USD) * †	25,320,609
11,516,138	First Majestic Silver Corp. (USD) ‡ * †	95,699,107
33,948,136	First Mining Finance Corp. ‡ *	17,252,460
9,099,544	Fortuna Silver Mines, Inc. (USD) ‡ * †	44,496,770
8,102,516	Gold Standard Ventures Corp. (USD) * †	13,855,302
23,731,156	Golden Star Resources Ltd. (USD) ‡ *	15,427,625
10,093,006	Great Panther Silver Ltd. (USD) ‡ * †	12,919,048
8,851,595	Guyana Goldfields, Inc. ‡ * †	41,439,669
24,828,296	IAMGOLD Corp. (USD) ‡ *	128,114,007
11,245,116	Kirkland Lake Gold Ltd. ‡	106,242,838
8,686,001	Klondex Mines Ltd. (USD) * †	29,271,823
3,296,498	MAG Silver Corp. (USD) * †	42,986,334
13,888,268	McEwen Mining, Inc. (USD) †	36,526,145
39,315,685	New Gold, Inc. (USD) ‡ *	125,023,878
12,653,261	Novagold Resources, Inc. (USD) ‡ †	57,698,870
5,935,629	Osisko Gold Royalties Ltd. (USD) ‡	72,533,386
9,373,010	Osisko Mining, Inc. ‡ * †	29,590,622
9,886,787	Pan American Silver Corp. (USD) ‡	166,295,757
8,376,330	Premier Gold Mines Ltd. ‡ * †	18,897,857
9,529,630	Pretium Resources, Inc. (USD) ‡ * †	91,579,744
9,966,607	Primero Mining Corp. (USD) ‡ *	3,444,459
3,547,278	Richmont Mines, Inc. (USD) ‡ * †	27,668,768
8,573,534	Sandstorm Gold Ltd. (USD) ‡ * †	33,179,577
2,775,834	Seabridge Gold, Inc. (USD) * †	29,979,007
15,672,883	Semafo, Inc. * †	36,083,715
7,273,711	Silver Standard Resources, Inc. (USD) ‡ *	70,627,734
10,342,469	Silvercorp Metals, Inc. ‡ †	33,049,393
1,774,754	Sulliden Mining Capital, Inc. *	355,306
5,338,012	Teranga Gold Corp. *	14,427,059
3,552,178	Torex Gold Resources, Inc. *	67,640,996
6,001,121	Wesdome Gold Mines Ltd. * †	14,093,647
54,883,327	Yamana Gold, Inc. (USD) ‡	133,366,485
		2,208,964,249
Number of Shares		Value

China / Hong Kong: 2.2%
15,005,124	China Gold International Resources Corp. Ltd. (CAD) * †	$22,876,835
495,274,000	Munsun Capital Group Ltd. * †	5,519,646
19,287,400	Real Gold Mining Ltd. * # §	1,245,579
68,483,500	Zhaojin Mining Industry Co. Ltd. ‡ † #	56,061,716
		85,703,776
Monaco: 1.8%
4,152,048	Endeavour Mining Corp. (CAD) *	71,550,654
Peru: 1.2%
13,176,381	Hochschild Mining Plc (GBP) † #	46,976,452
South Africa: 7.8%
2,337,492	DRDGOLD Ltd. (ADR) ‡ †	7,363,100
43,291,681	Gold Fields Ltd. (ADR) ‡ †	150,655,050
17,959,489	Harmony Gold Mining Co. Ltd. (USD)	29,633,157
25,610,269	Sibanye Gold Ltd. (ADR) †	118,575,545
		306,226,852
Turkey: 0.4%
2,716,501	Koza Altin Isletmeleri AS * † #	15,791,553
United Kingdom: 4.5%
7,609,155	African Barrick Gold Ltd. #	29,498,321
62,421,881	Cenatamin Plc ‡ #	125,745,241
11,103,495	Highland Gold Mining Ltd. #	20,422,678
38,603,767	Patagonia Gold Plc	789,773
		176,456,013
United States: 9.3%
17,605,676	Alacer Gold Corp. (CAD) ‡ * †	28,197,279
9,426,957	Coeur Mining, Inc. ‡ *	80,883,291
3,459,348	Gold Resource Corp. ‡ †	14,114,140
18,809,948	Hecla Mining Co. †	95,930,735
16,688,876	Tahoe Resources, Inc. ‡	143,858,111
		362,983,556
Total Common Stocks (Cost: $3,750,121,322)		3,920,406,114
MONEY MARKET FUND: 0.0% (Cost: $178,738)
178,738	Dreyfus Government Cash Management Fund — Institutional Shares	178,738
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $3,750,300,060)		3,920,584,852

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
Repurchase Agreements: 4.5%
$42,196,874	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $42,200,742; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $43,040,812 including accrued interest)	42,196,874

See Notes to Financial Statements

26

Principal Amount		Value

Repurchase Agreements: (continued)
$42,196,874	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $42,200,918; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $43,040,812 including accrued interest)	$42,196,874
8,878,136	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $8,878,987; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $9,055,699 including accrued interest)	8,878,136
42,196,874	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $42,200,601; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $43,040,975 including accrued interest)	42,196,874
Principal Amount		Value

Repurchase Agreements: (continued)
$42,196,874	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $42,200,848; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $43,040,813 including accrued interest)	$42,196,874
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $177,665,632)		177,665,632
Total Investments: 104.3% (Cost: $3,927,965,692)		4,098,250,484
Liabilities in excess of other assets: (4.3)%		(167,759,921)
NET ASSETS: 100.0%		$3,930,490,563

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $170,205,288.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $835,775,837 which represents 21.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,245,579 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	82.1%	$3,217,487,781
Precious Metals & Minerals	1.5	58,360,837
Silver	16.4	644,557,496
Money Market Fund	0.0	178,738
	100.0%	$3,920,584,852

See Notes to Financial Statements

27

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2017 is set forth below:

Affiliates	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/17
Alacer Gold Corp.	$51,234,537	$40,239,232	$(54,052,511)	$(19,799,911)	$—	$28,197,279
Alamos Gold, Inc.	189,253,976	125,635,528	(189,061,213)	(21,084,131)	398,721	109,992,883
Argonaut Gold, Inc.	27,022,343	23,813,545	(29,287,570)	(14,135,706)	—	20,849,919
Asanko Gold, Inc.	69,249,220	17,707,181	(28,690,185)	(31,071,396)	—	15,927,777
B2Gold Corp.	121,435,546	198,921,945	(191,453,082)	(785,103)	—	—	(a)
Beadell Resources Ltd.	20,287,324	20,965,527	(23,894,543)	(10,750,452)	—	—	(a)
Cenatamin Plc	—	131,950,202	—	—	—	125,745,241
Centerra Gold, Inc.	114,376,806	19,154,358	(86,751,406)	(6,995,581)	—	—	(a)
China Gold International Resources Corp. Ltd.	42,366,409	34,026,461	(45,330,184)	(17,802,865)	—	—	(a)
Coeur Mining, Inc.	—	78,921,495	—	—	—	80,883,291
Continental Gold, Inc.	40,891,721	32,162,335	(34,326,362)	(920,297)	—	—	(a)
Detour Gold Corp.	—	115,832,859	—	—	—	113,602,774
DRDGOLD Ltd.	29,801,363	16,679,431	(22,769,454)	(8,906,436)	—	7,363,100
Dundee Precious Metals, Inc.	21,032,717	16,013,344	(21,509,687)	(7,214,241)	—	—	(a)
Eldorado Gold Corp.	—	100,825,492	—	—	—	96,912,935
Endeavour Mining Corp.	107,053,281	74,384,300	(116,329,151)	20,132,956	—	—	(a)
Endeavour Silver Corp.	53,331,347	33,615,523	(45,914,664)	(17,269,327)	—	25,320,609
First Majestic Silver Corp.	—	88,710,590	—	—	—	95,699,107
First Mining Finance Corp.	36,843,869	30,997,189	(33,648,998)	(12,738,098)	—	17,252,460
Fortuna Silver Mines, Inc.	90,047,705	39,740,632	(62,225,589)	(24,685,703)	—	44,496,770
Gold Fields Ltd.	—	148,528,205	—	—	—	150,655,050
Gold Resource Corp.	29,686,049	9,638,275	(19,112,254)	(8,518,371)	76,613	14,114,140
Golden Star Resources Ltd.	32,002,055	22,585,220	(31,008,081)	(5,575,340)	—	15,427,625
Great Panther Silver Ltd.	39,198,734	18,238,766	(30,503,148)	(7,154,088)	—	12,919,048
Guyana Goldfields, Inc.	85,201,458	25,026,666	(64,449,019)	(21,796,672)	—	41,439,669
Harmony Gold Mining Co. Ltd.	75,871,718	48,622,325	(71,116,364)	(25,328,579)	1,759,952	—	(a)
IAMGOLD Corp.	209,321,820	31,603,287	(162,251,825)	38,290,090	—	128,114,007
Kirkland Lake Gold Ltd.	115,729,975	42,651,130	(132,850,651)	5,227,284	84,969	106,242,838
Klondex Mines Ltd.	62,226,059	17,429,667	(28,619,127)	(11,411,503)	—	—	(a)
MAG Silver Corp.	70,702,785	50,991,977	(83,232,824)	23,536	—	—	(a)
McEwen Mining, Inc.	74,227,369	14,085,519	(41,079,953)	(9,102,073)	—	—	(a)
Munsun Capital Group Ltd.	30,577,004	10,920,549	(18,828,930)	(12,434,700)	—	—	(a)
New Gold, Inc.	—	115,753,217	—	—	—	125,023,878
Northern Star Resources Ltd.	—	123,142,096	—	—	—	122,052,770
Novagold Resources, Inc.	107,701,628	72,762,680	(104,330,662)	(13,351,228)	—	57,698,870
OceanaGold Corp.	—	111,020,245	—	—	—	105,718,711
Osisko Gold Royalties Ltd.	107,836,446	46,195,400	(107,462,195)	(9,317,145)	592,996	72,533,386
Osisko Mining, Inc.	—	31,914,192	—	—	—	29,590,622
Pan American Silver Corp.	—	161,019,223	—	—	—	166,295,757
Perseus Mining Ltd.	27,358,990	15,805,432	(30,455,554)	(3,454,436)	—	11,786,874
Premier Gold Mines Ltd.	33,298,482	24,693,993	(43,016,952)	(6,314,711)	—	—	(a)
Pretium Resources, Inc.	136,668,525	86,644,616	(148,464,535)	18,221,799	—	91,579,744
Primero Mining Corp.	13,872,230	6,595,055	(7,311,000)	(18,402,266)	—	3,444,459
Ramelius Resources Ltd.	26,679,409	14,201,503	(25,711,563)	(2,556,066)	—	11,318,141
Regis Resources Ltd.	124,528,501	27,153,916	(105,488,102)	5,395,787	3,482,304	87,474,586
Resolute Mining Ltd.	44,872,755	39,055,792	(51,109,553)	729,803	—	—	(a)
Richmont Mines, Inc.	40,661,504	28,626,304	(44,981,819)	(11,141,981)	—	27,668,768
Sandstorm Gold Ltd.	64,889,421	20,572,798	(45,760,075)	(20,641,519)	—	33,179,577
Saracen Mineral Holdings Ltd.	61,280,500	21,071,637	(59,173,924)	1,598,850	—	40,012,754
Seabridge Gold, Inc.	31,938,652	43,569,159	(54,221,725)	1,423,521	—	—	(a)
Semafo, Inc.	97,254,542	56,528,089	(77,167,684)	(38,061,383)	—	—	(a)
Silver Lake Resources Ltd.	30,579,113	17,731,528	(29,648,785)	(2,957,972)	—	10,666,185
Silver Standard Resources, Inc.	128,492,323	15,773,818	(80,518,294)	(16,704,765)	—	70,627,734
Silvercorp Metals, Inc.	49,838,985	39,721,634	(70,078,465)	8,631,011	155,779	33,049,393
St. Barbara Ltd.	64,471,468	57,016,325	(100,195,928)	1,531,737	—	56,946,398
Tahoe Resources, Inc.	—	140,374,783	—	—	306,441	143,858,111
Teranga Gold Corp.	33,537,178	20,054,591	(29,552,398)	(16,620,263)	—	—	(a)
Torex Gold Resources, Inc.	110,408,426	87,564,418	(137,263,223)	(4,938,638)	—	—	(a)
VanEck Vectors Gold Miners ETF	160,020,134	99,639,439	(263,828,429)	(30,876,351)	—	—
Yamana Gold, Inc.	—	134,974,774	—	—	270,905	133,366,485
Zhaojin Mining Industry Co. Ltd.	—	56,097,678	—	—	41,603	56,061,716
	$3,335,162,402	$3,395,893,090	$(3,284,037,640)	$(389,612,923)	$7,170,283	$2,741,111,441

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$105,718,711	$540,034,297	$—	$645,753,008
Canada	2,208,964,250	—	—	2,208,964,250
China / Hong Kong	28,396,481	56,061,716	1,245,579	85,703,776
Monaco	71,550,654	—	—	71,550,654
Peru	—	46,976,452	—	46,976,452
South Africa	306,226,852	—	—	306,226,852
Turkey	—	15,791,553	—	15,791,553
United Kingdom	789,773	175,666,240	—	176,456,013
United States	362,983,556	—	—	362,983,556
Money Market Fund	178,738	—	—	178,738
Repurchase Agreements	—	177,665,632	—	177,665,632
Total	$3,084,809,015	$1,012,195,890	$1,245,579	$4,098,250,484

There were no transfers between levels during the period ended June 30, 2017.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
China/Hong Kong
Balance as of December 31, 2016	$1,881,213
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(635,634)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2017	$1,245,579

See Notes to Financial Statements

29

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.4%
Argentina: 0.3%
15,821	Adecoagro SA (USD) *	$158,052
5,554	Cresud S.A.C.I.F. y A (ADR) *	108,025
2,420	YPF SA (ADR)	52,998
		319,075
Australia: 4.0%
61,712	Alumina Ltd. † #	90,713
24,305	Bega Cheese Ltd. † #	121,388
83,863	BHP Billiton Ltd. #	1,491,753
14,996	BlueScope Steel Ltd. #	151,514
3,275	Caltex Australia Ltd. #	79,367
2,288	CIMIC Group Ltd. #	68,131
59,315	Evolution Mining Ltd. #	109,870
44,485	Fortescue Metals Group Ltd. #	177,719
36,449	GrainCorp. Ltd. #	264,801
10,937	Iluka Resources Ltd. #	72,800
52,200	MMG Ltd. (HKD) * #	19,257
37,621	Newcrest Mining Ltd. #	582,691
14,727	Oil Search Ltd. #	76,964
22,033	Origin Energy Ltd. * #	115,939
22,113	Santos Ltd. * #	51,327
139,057	South32 Ltd. #	285,811
9,095	Woodside Petroleum Ltd. #	208,210
		3,968,255
Austria: 0.3%
1,766	OMV AG #	91,602
1,519	Verbund - Oesterreichische Elektrizis AG #	28,932
3,273	Voestalpine AG #	152,340
		272,874
Brazil: 0.8%
12,715	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	121,047
17,733	Cia Siderurgica Nacional SA (ADR) *	38,126
5,550	Fibria Celulose SA	56,635
23,360	Gerdau SA (ADR)	71,248
18,684	Petroleo Brasileiro SA (ADR) *	149,285
7,600	SLC Agricola SA	48,400
33,630	Vale SA (ADR)	294,262
		779,003
Canada: 11.3%
11,070	Agnico-Eagle Mines Ltd. (USD)	499,478
22,006	Agrium, Inc. (USD)	1,991,323
14,648	Alamos Gold, Inc.	103,767
4,438	ARC Resources Ltd.	57,957
47,321	B2Gold Corp. *	132,996
57,165	Barrick Gold Corp. (USD)	909,495
4,968	Cameco Corp. (USD) †	45,209
15,247	Canadian Natural Resources Ltd. (USD)	439,723
1,786	Canfor Corp. *	26,941
11,663	Centerra Gold, Inc.	63,582
6,800	Crescent Point Energy Corp.	51,941
8,561	Detour Gold Corp. *	100,066
35,144	Eldorado Gold Corp. (USD)	92,780
20,448	Enbridge, Inc. (USD)	814,035
12,213	EnCana Corp. (USD)	107,474
8,049	First Majestic Silver Corp. (USD) * †	66,887
Number of Shares		Value

Canada: (continued)
18,015	First Quantum Minerals Ltd.	$152,171
41,874	Goldcorp, Inc. (USD)	540,593
3,786	Husky Energy, Inc. *	42,912
22,282	IAMGOLD Corp. *	114,781
3,192	Imperial Oil Ltd. (USD)	93,143
61,062	Kinross Gold Corp. (USD) *	248,522
16,516	Lundin Mining Corp.	93,727
7,503	Pan American Silver Corp. (USD)	126,200
133,752	Potash Corp. of Saskatchewan, Inc. (USD)	2,180,158
7,352	Pretium Resources, Inc. *	70,537
20,943	Suncor Energy, Inc. (USD)	611,536
12,162	Teck Cominco Ltd. (USD)	210,767
3,107	Tourmaline Oil Corp. *	66,700
10,842	TransCanada Corp. (USD)	516,838
48,358	Turquoise Hill Resources Ltd. *	128,463
1,670	West Fraser Timber Co. Ltd.	78,929
21,668	Wheaton Precious Metals Corp. (USD)	430,976
46,484	Yamana Gold, Inc. (USD)	112,956
		11,323,563
Chile: 0.2%
54,046	Aguas Andinas SA	31,623
10,047	Antofagasta Plc (GBP) #	104,538
25,057	Empresas CMPC SA	59,811
9,672	Inversiones Aguas Metropolitanas SA	16,358
		212,330
China / Hong Kong: 1.6%
81,100	Aluminum Corp of China Ltd. * #	41,528
28,000	Angang New Steel Co. Ltd. #	20,864
351,714	China Agri-Industries Holdings Ltd. #	145,907
26,000	China Coal Energy Co. Ltd. #	12,589
20,600	China Gas Holdings Ltd. #	41,593
273,000	China Modern Dairy Holdings Ltd. *	54,205
95,500	China Molybdenum Co. Ltd. (Class H) #	36,571
21,900	China Oilfield Services Ltd. (Class H) #	17,546
320,527	China Petroleum & Chemical Corp. #	251,005
42,891	China Shenhua Energy Co. Ltd. #	95,439
201,679	CNOOC Ltd. #	221,319
12,600	Dongfang Electric Corp. Machinery Co. Ltd. * #	11,301
63,100	Fosun International Ltd. #	98,542
52,200	Huaneng Power International, Inc. #	36,253
31,600	Jiangxi Copper Co. Ltd. (Class H) #	51,865
43,300	Kunlun Energy Co. Ltd. #	36,713
33,900	Lee & Man Paper Manufacturing Ltd. #	31,456
44,400	Maanshan Iron and Steel Co. Ltd. (Class H) * #	17,735
40,757	Nine Dragons Paper Holdings Ltd. #	54,283
264,140	PetroChina Co. Ltd. (Class-H) #	161,614
7,300	Shandong Chenming Paper Holdings Ltd. (Class B) #	9,235
13,600	Tianjin Capital Environmental Protection Group Co. Ltd. #	9,006
21,900	Yanzhou Coal Mining Co. Ltd. † #	19,634
49,000	Zhaojin Mining Industry Co. Ltd. † #	40,112
280,361	Zijin Mining Group Ltd. #	92,661
		1,608,976

See Notes to Financial Statements

30

Number of Shares		Value

Denmark: 0.7%
7,616	Vestas Wind Systems A/S #	$702,558
Finland: 0.3%
1,610	Neste Oil Oyj #	63,443
8,037	Outokumpu Oyj #	64,043
13,923	Stora Enso Oyj (R Shares) #	179,662
		307,148
France: 2.1%
14,697	Suez Environnement Co. #	271,755
28,335	Total SA #	1,404,778
19,037	Veolia Environnement SA #	402,194
		2,078,727
Germany: 0.6%
823	Aurubis AG #	64,652
326	KWS Saat AG #	128,013
2,308	Nordex SE * † #	28,356
1,162	Salzgitter AG #	47,356
11,387	ThyssenKrupp AG #	324,075
		592,452
Hungary: 0.1%
682	MOL Hungarian Oil & Gas Plc #	53,448
India: 0.5%
11,347	Reliance Industries Ltd. (GDR) * # Reg S 144A	480,825
2,188	Vedanta Resources Plc (GBP) #	18,240
		499,065
Indonesia: 0.1%
61,276	Astra Agro Lestari Tbk PT	67,586
445,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	45,712
		113,298
Ireland: 0.2%
5,778	Smurfit Kappa Group Plc (GBP) #	179,803
Italy: 0.5%
33,756	ENI SpA #	506,570
Japan: 3.6%
12,400	Calbee, Inc. #	488,228
10,500	Daido Steel Co. #	60,610
2,700	Daio Paper Corp. #	36,494
7,900	Dowa Holdings Co. Ltd. #	59,983
5,217	Hitachi Metals Ltd. #	72,864
3,600	Hokuetsu Kishu Paper Co. Ltd. #	28,307
13,600	Inpex Holdings, Inc. #	131,449
15,164	JFE Holdings, Inc. #	264,300
40,400	JX Holdings, Inc. #	176,952
9,400	Kobe Steel Ltd. * #	97,025
3,965	Kurita Water Industries Ltd. #	108,570
3,300	Mitsubishi Materials Corp. #	100,246
2,700	Nippon Paper Industries #	55,404
23,600	Nippon Steel Corp. #	535,341
49,814	Nippon Suisan Kaisha Ltd. #	292,227
42,650	Nisshin Seifun Group, Inc. #	701,866
22,976	OJI Paper Co. Ltd. #	119,080
6,070	Rengo Co. Ltd. #	35,277
3,983	Sumitomo Forestry Co. Ltd. #	62,806
14,423	Sumitomo Metal Mining Ltd. #	192,976
		3,620,005
Number of Shares		Value

Luxembourg: 0.6%
16,825	ArcelorMittal *	$381,108
2,964	Tenaris SA (ADR) †	92,299
5,240	Ternium SA (ADR)	147,192
		620,599
Malaysia: 1.4%
45,851	Genting Plantation Bhd	117,921
370,594	IOI Corp. Bhd #	384,086
71,378	Kuala Lumpur Kepong Bhd #	413,601
210,000	Malayan Banking Bhd #	471,052
2,400	Petronas Dagangan Bhd #	13,474
		1,400,134
Mexico: 0.9%
32,390	Gruma, SAB de CV	423,545
101,764	Grupo Mexico, SAB de CV	287,136
6,242	Industrias Penoles, SAB de CV	141,233
		851,914
Netherlands: 1.3%
555	Core Laboratories NV (USD)	56,205
47,014	Royal Dutch Shell Plc (GBP) #	1,258,765
		1,314,970
Norway: 2.6%
65,576	Marine Harvest ASA #	1,118,217
35,685	Norsk Hydro ASA #	196,823
2,846	Norway Royal Salmon ASA #	43,282
13,367	Statoil ASA #	220,915
27,849	Yara International ASA #	1,043,698
		2,622,935
Peru: 0.2%
8,338	Cia de Minas Buenaventura SA (ADR)	95,887
11,442	Hochschild Mining Plc (GBP) #	40,793
2,223	Southern Copper Corp. (USD)	76,982
		213,662
Poland: 0.3%
1,380	Jastrzebska Spolka Weglowa S.A. *	27,527
3,554	KGHM Polska Miedz SA #	105,934
3,866	Polski Koncern Naftowy Orlen SA #	116,692
20,309	Polskie Gornictwo Naftowe I Gazownictwo SA #	34,624
		284,777
Portugal: 0.1%
5,324	Galp Energia, SGPS, SA #	80,566
5,437	Portucel-Empresa Productora de Pasta e Papel SA #	23,431
		103,997
Russia: 2.1%
9,729	Evraz Plc (GBP) * #	26,134
8,861	Lukoil PJSC (ADR) #	431,896
17,782	MMC Norilsk Nickel PJSC (ADR) #	245,182
1,448	Novatek OAO (GDR) # Reg S	161,496
2,506	Novolipetsk Steel (GDR) #	48,463
75,775	OAO Gazprom (ADR) #	300,120
21,039	PhosAgro OAO (GDR) # Reg S	279,208
11,155	Polymetal International (GBP) #	124,759
4,789	Ros Agro Plc (GDR) # Reg S	55,857
14,633	Rosneft Oil Co. (GDR) # Reg S	79,618
4,597	Severstal OAO (GDR) # Reg S	60,262

See Notes to Financial Statements

31

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Russia: (continued)
44,845	Surgutneftegas OJSC (ADR) #	$192,984
3,191	Tatneft PJSC (ADR) #	120,303
		2,126,282
Singapore: 1.4%
1,075,019	Golden Agri-Resources Ltd. #	292,789
86,900	Olam International Ltd. #	123,100
422,664	Wilmar International Ltd. #	1,027,992
		1,443,881
South Africa: 1.3%
2,911	Anglo American Platinum Ltd. * #	66,584
20,020	AngloGold Ashanti Ltd. (ADR)	194,594
912	Assore Ltd.	13,563
6,127	Astral Foods Ltd. #	69,193
36,665	Gold Fields Ltd. (ADR)	127,594
32,074	Impala Platinum Holdings Ltd. * #	90,281
1,432	Kumba Iron Ore Ltd. * #	18,681
8,979	Mondi Plc (GBP) #	234,813
22,002	Northam Platinum Ltd. *	67,924
11,696	Sappi Ltd. #	77,716
6,372	Sasol Ltd. #	178,510
94,882	Sibanye Gold Ltd. #	108,856
		1,248,309
South Korea: 1.3%
2,233	Hyundai Steel Co. #	121,289
331	Korea Zinc Co. Ltd. #	131,899
2,097	POSCO #	525,282
524	Samyang Corp. #	47,209
777	SK Energy Co. Ltd. #	107,612
538	SK Holdings Co. Ltd. #	130,772
522	S-Oil Corp. #	43,249
1,961	Woongjin Coway Co. Ltd. #	178,219
		1,285,531
Spain: 0.5%
4,400	Acerinox SA #	60,255
8,363	Gamesa Corp. Tecnologica SA † #	178,680
15,403	Repsol YPF SA #	235,814
		474,749
Sweden: 0.5%
4,326	BillerudKorsnas AB #	68,289
7,147	Boliden AB #	195,135
942	Holmen AB (B Shares) #	40,837
2,479	Lundin Petroleum AB * #	47,724
13,653	SSAB AB (B Shares) * #	50,587
15,589	Svenska Cellulosa AB (B Shares) #	117,793
		520,365
Switzerland: 0.6%
151,779	Glencore Xstrata Plc (GBP) * #	567,222
12,345	Weatherford International Plc (USD) * †	47,775
		614,997
Taiwan: 0.3%
325,472	China Steel Corp. #	264,662
22,920	Formosa Petrochemical Corp. #	79,048
		343,710
Number of Shares		Value

Thailand: 0.2%
17,400	PTT Exploration & Production PCL (NVDR) #	$44,128
10,700	PTT PCL (NVDR) #	116,444
		160,572
Turkey: 0.1%
35,670	Eregli Demir ve Celik Fabrikalari TAS #	71,372
1,540	Tupras-Turkiye Petrol Rafinerileri AS #	44,254
		115,626
United Kingdom: 6.5%
36,728	Anglo American Plc * #	489,357
227,323	BP Plc #	1,308,621
68,949	Centrica Plc #	179,284
158,245	CNH Industrial NV (USD) †	1,800,828
23,139	DS Smith Plc #	142,427
6,070	Kazakhmys Plc * #	40,833
15,305	Pennon Group Plc #	164,039
4,600	Randgold Resources Ltd. (ADR)	406,916
31,259	Rio Tinto Plc #	1,320,318
8,769	Severn Trent Plc #	248,619
5,856	TechnipFMC PLC (USD) *	159,283
25,367	United Utilities Group Plc #	285,972
		6,546,497
United States: 51.0%
10,629	AGCO Corp.	716,288
8,227	AK Steel Holding Corp. †	54,051
3,846	Alcoa Corp.	125,572
1,361	American States Water Co.	64,525
7,017	Anadarko Petroleum Corp.	318,151
4,177	Andersons, Inc.	142,645
4,765	Apache Corp.	228,386
6,601	Aqua America, Inc. †	219,813
90,953	Archer-Daniels-Midland Co.	3,763,635
16,389	Arconic, Inc.	371,211
5,339	Baker Hughes, Inc.	291,029
22,210	Bunge Ltd.	1,656,866
5,844	Cabot Oil & Gas Corp.	146,568
1,785	California Water Service Group	65,688
1,221	Carpenter Technology Corp.	45,702
37,126	CF Industries Holdings, Inc.	1,038,043
2,987	Cheniere Energy, Inc. *	145,497
23,762	Chevron Corp.	2,479,089
1,195	Cimarex Energy Co.	112,342
6,850	Cliffs Natural Resources, Inc. * †	47,402
8,879	Coeur d’Alene Mines Corp. *	76,182
3,021	Commercial Metals Co. †	58,698
1,860	Concho Resources, Inc. *	226,046
15,529	ConocoPhillips	682,655
1,081	Continental Resources, Inc. * †	34,949
3,624	Cree, Inc. * †	89,332
26,222	Darling International, Inc. *	412,734
46,675	Deere & Co.	5,768,563
6,058	Devon Energy Corp.	193,674
1,232	Diamondback Energy, Inc. *	109,414
1,530	Domtar Corp.	58,783
7,241	EOG Resources, Inc.	655,455
2,177	EQT Corp. †	127,550
52,048	Exxon Mobil Corp.	4,201,835

See Notes to Financial Statements

32

Number of Shares		Value

United States: (continued)
2,904	First Solar, Inc. *	$115,812
34,749	Freeport-McMoRan Copper & Gold, Inc. *	417,335
7,630	Graphic Packaging Holding Co.	105,141
10,883	Halliburton Co.	464,813
19,387	Hecla Mining Co.	98,874
1,363	Helmerich & Payne, Inc. †	74,065
3,377	Hess Corp.	148,149
2,227	HollyFrontier Corp.	61,176
11,434	Ingredion, Inc.	1,363,047
10,054	International Paper Co.	569,157
1,241	Itron, Inc. *	84,078
24,099	Kinder Morgan, Inc.	461,737
1,692	Lindsay Corp. †	151,011
3,527	Louisiana-Pacific Corp. *	85,036
10,635	Marathon Oil Corp.	126,025
69,834	Monsanto Co.	8,265,552
55,772	Mosaic Co.	1,273,275
4,753	National Oilwell Varco, Inc.	156,564
2,496	Newfield Exploration Co. *	71,036
26,067	Newmont Mining Corp.	844,310
5,090	Noble Energy, Inc.	144,047
8,332	Nucor Corp.	482,173
9,595	Occidental Petroleum Corp.	574,453
2,646	ONEOK, Inc. †	138,015
1,314	Ormat Technologies, Inc.	77,106
2,302	Packaging Corp. of America	256,420
5,538	Phillips 66	457,937
9,111	Pilgrim’s Pride Corp. *	199,713
2,131	Pioneer Natural Resources Co.	340,065
2,360	Range Resources Corp.	54,681
1,904	Reliance Steel & Aluminum Co.	138,630
1,707	Royal Gold, Inc.	133,436
17,442	Schlumberger Ltd.	1,148,381
42	Seaboard Corp.	167,790
6,334	Steel Dynamics, Inc.	226,821
15,282	Tahoe Resources, Inc.	131,731
2,705	Targa Resources Corp.	122,266
7,929	Tesoro Corp.	742,154
12,440	The Southern Co.	595,627
20,819	Tractor Supply Co.	1,128,598
37,017	Tyson Foods, Inc.	2,318,375
4,555	United States Steel Corp. †	100,848
5,662	Valero Energy Corp.	381,958
6,139	WestRock Co.	347,836
18,310	Weyerhaeuser Co.	613,385
10,366	Williams Companies, Inc.	313,882
1,148	Worthington Industries, Inc.	57,653
		51,058,547
Total Common Stocks (Cost: $98,617,335)		100,489,204
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.7%
Repurchase Agreements: 1.7%
$1,000,000	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $1,000,096; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $1,020,000 including accrued interest)	$1,000,000
85,627	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $85,635; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $87,340 including accrued interest)	85,627
586,309	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $586,364; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $598,035 including accrued interest)	586,309
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,671,936)		1,671,936
Total Investments: 102.1% (Cost: $100,289,271)		102,161,140
Liabilities in excess of other assets: (2.1)%		(2,094,750)
NET ASSETS: 100.0%		$100,066,390

See Notes to Financial Statements

33

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,612,344.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,113,921 which represents 32.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $480,825, or 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	1.4%	$1,369,623
Consumer Staples	16.6	16,657,982
Energy	28.5	28,634,437
Financials	0.5	471,052
Industrials	10.1	10,143,817
Information Technology	0.3	289,222
Materials	39.1	39,351,233
Real Estate	0.7	721,410
Utilities	2.8	2,850,428
	100.0%	$100,489,204

See Notes to Financial Statements

34

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$319,075	$—	$—	$319,075
Australia	—	3,968,255	—	3,968,255
Austria	—	272,874	—	272,874
Brazil	779,003	—	—	779,003
Canada	11,323,563	—	—	11,323,563
Chile	107,792	104,538	—	212,330
China / Hong Kong	54,205	1,554,771	—	1,608,976
Denmark	—	702,558	—	702,558
Finland	—	307,148	—	307,148
France	—	2,078,727	—	2,078,727
Germany	—	592,452	—	592,452
Hungary	—	53,448	—	53,448
India	—	499,065	—	499,065
Indonesia	67,586	45,712	—	113,298
Ireland	—	179,803	—	179,803
Italy	—	506,570	—	506,570
Japan	—	3,620,005	—	3,620,005
Luxembourg	620,599	—	—	620,599
Malaysia	117,921	1,282,213	—	1,400,134
Mexico	851,914	—	—	851,914
Netherlands	56,205	1,258,765	—	1,314,970
Norway	—	2,622,935	—	2,622,935
Peru	172,869	40,793	—	213,662
Poland	27,527	257,250	—	284,777
Portugal	—	103,997	—	103,997
Russia	—	2,126,282	—	2,126,282
Singapore	—	1,443,881	—	1,443,881
South Africa	403,675	844,634	—	1,248,309
South Korea	—	1,285,531	—	1,285,531
Spain	—	474,749	—	474,749
Sweden	—	520,365	—	520,365
Switzerland	47,775	567,222	—	614,997
Taiwan	—	343,710	—	343,710
Thailand	—	160,572	—	160,572
Turkey	—	115,626	—	115,626
United Kingdom	2,367,027	4,179,470	—	6,546,497
United States	51,058,547	—	—	51,058,547
Repurchase Agreements	—	1,671,936	—	1,671,936
Total	$68,375,283	$33,785,857	$—	$102,161,140

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $1,979,408, transfers of securities from Level 2 to Level 1 were $652,982. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
Spain
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	0
Balance as of June 30, 2017	$—

*	Transfers of securities out of Level 3 resulted from resumed trading.

See Notes to Financial Statements

35

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 4.3%
8,226	Caltex Australia Ltd. #	$199,352
Austria: 4.7%
4,221	OMV AG #	218,943
China / Hong Kong: 1.9%
164,000	Sinopec Shanghai Petrochemical Co. Ltd. #	87,773
Finland: 4.5%
5,238	Neste Oil Oyj #	206,407
India: 8.1%
8,839	Reliance Industries Ltd. (GDR) * # Reg S 144A	374,550
Israel: 1.3%
347	Paz Oil Co. Ltd. #	59,211
Italy: 1.2%
23,899	Saras SpA #	55,627
Japan: 11.8%
3,200	Cosmo Energy Holdings Co. Ltd. #	50,552
4,700	Idemitsu Kosan Co. Ltd. #	133,846
61,500	JX Holdings, Inc. #	269,369
10,200	Showa Shell Sekiyu KK #	94,838
		548,605
Poland: 4.5%
6,984	Polski Koncern Naftowy Orlen SA #	210,807
Portugal: 4.4%
13,391	Galp Energia, SGPS, SA #	202,640
South Korea: 7.5%
1,452	SK Energy Co. Ltd. #	201,097
1,754	S-Oil Corp. #	145,323
		346,420
Taiwan: 4.3%
58,000	Formosa Petrochemical Corp. #	200,034
Thailand: 4.4%
534,100	IRPC PCL (NVDR) #	84,039
52,300	Thai Oil PCL (NVDR) #	121,572
		205,611
Number of Shares		Value

Turkey: 3.8%
6,167	Tupras-Turkiye Petrol Rafinerileri AS #	$177,215
United States: 33.2%
6,507	HollyFrontier Corp.	178,747
5,600	Marathon Petroleum Corp.	293,048
2,977	PBF Energy, Inc. †	66,268
4,743	Phillips 66	392,199
2,806	Tesoro Corp.	262,642
5,127	Valero Energy Corp.	345,867
		1,538,771
Total Common Stocks (Cost: $4,141,542)		4,631,966
MONEY MARKET FUND: 0.5% (Cost: $22,941)
22,941	Dreyfus Government Cash Management Fund — Institutional Shares	22,941
Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $4,164,483)		4,654,907

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4% (Cost: $64,115)
Repurchase Agreement: 1.4%
$64,115	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $64,121; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $65,398 including accrued interest)	64,115
Total Investments: 101.8% (Cost: $4,228,598)		4,719,022
Liabilities in excess of other assets: (1.8)%		(82,479)
NET ASSETS: 100.0%		$4,636,543

GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $62,951.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,093,195 which represents 66.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $374,550, or 8.1% of net assets.

See Notes to Financial Statements

36

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	97.6%	$4,544,193
Materials	1.9	87,773
Money Market Fund	0.5	22,941
	100.0%	$4,654,907

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$199,352	$—	$199,352
Austria	—	218,943	—	218,943
China / Hong Kong	—	87,773	—	87,773
Finland	—	206,407	—	206,407
India	—	374,550	—	374,550
Israel	—	59,211	—	59,211
Italy	—	55,627	—	55,627
Japan	—	548,605	—	548,605
Poland	—	210,807	—	210,807
Portugal	—	202,640	—	202,640
South Korea	—	346,420	—	346,420
Taiwan	—	200,034	—	200,034
Thailand	—	205,611	—	205,611
Turkey	—	177,215	—	177,215
United States	1,538,771	—	—	1,538,771
Money Market Fund	22,941	—	—	22,941
Repurchase Agreement	—	64,115	—	64,115
Total	$1,561,712	$3,157,310	$—	$4,719,022

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $272,335. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Luxembourg: 4.8%
1,617,815	Tenaris SA (ADR) †	$50,378,759
Netherlands: 4.6%
473,899	Core Laboratories NV (USD) †	47,991,752
Switzerland: 6.8%
5,597,354	Transocean, Inc. (USD) * †	46,066,223
6,522,612	Weatherford International Plc (USD) * †	25,242,508
		71,308,731
United Kingdom: 8.4%
4,488,985	Ensco Plc CL A (USD) †	23,163,163
3,142,873	Noble Corp Plc (USD) †	11,377,200
7,128,920	Seadrill Ltd. (USD) * †	2,570,689
1,893,104	TechnipFMC PLC (USD) *	51,492,429
		88,603,481
United States: 75.6%
984,235	Baker Hughes, Inc.	53,650,650
242,971	CARBO Ceramics, Inc. * †	1,664,351
961,418	Diamond Offshore Drilling, Inc. * †	10,412,157
471,250	Dril-Quip, Inc. *	22,997,000
3,181,583	Fairmount Santrol Holdings, Inc. * †	12,408,174
3,609,703	Halliburton Co.	154,170,415
960,083	Helmerich & Payne, Inc. †	52,170,910
4,143,309	McDermott International, Inc. *	29,707,526
3,615,358	Nabors Industries Ltd.	29,429,014
1,641,781	National Oilwell Varco, Inc.	54,080,266
1,204,747	Oceaneering International, Inc.	27,516,421
462,291	Oil States International, Inc. *	12,551,201
2,469,499	Patterson-UTI Energy, Inc.	49,859,185
1,398,822	Rowan Companies Plc * †	14,323,937
3,111,905	Schlumberger Ltd.	204,887,825
2,052,278	Superior Energy Services, Inc. *	21,405,260
1,168,257	US Silica Holdings, Inc.	41,461,441
		792,695,733
Total Common Stocks (Cost: $1,920,222,176)		1,050,978,456

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 11.9%
Repurchase Agreements: 11.9%
$29,634,524	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $29,637,240; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $30,227,214 including accrued interest)	29,634,524
Principal Amount		Value

Repurchase Agreements: (continued)
$29,634,524	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $29,637,364; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $30,227,215 including accrued interest)	$29,634,524
6,234,973	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $6,235,571; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $6,359,672 including accrued interest)	6,234,973
29,634,524	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $29,637,142; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $30,227,329 including accrued interest)	29,634,524
29,634,524	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $29,637,315; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $30,227,216 including accrued interest)	29,634,524
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $124,773,069)		124,773,069
Total Investments: 112.1% (Cost: $2,044,995,245)		1,175,751,525
Liabilities in excess of other assets: (12.1)%		(127,063,053)
NET ASSETS: 100.0%		$1,048,688,472

See Notes to Financial Statements

38

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $118,494,222.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Drilling	22.8%	$239,372,478
Oil & Gas Equipment & Services	77.2	811,605,978
	100.0%	$1,050,978,456

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,050,978,456	$—	$—	$1,050,978,456
Repurchase Agreements	—	124,773,069	—	124,773,069
Total	$1,050,978,456	$124,773,069	$—	$1,175,751,525

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

39

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 95.4%
Australia: 19.3%
1,911,080	Galaxy Resources Ltd. * † #	$2,425,050
522,208	Iluka Resources Ltd. #	3,475,975
914,392	Orocobre Ltd. * † #	2,435,212
7,158,752	Pilbara Minerals Ltd. * † #	2,086,423
		10,422,660
Canada: 7.9%
3,254,477	Lithium Americas Corp. * †	2,180,176
2,773,381	Nemaska Lithium, Inc. * †	2,092,795
		4,272,971
China / Hong Kong: 33.7%
6,002,936	China Molybdenum Co. Ltd. #	4,484,548
2,589,780	China Northern Rare Earth Group High-Tech Co. Ltd. #	4,328,382
27,115,895	China Rare Earth Holdings Ltd. * #	1,650,407
15,763,000	CITIC Dameng Holdings Ltd. * #	797,492
110,942,964	North Mining Shares Co. Ltd. *	2,344,931
1,463,493	Xiamen Tungsten Co. Ltd. #	4,636,334
		18,242,094
France: 4.3%
47,778	Eramet SA * † #	2,340,375
Japan: 13.8%
194,800	Daiichi Kigenso Kagaku-Kogyo Co. Ltd. #	2,280,640
153,192	OSAKA Titanium Technologies Co. † #	2,539,106
339,047	Toho Titanium Co. Ltd. † #	2,631,351
		7,451,097
Malaysia: 5.6%
37,677,363	Lynas Corp. Ltd. (AUD) * † #	3,034,111
South Africa: 4.6%
166,058	Assore Ltd.	2,469,610
United States: 6.2%
224,066	Tronox Ltd.	3,387,878
Total Common Stocks (Cost: $50,240,509)		51,620,796
PREFERRED STOCKS: 3.9%
Brazil: 3.9% (Cost: $1,602,035)
641,723	Cia de Ferro Ligas da Bahia	2,124,712
Total Investments Before Collateral for Securities Loaned: 99.3% (Cost: $51,842,544)		53,745,508

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 19.5%
Repurchase Agreements: 19.5%
$2,502,714	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $2,502,943; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $2,552,768 including accrued interest)	2,502,714
Principal Amount		Value

Repurchase Agreements: (continued)
$2,502,714	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $2,502,954; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $2,552,768 including accrued interest)	$2,502,714
526,571	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $526,621; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $537,102 including accrued interest)	526,571
2,502,714	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $2,502,935; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $2,552,778 including accrued interest)	2,502,714
2,502,714	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $2,502,950; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $2,552,768 including accrued interest)	2,502,714
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $10,537,427)		10,537,427
Total Investments: 118.8% (Cost: $62,379,971)		64,282,935
Liabilities in excess of other assets: (18.8)%		(10,181,978)
NET ASSETS: 100.0%		$54,100,957

See Notes to Financial Statements

40

AUD	Australian Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $9,263,753.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $39,145,406 which represents 72.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Commodity Chemicals	6.3%	$3,387,878
Diversified Metals & Mining	38.1	20,485,866
Materials	51.6	27,747,052
Steel	4.0	2,124,712
	100.0%	$53,745,508

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$10,422,660	$—	$10,422,660
Canada	4,272,971	—	—	4,272,971
China / Hong Kong	2,344,931	15,897,163	—	18,242,094
France	—	2,340,375	—	2,340,375
Japan	—	7,451,097	—	7,451,097
Malaysia	—	3,034,111	—	3,034,111
South Africa	2,469,610	—	—	2,469,610
United States	3,387,878	—	—	3,387,878
Preferred Stocks
Brazil	2,124,712	—	—	2,124,712
Repurchase Agreements	—	10,537,427	—	10,537,427
Total	$14,600,102	$49,682,833	$—	$64,282,935

During the period ended June 30, 2017, transfers of securities from Level 2 to Level 1 were $2,086,786. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial of Statements.

See Notes to Financial Statements

41

VANECK VECTORS SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.6%
Canada: 4.2%
31,496	Canadian Solar, Inc. (USD) * †	$501,416
China / Hong Kong: 21.6%
7,099,800	GCL-Poly Energy Holdings Ltd. * † #	772,848
1,842,000	Hanergy Thin Film Power Group Ltd. * # §	4,867
31,571	JA Solar Holdings Co. Ltd. (ADR) *	200,476
19,305	JinkoSolar Holding Co. Ltd. (ADR) * †	401,544
3,350,000	United Photovoltaics Group Ltd. * † #	446,238
2,548,400	Xinyi Solar Holdings Ltd. #	727,720
		2,553,693
Germany: 3.5%
13,758	SMA Solar Technology AG † #	412,907
Israel: 3.4%
20,057	SolarEdge Technologies, Inc. (USD) *	401,140
South Korea: 2.2%
134,195	Shinsung E&G Co Ltd. * #	259,128
Spain: 8.6%
32,541	Atlantica Yield Plc (USD)	695,076
28,828	Saeta Yield SA #	325,741
		1,020,817
Switzerland: 4.6%
430,703	Meyer Burger Technology AG * † #	539,087
Taiwan: 14.4%
24,500	Giga Solar Materials Corp. #	221,994
447,927	Gintech Energy Corp. * #	235,426
346,000	Motech Industries, Inc. * #	283,170
736,425	Neo Solar Power Corp. * #	353,262
407,000	Sino-American Silicon Products, Inc. #	603,586
		1,697,438
Thailand: 15.2%
514,900	BCPG PCL (NVDR) #	218,181
1,037,800	Energy Absolute PCL (NVDR) #	1,053,218
1,725,400	Inter Far East Energy Corp. (NVDR) * # §	78,848
11,079,300	Superblock PCL (NVDR) * #	452,999
		1,803,246
United States: 22.9%
24,583	First Solar, Inc. * †	980,370
1,600,565	Renewable Energy Corp. AS (NOK) * † #	207,169
44,465	Sunpower Corp. * †	415,303
55,439	Sunrun, Inc. * †	394,726
61,367	TerraForm Global, Inc. *	309,903
32,979	TerraForm Power, Inc. *	395,748
		2,703,219
Total Common Stocks (Cost: $13,207,937)		11,892,091
RIGHTS: 0.0% (Cost: $0)
Taiwan: 0.0%
28,239	Motech Industries, Inc. Rights (TWD 24.00, expiring 07/12/17) * #	836
Total Investments Before Collateral for Securities Loaned: 100.6% (Cost: $13,207,937)		11,892,927
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 25.4%
Repurchase Agreements: 25.4%
$851,651	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $851,729; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $868,684 including accrued interest)	$851,651
1,000,000	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $1,000,096; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
153,929	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $153,943; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $157,008 including accrued interest)	153,929
1,000,000	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $1,000,094; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,005,580)		3,005,580
Total Investments: 126.0% (Cost: $16,213,517)		14,898,507
Liabilities in excess of other assets: (26.0)%		(3,074,205)
NET ASSETS: 100.0%		$11,824,302

See Notes to Financial Statements

42

ADR	American Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,687,068.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,197,225 which represents 60.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $83,715 which represents 0.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	8.9%	$1,053,218
Industrial Machinery	4.5	539,087
Industrials	3.3	394,726
Information Technology	5.6	665,971
Semiconductor Equipment	23.0	2,739,055
Semiconductors	33.9	4,024,374
Utilities	20.8	2,476,496
	100.0%	$11,892,927

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$501,416	$—	$—	$501,416
China / Hong Kong	602,020	1,946,806	4,867	2,553,693
Germany	—	412,907	—	412,907
Israel	401,140	—	—	401,140
South Korea	—	259,128	—	259,128
Spain	695,076	325,741	—	1,020,817
Switzerland	—	539,087	—	539,087
Taiwan	—	1,697,438	—	1,697,438
Thailand	—	1,803,246	—	1,803,246
United States	2,496,050	207,169	—	2,703,219
Rights
Taiwan	—	836	—	836
Repurchase Agreements	—	3,005,580	—	3,005,580
Total	$4,695,702	$10,197,938	$4,867	$14,898,507

There were no transfers between levels during the period ended June 30, 2017.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
China/Hong Kong
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	4,867
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2017	$4,867

See Notes to Financial Statements

43

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Brazil: 15.5%
2,489,442	Cia Siderurgica Nacional SA (ADR) * †	$5,352,300
2,174,902	Gerdau SA (ADR)	6,633,451
1,189,221	Vale SA (ADR)	10,405,684
		22,391,435
India: 7.4%
684,221	Vedanta Ltd. (ADR) †	10,619,110
Luxembourg: 19.7%
321,591	ArcelorMittal (USD) * †	7,309,763
272,427	Tenaris SA (ADR) †	8,483,377
453,011	Ternium SA (ADR)	12,725,079
		28,518,219
Russia: 2.4%
763,582	Mechel PJSC (ADR) *	3,535,385
South Korea: 4.4%
101,481	POSCO (ADR)	6,351,696
United Kingdom: 11.1%
379,679	Rio Tinto Plc (ADR) †	16,064,218
United States: 39.5%
576,277	AK Steel Holding Corp. †	3,786,140
199,806	Allegheny Technologies, Inc. †	3,398,700
85,480	Carpenter Technology Corp.	3,199,516
427,537	Cliffs Natural Resources, Inc. * †	2,958,556
210,281	Commercial Metals Co.	4,085,760
58,855	Gibraltar Industries, Inc. *	2,098,181
118,484	Nucor Corp.	6,856,669
20,110	Olympic Steel, Inc.	391,743
85,194	Reliance Steel & Aluminum Co.	6,202,975
68,114	Ryerson Holding Corp. * †	674,329
49,138	Schnitzer Steel Industries, Inc.	1,238,278
180,431	Steel Dynamics, Inc.	6,461,234
117,819	SunCoke Energy, Inc. *	1,284,227
81,078	TimkenSteel Corp. * †	1,246,169
286,959	United States Steel Corp. †	6,353,272
134,690	Worthington Industries, Inc.	6,764,132
		56,999,881
Total Common Stocks (Cost: $149,433,217)		144,479,944

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 21.6%
Repurchase Agreements: 21.6%
$7,394,420	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $7,395,098; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $7,542,308 including accrued interest)	7,394,420
Principal Amount		Value

Repurchase Agreements: (continued)
$7,394,420	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $7,395,129; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $7,542,309 including accrued interest)	$7,394,420
1,555,886	Repurchase agreement dated 6/30/17 with Deutsche Bank Securities, Inc., 1.15%, due 7/3/17, proceeds $1,556,035; (collateralized by various U.S. government and agency obligations, 0.00% to 7.13%, due 2/15/23 to 8/15/41, valued at $1,587,004 including accrued interest)	1,555,886
7,394,420	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $7,395,073; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 8/15/46, valued at $7,542,337 including accrued interest)	7,394,420
7,394,420	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $7,395,116; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $7,542,309 including accrued interest)	7,394,420
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $31,133,566)		31,133,566
Total Investments: 121.6% (Cost: $180,566,783)		175,613,510
Liabilities in excess of other assets: (21.6)%		(31,215,270)
NET ASSETS: 100.0%		$144,398,240

See Notes to Financial Statements

44

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $30,385,233.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	5.9%	$8,483,377
Industrials	1.4	2,098,181
Materials	92.7	133,898,386
	100.0%	$144,479,944

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$144,479,944	$—	$—	$144,479,944
Repurchase Agreements	—	31,133,566	—	31,133,566
Total	$144,479,944	$31,133,566	$—	$175,613,510

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

45

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 15.1%
67,416	ARC Resources Ltd.	$880,400
78,968	Cenovus Energy, Inc. (USD)	581,994
101,513	Crescent Point Energy Corp. (USD) †	776,574
143,856	EnCana Corp. (USD)	1,265,933
48,762	Enerplus Corp. (USD)	395,947
66,778	Husky Energy, Inc. *	756,889
29,667	Peyto Exploration & Development Corp. †	537,282
28,928	PrairieSky Royalty Ltd. †	657,768
46,878	Seven Generations Energy Ltd. *	801,694
48,442	Tourmaline Oil Corp. *	1,039,935
71,962	Whitecap Resources, Inc.	513,104
		8,207,520
United States: 84.9%
80,660	Anadarko Petroleum Corp.	3,657,124
39,872	Antero Resources Corp. * †	861,634
55,419	Apache Corp.	2,656,233
70,816	Cabot Oil & Gas Corp.	1,776,065
9,028	Carrizo Oil & Gas, Inc. * †	157,268
165,370	Chesapeake Energy Corp. * †	821,889
13,652	Cimarex Energy Co.	1,283,425
19,402	Concho Resources, Inc. *	2,357,925
19,288	Continental Resources, Inc. * †	623,581
87,849	Devon Energy Corp.	2,808,533
9,885	Diamondback Energy, Inc. *	877,887
11,867	Energen Corp. *	585,874
49,323	EOG Resources, Inc.	4,464,718
19,676	EQT Corp. †	1,152,817
25,065	Gulfport Energy Corp. *	369,709
38,827	Hess Corp.	1,703,341
20,776	Laredo Petroleum, Inc. * †	218,564
122,011	Marathon Oil Corp.	1,445,830
14,813	Matador Resources Co. * †	316,554
17,378	Murphy Oil Corp.	445,398
12,807	National Fuel Gas Co. †	715,143
26,457	Newfield Exploration Co. *	752,966
72,947	Noble Energy, Inc.	2,064,400
36,117	Oasis Petroleum, Inc. *	290,742
72,314	Occidental Petroleum Corp.	4,329,439
43,833	Parsley Energy, Inc. *	1,216,366
10,159	PDC Energy, Inc. *	437,954
21,423	Pioneer Natural Resources Co.	3,418,682
39,161	QEP Resources, Inc. *	395,526
38,718	Range Resources Corp.	897,096
29,875	Rice Energy, Inc. *	795,571
21,401	RSP Permian, Inc. *	690,610
14,298	SM Energy Co.	236,346
63,948	Southwestern Energy Co. *	388,804
68,374	Whiting Petroleum Corp. *	376,741
66,447	WPX Energy, Inc. *	641,878
		46,232,633
Total Common Stocks (Cost: $74,721,190)		54,440,153
MONEY MARKET FUND: 0.1% (Cost: $33,782)
33,782	Dreyfus Government Cash Management Fund — Institutional Shares	33,782
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $74,754,972)		54,473,935
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.8%
Repurchase Agreements: 9.8%
$1,270,100	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.10%, due 7/3/17, proceeds $1,270,216; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/27/17 to 7/1/47, valued at $1,295,502 including accrued interest)	$1,270,100
1,270,100	Repurchase agreement dated 6/30/17 with Daiwa Capital Markets America, Inc., 1.15%, due 7/3/17, proceeds $1,270,222; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 7/13/17 to 12/1/51, valued at $1,295,502 including accrued interest)	1,270,100
273,876	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $273,900; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $279,354 including accrued interest)	273,876
1,263,464	Repurchase agreement dated 6/30/17 with J.P. Morgan Securities LLC, 1.08%, due 7/3/17, proceeds $1,263,578; (collateralized by various U.S. government and agency obligations, 0.50% to 5.00%, due 7/31/17 to 2/15/47, valued at $1,288,745 including accrued interest)	1,263,464
1,270,100	Repurchase agreement dated 6/30/17 with Nomura Securities International, Inc., 1.13%, due 7/3/17, proceeds $1,270,220; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 7/10/17 to 6/20/67, valued at $1,295,502 including accrued interest)	1,270,100
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $5,347,640)		5,347,640
Total Investments: 109.9% (Cost: $80,102,612)		59,821,575
Liabilities in excess of other assets: (9.9)%		(5,388,001)
NET ASSETS: 100.0%		$54,433,574

See Notes to Financial Statements

46

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,204,527.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gas Utilities	1.3%	$715,143
Integrated Oil & Gas	10.4	5,668,322
Oil & Gas Exploration & Production	88.2	48,056,688
Money Market Fund	0.1	33,782
	100.0%	$54,473,935

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$54,440,153	$—	$—	$54,440,153
Money Market Fund	33,782	—	—	33,782
Repurchase Agreements	—	5,347,640	—	5,347,640
Total	$54,473,935	$5,347,640	$—	$59,821,575

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

47

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 1.8%
60,162	Cameco Corp. (USD) †	$547,474
China / Hong Kong: 1.4%
1,534,000	CGN Power Co. Ltd. # Reg S 144A	428,221
Czech Republic: 1.5%
26,099	CEZ AS † #	453,725
Finland: 3.5%
70,390	Fortum OYJ † #	1,103,128
France: 2.2%
62,073	Electricite de France SA #	671,616
Japan: 21.0%
28,200	Hokuriku Electric Power Co. † #	254,829
108,900	Kansai Electric Power Co., Inc. #	1,503,206
71,300	Kyushu Electric Power Co., Inc. #	867,448
365,106	Mitsubishi Heavy Industries Ltd. #	1,504,738
31,400	Shikoku Electric Power Co., Inc. #	371,031
71,600	Tohoku Electric Power Co., Inc. #	993,328
244,300	Tokyo Electric Power Co., Inc. * #	1,009,588
		6,504,168
South Korea: 4.4%
75,675	Korea Electric Power Corp. (ADR) †	1,359,880
Spain: 3.8%
51,362	Endesa SA † #	1,183,189
United States: 60.4%
25,473	Ameren Corp.	1,392,609
12,973	BWX Technologies, Inc.	632,434
32,020	Dominion Resources, Inc.	2,453,693
29,926	Duke Energy Corp.	2,501,514
18,013	Entergy Corp.	1,382,858
57,177	Exelon Corp.	2,062,374
49,511	FirstEnergy Corp.	1,443,741
32,661	PG&E Corp.	2,167,711
13,530	Pinnacle West Capital Corp.	1,152,215
39,731	Public Service Enterprise Group, Inc.	1,708,830
40,339	Xcel Energy, Inc.	1,850,753
		18,748,732
Total Common Stocks (Cost: $29,802,496)		31,000,133
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.1%
Repurchase Agreements: 8.1%
$386,753	Repurchase agreement dated 6/30/17 with Citigroup Global Markets, Inc., 1.08%, due 7/3/17, proceeds $386,788; (collateralized by various U.S. government and agency obligations, 1.38% to 6.38%, due 2/29/20 to 8/15/27, valued at $394,488 including accrued interest)	$386,753
128,834	Repurchase agreement dated 6/30/17 with HSBC Securities USA, Inc., 1.06%, due 7/3/17, proceeds $128,845; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 7/15/17 to 1/15/37, valued at $131,411 including accrued interest)	128,834
1,000,000	Repurchase agreement dated 6/30/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.09%, due 7/3/17, proceeds $1,000,091; (collateralized by various U.S. government and agency obligations, 0.00% to 6.00%, due 4/1/21 to 7/1/47, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/17 with Mizuho Securities USA, Inc., 1.11%, due 7/3/17, proceeds $1,000,093; (collateralized by U.S. government obligations, 1.88%, due 10/31/22, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,515,587)		2,515,587
Total Investments: 108.1% (Cost: $32,318,083)		33,515,720
Liabilities in excess of other assets: (8.1)%		(2,500,553)
NET ASSETS: 100.0%		$31,015,167

See Notes to Financial Statements

48

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,356,436.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,344,047 which represents 33.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $428,221, or 1.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	1.8%	$547,474
Industrials	6.9	2,137,172
Utilities	91.3	28,315,487
	100.0%	$31,000,133

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$547,474	$—	$—	$547,474
China / Hong Kong	—	428,221	—	428,221
Czech Republic	—	453,725	—	453,725
Finland	—	1,103,128	—	1,103,128
France	—	671,616	—	671,616
Japan	—	6,504,168	—	6,504,168
South Korea	1,359,880	—	—	1,359,880
Spain	—	1,183,189	—	1,183,189
United States	18,748,732	—	—	18,748,732
Repurchase Agreements	—	2,515,587	—	2,515,587
Total	$20,656,086	$12,859,634	$—	$33,515,720

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

49

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

					Junior
	Agribusiness	Coal	Global Alternative	Gold Miners	Gold Miners
	ETF	ETF	Energy ETF	ETF	ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$795,888,018	$80,604,296	$79,394,460	$8,193,947,926	$1,179,473,411
Affiliated issuers (3)	—	—	—	—	2,741,111,441
Short-term investments held as collateral for securities loaned (4)	27,097,890	—	22,788,739	192,006,040	177,665,632
Cash	9,579	—	—	—	—
Cash denominated in foreign currency, at value (5)	394,993	26,907	81,035	335,582	13,059,113
Receivables:
Investment securities sold	160,440	133,106	21,030	240,570	37,400
Shares sold	—	—	—	—	5,080
Due from Adviser	—	—	—	—	—
Dividends and interest	2,823,812	1,088,303	189,264	920,290	1,264,248
Prepaid expenses	4,177	2,257	2,862	295,660	16,368
Total assets	826,378,909	81,854,869	102,477,390	8,387,746,068	4,112,632,693

Liabilities:
Payables:
Investment securities purchased	160,216	477,941	21,066	25,346,702	37,405
Collateral for securities loaned	27,097,890	—	22,788,739	192,006,040	177,665,632
Line of credit	1,888,048	484,588	203,644	735,700	2,784,515
Shares redeemed	—	—	—	8,028	—
Due to Adviser	330,377	31,334	27,638	3,616,425	1,478,125
Due to custodian	—	1,305	—	—	—
Deferred Trustee fees	409,431	19,924	10,276	738,932	159,578
Accrued expenses	365,672	104,462	76,725	16,232	16,875
Total liabilities	30,251,634	1,119,554	23,128,088	222,468,059	182,142,130
NET ASSETS	$796,127,275	$80,735,315	$79,349,302	$8,165,278,009	$3,930,490,563
Shares outstanding	14,450,000	6,100,000	1,333,298	370,252,500	117,587,446
Net asset value, redemption and offering price per share	$55.10	$13.24	$59.51	$22.05	$33.43

Net assets consist of:
Aggregate paid in capital	$1,777,591,496	$547,587,602	$354,212,160	$17,927,442,843	$7,955,431,783
Net unrealized appreciation (depreciation)	(29,668,419)	(4,293,755)	2,671,765	(1,268,181,307)	170,467,229
Undistributed (accumulated) net investment income (loss)	7,396,226	1,626,467	1,596,311	28,411,486	(147,830,427)
Accumulated net realized loss	(959,192,028)	(464,184,999)	(279,130,934)	(8,522,395,013)	(4,047,578,022)
	$796,127,275	$80,735,315	$79,349,302	$8,165,278,009	$3,930,490,563
(1) Value of securities on loan	$24,742,208	$—	$21,751,589	$175,534,767	$170,205,288
(2) Cost of investments – Unaffiliated issuers	$825,482,972	$84,897,414	$76,727,571	$9,462,134,827	$1,930,422,436
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$—	$1,819,877,624
(4) Cost of short-term investments held as collateral for securities loaned	$27,097,890	$—	$22,788,739	$192,006,040	$177,665,632
(5) Cost of cash denominated in foreign currency	$388,618	$26,908	$79,191	$332,208	$12,878,020

See Notes to Financial Statements

50

Natural			Rare Earth/			Unconventional	Uranium+Nuclear
Resources	Oil Refiners	Oil Services	Strategic Metals	Solar Energy		Oil & Gas	Energy
ETF	ETF	ETF	ETF	ETF	Steel ETF	ETF	ETF

$100,489,204	$4,654,907	$1,050,978,456	$53,745,508	$11,892,927	$144,479,944	$54,473,935	$31,000,133
—	—	—	—	—	—	—	—

1,671,936	64,115	124,773,069	10,537,427	3,005,580	31,133,566	5,347,640	2,515,587
416	—	—	209,099	—	—	—	—
109,459	3,919	—	165,123	31,178	—	—	82,390

106,118	2,452	—	—	—	3,406,490	—	113,904
—	—	196	—	—	19,017	—	—
—	5,289	—	—	3,744	—	—	—
271,591	18,197	1,965,597	93,417	31,783	86,739	65,251	141,275
2,844	2,536	7,840	2,475	2,585	2,791	2,700	2,689
102,651,568	4,751,415	1,177,725,158	64,753,049	14,967,797	179,128,547	59,889,526	33,855,978

61,166	2,448	—	—	—	3,169,052	—	113,761
1,671,936	64,115	124,773,069	10,537,427	3,005,580	31,133,566	5,347,640	2,515,587
700,147	—	3,759,349	—	—	308,937	—	72,686
—	—	997	—	—	—	—	—
26,362	—	277,940	14,167	—	53,842	13,077	5,197
—	—	—	—	75,576	61	1,953	43,911
10,357	21	122,609	12,048	1,930	15,137	2,693	9,922
115,210	48,288	102,722	88,450	60,409	49,712	90,589	79,747
2,585,178	114,872	129,036,686	10,652,092	3,143,495	34,730,307	5,455,952	2,840,811
$100,066,390	$4,636,543	$1,048,688,472	$54,100,957	$11,824,302	$144,398,240	$54,433,574	$31,015,167
3,050,000	200,000	42,310,863	3,074,962	300,000	3,750,000	3,900,000	616,632

$32.81	$23.18	$24.79	$17.59	$39.41	$38.51	$13.96	$50.30

$132,779,319	$4,083,305	$1,976,231,293	$281,080,394	$80,578,443	$352,019,229	$105,640,087	$200,754,501
1,871,748	490,445	(869,243,720)	1,903,649	(1,314,605)	(4,953,272)	(20,280,986)	1,198,690

1,133,772	62,900	7,149,274	1,083,084	72,505	2,960,865	236,595	1,726,173
(35,718,449)	(107)	(65,448,375)	(229,966,170)	(67,512,041)	(205,628,582)	(31,162,122)	(172,664,197)
$100,066,390	$4,636,543	$1,048,688,472	$54,100,957	$11,824,302	$144,398,240	$54,433,574	$31,015,167
$1,612,344	$62,951	$118,494,222	$9,263,753	$2,687,068	$30,385,233	$5,204,527	$2,356,436
$98,617,335	$4,164,483	$1,920,222,176	$51,842,544	$13,207,937	$149,433,217	$74,754,972	$29,802,496
$—	$—	$—	$—	$—	$—	$—	$—

$1,671,936	$64,115	$124,773,069	$10,537,427	$3,005,580	$31,133,566	$5,347,640	$2,515,587
$107,568	$3,914	$—	$164,456	$30,585	$—	$—	$82,276

See Notes to Financial Statements

51

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2017 (unaudited)

			Global		Junior
	Agribusiness	Coal	Alternative	Gold Miners	Gold Miners
	ETF	ETF	Energy ETF	ETF	ETF

Income:
Dividends – unaffiliated issuers	$9,629,254	$2,410,372	$1,414,460	$1,543,703	$2,314,322
Dividends – affiliated issuers	—	—	—	58,031,925	7,170,283
Securities lending income	871,215	—	126,368	1,273,116	4,234,540
Foreign taxes withheld	(600,168)	(311,304)	(111,796)	(4,792,281)	(553,251)
Total income	9,900,301	2,099,068	1,429,032	56,056,463	13,165,894

Expenses:
Management fees	2,038,330	253,402	175,134	26,337,196	10,758,400
Professional fees	26,807	28,377	29,617	102,819	87,207
Insurance	5,426	387	536	61,661	22,949
Trustees’ fees and expenses	5,096	232	536	89,010	34,254
Reports to shareholders	26,419	12,494	12,868	173,925	97,385
Indicative optimized portfolio value fee	3,267	1,520	2,173	—	1,867
Custodian fees	42,210	2,755	8,333	191,423	90,672
Registration fees	1,332	2,313	2,479	21,028	11,981
Transfer agent fees	1,190	1,174	1,190	769	1,190
Fund accounting fees	23,859	2,787	3,312	—	109,933
Interest	32,641	1,401	2,710	44,872	191,956
Other	15,493	3,440	10,251	78,642	48,290
Total expenses	2,222,070	310,282	249,139	27,101,345	11,456,084
Waiver of management fees	—	(9,867)	(29,262)	—	—
Expenses assumed by the Adviser	—	—	—	—	—
Net expenses	2,222,070	300,415	219,877	27,101,345	11,456,084
Net investment income	7,678,231	1,798,653	1,209,155	28,955,118	1,709,810

Net realized gain (loss) on:
Investments – unaffiliated issuers	4,336,109	(8,894,599)	1,620,305	(583,996,502)	(208,816,685)
Investments – affiliated issuers	—	—	—	286,143,825	(389,612,923)
In-kind redemptions	19,713,598	13,534,852	863,114	580,569,012	196,212,983
Foreign currency transactions and foreign denominated assets and liabilities	26,964	(14,660)	18,235	(331,264)	(331,664)
Net realized gain (loss)	24,076,671	4,625,593	2,501,654	282,385,071	(402,548,289)

Net change in unrealized appreciation (depreciation) on:
Investments	25,188,381	(776,638)	7,576,281	180,878,074	335,838,167
Foreign currency transactions and foreign denominated assets and liabilities	52,702	(876)	8,892	6,253	181,014
Net change in unrealized appreciation (depreciation)	25,241,083	(777,514)	7,585,173	180,884,327	336,019,181
Net Increase (Decrease) in Net Assets Resulting from Operations	$56,995,985	$5,646,732	$11,295,982	$492,224,516	$(64,819,298)

See Notes to Financial Statements

52

Natural			Rare Earth/			Unconventional	Uranium+Nuclear
Resources	Oil Refiners	Oil Services	Strategic Metals	Solar Energy		Oil & Gas	Energy
ETF	ETF	ETF	ETF	ETF	Steel ETF	ETF	ETF

$1,421,289	$79,914	$7,965,335	$241,513	$62,158	$3,374,840	$286,324	$590,482
—	—	—	—	—	—	—	—
14,667	45	1,352,827	413,253	50,771	51,228	4,865	9,448
(92,888)	(9,661)	(79,989)	(27,008)	(754)	(8,838)	(8,166)	(30,102)
1,343,068	70,298	9,238,173	627,758	112,175	3,417,230	283,023	569,828

244,209	8,775	1,996,558	139,790	27,403	441,717	133,177	80,774
46,941	28,378	52,489	33,861	38,526	29,429	30,399	34,391
585	24	6,056	244	83	1,338	290	246
793	24	10,217	223	70	455	426	330
8,100	5,061	43,517	11,654	6,475	12,793	8,788	8,163
2,634	2,479	2,452	2,973	2,973	—	749	6,297
23,383	3,427	12,816	5,359	5,244	1,344	1,612	3,261
2,487	2,481	3,721	2,564	3,632	2,714	2,479	3,185
1,190	1,190	1,113	1,190	1,191	1,190	1,191	1,190
4,357	1,354	25,609	1,082	562	4,178	1,357	1,914
4,059	42	20,102	12,683	480	6,331	195	1,548
3,780	630	28,526	4,574	616	5,763	3,699	3,526
342,518	53,865	2,203,176	216,197	87,255	507,252	184,362	144,825
(99,133)	(8,775)	(186,517)	(44,153)	(27,403)	(15,031)	(40,335)	(46,349)
—	(34,693)	—	—	(23,748)	—	—	—
243,385	10,397	2,016,659	172,044	36,104	492,221	144,027	98,476
1,099,683	59,901	7,221,514	455,714	76,071	2,925,009	138,996	471,352

(3,060,454)	18,141	(36,759,691)	(138,223)	(2,020,127)	(21,784,293)	(4,665,920)	(107,993)
—	—	—	—	—	—	—	—
2,553,630	—	(2,300,489)	—	—	16,850,707	634,739	690,832

4,262	252	—	5,887	(788)	—	179	(2,589)
(502,562)	18,393	(39,060,180)	(132,336)	(2,020,915)	(4,933,586)	(4,031,002)	580,250

809,880	289,721	(316,069,506)	(225,841)	3,512,060	3,812,007	(9,876,688)	775,704

6,380	69	—	(4,140)	661	—	(30)	1,824
816,260	289,790	(316,069,506)	(229,981)	3,512,721	3,812,007	(9,876,718)	777,528

$1,413,381	$368,084	$(347,908,172)	$93,397	$1,567,877	$1,803,430	$(13,768,724)	$1,829,130

See Notes to Financial Statements

53

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Operations:
Net investment income	$7,678,231	$16,772,271	$1,798,653	$1,166,522
Net realized gain (loss)	24,076,671	(6,675,269)	4,625,593	(35,329,599)
Net change in unrealized appreciation (depreciation)	25,241,083	84,668,464	(777,514)	75,502,845
Net increase (decrease) in net assets resulting from operations	56,995,985	94,765,466	5,646,732	41,339,768

Dividends to shareholders:
Dividends from net investment income	—	(17,183,700)	—	(1,174,800)

Share transactions:**
Proceeds from sale of shares	40,408,286	107,389,282	26,697,677	42,948,463
Cost of shares redeemed	(105,432,634)	(216,366,402)	(53,003,949)	(20,966,254)
Increase (Decrease) in net assets resulting from share transactions	(65,024,348)	(108,977,120)	(26,306,272)	21,982,209
Total increase (decrease) in net assets	(8,028,363)	(31,395,354)	(20,659,540)	62,147,177
Net Assets, beginning of period	804,155,638	835,550,992	101,394,855	39,247,678
Net Assets, end of period†	$796,127,275	$804,155,638	$80,735,315	$101,394,855
† Including undistributed (accumulated) net investment income (loss)	$7,396,226	$(282,005)	$1,626,467	$(172,186)

** Shares of Common Stock Issued (no par value)
Shares sold	750,000	2,200,000	1,900,000	3,800,000
Shares redeemed	(1,950,000)	(4,500,000)	(4,000,000)	(1,850,000)
Net increase (decrease)	(1,200,000)	(2,300,000)	(2,100,000)	1,950,000

See Notes to Financial Statements

54

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2017	2016	2017	2016	2017	2016
(unaudited)		(unaudited)		(unaudited)

$1,209,155	$1,710,911	$28,955,118	$17,751,572	$1,709,810	$4,322,640
2,501,654	(8,409,157)	282,385,071	(787,882,992)	(402,548,289)	224,135,173
7,585,173	1,470,864	180,884,327	2,274,160,888	336,019,181	292,891,291

11,295,982	(5,227,382)	492,224,516	1,504,029,468	(64,819,298)	521,349,104

—	(1,374,412)	—	(24,961,888)	—	(156,407,681)

5,815,452	5,019,448	2,745,416,656	6,632,467,108	2,216,448,064	2,579,635,409
(2,720,339)	(25,316,282)	(4,757,375,003)	(2,743,240,625)	(1,675,471,119)	(790,925,366)

3,095,113	(20,296,834)	(2,011,958,347)	3,889,226,483	540,976,945	1,788,710,043
14,391,095	(26,898,628)	(1,519,733,831)	5,368,294,063	476,157,647	2,153,651,466
64,958,207	91,856,835	9,685,011,840	4,316,717,777	3,454,332,916	1,300,681,450
$79,349,302	$64,958,207	$8,165,278,009	$9,685,011,840	$3,930,490,563	$3,454,332,916

$1,596,311	$387,156	$28,411,486	$(543,632)	$(147,830,427)	$(149,540,237)

100,000	100,000	118,600,000	282,100,000	58,850,000	62,050,000
(50,000)	(500,000)	(211,250,000)	(133,850,000)	(50,150,000)	(20,850,000)
50,000	(400,000)	(92,650,000)	148,250,000	8,700,000	41,200,000

See Notes to Financial Statements

55

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the		For the
	Six Months	For the Year	Six Months	For the Year
	Ended	Ended	Ended	Ended
	June 30,	December 31,	June 30,	December 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
Operations:
Net investment income	$1,099,683	$1,851,647	$59,901	$109,068
Net realized gain (loss)	(502,562)	(12,693,313)	18,393	184,095
Net change in unrealized appreciation (depreciation)	816,260	28,777,831	289,790	88,251
Net increase (decrease) in net assets resulting from operations	1,413,381	17,936,165	368,084	381,414

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(1,800,400)	—	(106,950)
Return of capital	—	—	—	—
Total Dividends and Distributions	—	(1,800,400)	—	(106,950)

Share transactions:**
Proceeds from sale of shares	13,272,038	15,462,894	1,139,031	—
Cost of shares redeemed	(9,941,574)	(12,787,582)	—	(1,083,497)
Increase (Decrease) in net assets resulting from share transactions	3,330,464	2,675,312	1,139,031	(1,083,497)
Total increase (decrease) in net assets	4,743,845	18,811,077	1,507,115	(809,033)
Net Assets, beginning of period	95,322,545	76,511,468	3,129,428	3,938,461
Net Assets, end of period†	$100,066,390	$95,322,545	$4,636,543	$3,129,428
† Including undistributed (accumulated) net investment income (loss)	$1,133,772	$34,089	$62,900	$2,999

** Shares of Common Stock Issued (no par value)
Shares sold	400,000	500,000	50,000	—
Shares redeemed	(300,000)	(450,000)	—	(50,000)
Net increase (decrease)	100,000	50,000	50,000	(50,000)

See Notes to Financial Statements

56

Oil Services ETF		Rare Earth/Strategic Metals ETF		Solar Energy ETF
For the		For the Six		For the Six
Six Months	For the Year	Months	For the Year	Months	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
2017	2016	2017	2016	2017	2016
(unaudited)		(unaudited)		(unaudited)

$7,221,514	$16,111,826	$455,714	$504,103	$76,071	$353,906
(39,060,180)	(8,087,132)	(132,336)	(29,697,355)	(2,020,915)	(5,818,737)
(316,069,506)	226,247,149	(229,981)	36,316,815	3,512,721	(2,343,918)

(347,908,172)	234,271,843	93,397	7,123,563	1,567,877	(7,808,749)

—	(16,268,462)	—	(959,486)	—	(369,437)
—	—	—	—	—	(58,063)
—	(16,268,462)	—	(959,486)	—	(427,500)

2,610,422,421	3,429,010,616	19,067,062	12,092,919	—	—
(2,431,962,446)	(3,547,778,125)	(7,722,082)	(3,975,509)	—	—

178,459,975	(118,767,509)	11,344,980	8,117,410	—	—
(169,448,197)	99,235,872	11,438,377	14,281,487	1,567,877	(8,236,249)
1,218,136,669	1,118,900,797	42,662,580	28,381,093	10,256,425	18,492,674
$1,048,688,472	$1,218,136,669	$54,100,957	$42,662,580	$11,824,302	$10,256,425

$7,149,274	$(72,240)	$1,083,084	$627,370	$72,505	$(3,566)

88,300,000	121,200,000	1,000,000	700,000	—	—
(82,500,000)	(127,000,000)	(450,000)	(250,000)	—	—
5,800,000	(5,800,000)	550,000	450,000	—	—

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Steel ETF		Unconventional Oil & Gas ETF
	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)		(unaudited)
Operations:
Net investment income	$2,925,009	$1,916,545	$138,996	$301,346
Net realized gain (loss)	(4,933,586)	(4,894,984)	(4,031,002)	(9,453,955)
Net change in unrealized appreciation (depreciation)	3,812,007	63,093,004	(9,876,718)	24,323,067
Net increase (decrease) in net assets resulting from operations	1,803,430	60,114,565	(13,768,724)	15,170,458

Dividends to shareholders:
Dividends from net investment income	—	(1,869,300)	—	(198,450)

Share transactions:**
Proceeds from sale of shares	24,700,786	162,573,081	15,630,720	20,232,434
Cost of shares redeemed	(67,429,480)	(80,398,881)	(6,752,196)	(14,278,220)
Increase (Decrease) in net assets resulting from share transactions	(42,728,694)	82,174,200	8,878,524	5,954,214
Total increase (decrease) in net assets	(40,925,264)	140,419,465	(4,890,200)	20,926,222
Net Assets, beginning of period	185,323,504	44,904,039	59,323,774	38,397,552
Net Assets, end of period†	$144,398,240	$185,323,504	$54,433,574	$59,323,774
† Including undistributed net investment income	$2,960,865	$35,856	$236,595	$97,599

** Shares of Common Stock Issued (no par value)
Shares sold	600,000	5,450,000	1,050,000	1,250,000
Shares redeemed	(1,750,000)	(2,850,000)	(400,000)	(900,000)
Net increase (decrease)	(1,150,000)	2,600,000	650,000	350,000

See Notes to Financial Statements

58

Uranium+Nuclear Energy ETF
For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
(unaudited)

$471,352	$1,275,905
580,250	1,363,001
777,528	677,051

1,829,130	3,315,957

—	(1,231,890)

—	—
(4,889,708)	(7,219,122)

(4,889,708)	(7,219,122)
(3,060,578)	(5,135,055)
34,075,745	39,210,800
$31,015,167	$34,075,745
$1,726,173	$1,254,821

—	—
(100,000)	(150,000)
(100,000)	(150,000)

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Agribusiness ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$51.38		$46.55	$52.59	$54.44	$52.94	$47.21
Income from investment operations:
Net investment income	0.53		1.07	1.37	1.68	1.08	1.00
Net realized and unrealized gain (loss) on investments	3.19		4.86	(6.07)	(1.84)	1.46	5.70
Total from investment operations	3.72		5.93	(4.70)	(0.16)	2.54	6.70
Less:
Dividends from net investment income	—		(1.10)	(1.34)	(1.69)	(1.04)	(0.97)
Net asset value, end of period	$55.10		$51.38	$46.55	$52.59	$54.44	$52.94
Total return (a)	7.24	%(b)	12.74%	(8.96)%	(0.13)%	4.60%	14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$796,127		$804,156	$835,551	$1,440,901	$4,635,318	$5,667,221
Ratio of gross expenses to average net assets	0.55	%(c)	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses to average net assets	0.55	%(c)	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.54	%(c)	0.53%	0.54%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	1.88	%(c)	2.04%	2.00%	1.77%	1.79%	1.89%
Portfolio turnover rate (d)	16	%(b)	15%	20%	14%	33%	19%
	Coal ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$12.37		$6.28	$14.64	$19.50	$25.17	$32.41
Income from investment operations:
Net investment income	0.29		0.14	0.29	0.34	0.39	0.49
Net realized and unrealized gain (loss) on investments	0.58		6.08	(8.36)	(4.83)	(5.62)	(7.30)
Total from investment operations	0.87		6.22	(8.07)	(4.49)	(5.23)	(6.81)
Less:
Dividends from net investment income	—		(0.13)	(0.29)	(0.37)	(0.44)	(0.43)
Net asset value, end of period	$13.24		$12.37	$6.28	$14.64	$19.50	$25.17
Total return (a)	7.03	%(b)	99.10%	(55.14)%	(23.07)%	(20.77)%	(21.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$80,735		$101,395	$39,248	$114,905	$154,994	$235,358
Ratio of gross expenses to average net assets	0.61	%(c)	0.62%	0.66%	0.63%	0.64%	0.62%
Ratio of net expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	3.55	%(c)	1.66%	2.31%	1.75%	1.78%	2.02%
Portfolio turnover rate (d)	21	%(b)	40%	36%	27%	20%	55%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Alternative Energy ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$50.62		$54.57	$54.09	$55.90	$33.26	$32.88
Income from investment operations:
Net investment income	0.90		1.38	0.46	0.12	0.51	0.66
Net realized and unrealized gain (loss) on investments	7.99		(4.26)	0.33	(1.82)	22.68	0.35
Total from investment operations	8.89		(2.88)	0.79	(1.70)	23.19	1.01
Less:
Dividends from net investment income	—		(1.07)	(0.31)	(0.11)	(0.54)	(0.63)
Return of capital	—		—	—	—	(0.01)	—
Total dividends and distributions	—		(1.07)	(0.31)	(0.11)	(0.55)	(0.63)
Net asset value, end of period	$59.51		$50.62	$54.57	$54.09	$55.90	$33.26
Total return (a)	17.56	%(b)	(5.26)%	1.45%	(3.04)%	69.69%	3.07%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$79,349		$64,958	$91,857	$82,937	$91,309	$46,013
Ratio of gross expenses to average net assets	0.71	%(c)	0.64%	0.62%	0.64%	0.72%	0.81%
Ratio of net expenses to average net assets	0.63	%(c)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	3.45	%(c)	2.04%	0.88%	0.18%	1.16%	1.81%
Portfolio turnover rate (d)	11	%(b)	32%	27%	31%	18%	35%
	Gold Miners ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$20.92		$13.72	$18.43	$21.16	$46.32	$51.50
Income from investment operations:
Net investment income	0.08		0.03	0.12	0.12	0.23	0.39
Net realized and unrealized gain (loss) on investments	1.05		7.23	(4.71)	(2.73)	(25.20)	(5.11)
Total from investment operations	1.13		7.26	(4.59)	(2.61)	(24.97)	(4.72)
Less:
Dividends from net investment income	—		(0.06)	(0.12)	(0.12)	(0.19)	(0.46)
Net asset value, end of period	$22.05		$20.92	$13.72	$18.43	$21.16	$46.32
Total return (a)	5.40	%(b)	52.91%	(24.93)%	(12.31)%	(53.90)%	(9.16)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,165,278		$9,685,012	$4,316,718	$5,495,447	$6,652,611	$9,406,054
Ratio of gross expenses to average net assets	0.51	%(c)	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses to average net assets	0.51	%(c)	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.51	%(c)	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	0.55	%(c)	0.21%	0.66%	0.52%	1.01%	0.88%
Portfolio turnover rate (d)	5	%(b)	26%	24%	18%	33%	5%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Junior Gold Miners ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(unaudited)
Net asset value, beginning of period	$31.72		$19.22	$24.04	$30.90		$79.13	$97.84
Income from investment operations:
Net investment income	0.11		0.14	0.15	—	(b)(c)	0.41	0.36
Net realized and unrealized gain (loss) on investments	1.60		13.87	(4.83)	(6.68)		(48.64)	(16.07)
Total from investment operations	1.71		14.01	(4.68)	(6.68)		(48.23)	(15.71)
Less:
Dividends from net investment income	—		(1.51)	(0.14)	(0.18)		—	(3.00)
Net asset value, end of period	$33.43		$31.72	$19.22	$24.04		$30.90	$79.13
Total return (a)	5.39	%(e)	73.75%	(19.48)%	(21.60)%		(60.95)%	(16.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,930,491		$3,454,333	$1,300,681	$1,522,690		$1,136,823	$2,537,231
Ratio of gross expenses to average net assets (d)	0.53	%(f)	0.52%	0.56%	0.55%		0.58%	0.55%
Ratio of net expenses to average net assets (d)	0.53	%(f)	0.52%	0.56%	0.55%		0.57%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets(d)	0.52	%(f)	0.52%	0.55%	0.54%		0.56%	0.55%
Ratio of net investment income (loss) to average net assets (d)	0.05	%(f)	0.14%	0.66%	(0.01)%		(0.07)%	0.01%
Portfolio turnover rate (g)	55	%(e)	58%	47%	65%		34%	22%
	Natural Resources ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014		2013	2012
	(unaudited)
Net asset value, beginning of period	$32.31		$26.38	$33.73	$37.46		$35.94	$33.76
Income from investment operations:
Net investment income	0.36		0.66	0.81	0.82		0.87	0.86
Net realized and unrealized gain (loss) on investments	0.14		5.91	(7.37)	(3.70)		1.48	2.17
Total from investment operations	0.50		6.57	(6.56)	(2.88)		2.35	3.03
Less:
Dividends from net investment income	—		(0.64)	(0.79)	(0.85)		(0.83)	(0.85)
Net asset value, end of period	$32.81		$32.31	$26.38	$33.73		$37.46	$35.94
Total return(a)	1.55	%(e)	24.93%	(19.48)%	(7.71)%		6.55%	8.98%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$100,066		$95,323	$76,511	$86,023		$101,140	$122,204
Ratio of gross expenses to average net assets	0.70	%(f)	0.77%	0.75%	0.73%		0.74%	0.68%
Ratio of net expenses to average net assets	0.50	%(f)	0.50%	0.50%	0.50%		0.50%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.49	%(f)	0.49%	0.49%	0.49%		0.49%	0.51%
Ratio of net investment income to average net assets	2.25	%(f)	2.18%	2.66%	2.10%		2.13%	1.95%
Portfolio turnover rate (g)	25	%(e)	37%	9%	13%		14%	10%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Six Months Ended June 30, 2017		For the Year Ended December 31, 2016	For the Period August 18, 2015(a) through December 31, 2015
	(unaudited)
Net asset value, beginning of period	$20.86		$19.69	$19.75
Income from investment operations:
Net investment income	0.29		0.73	0.07
Net realized and unrealized gain (loss) on investments	2.03		1.15	(0.04)
Total from investment operations	2.32		1.88	0.03
Less:
Dividends from net investment income	—		(0.71)	(0.07)
Return of capital	—		—	(0.02)
Total dividends and distributions	—		(0.71)	(0.09)
Net asset value, end of period	$23.18		$20.86	$19.69
Total return (b)	11.12	%(c)	9.55%	0.16	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,637		$3,129	$3,938
Ratio of gross expenses to average net assets	3.06	%(d)	3.42%	4.98	%(d)
Ratio of net expenses to average net assets	0.59	%(d)	0.59%	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59%	0.59	%(d)
Ratio of net investment income to average net assets	3.41	%(d)	2.85%	1.19	%(d)
Portfolio turnover rate (e)	16	%(c)	15%	12	%(c)
	Oil Services ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015		2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$33.36		$26.44	$35.89		$48.10	$38.64	$38.29
Income from investment operations:
Net investment income	0.17		0.46	0.63		0.85	0.55	0.42
Net realized and unrealized gain (loss) on investments	(8.74)		6.93	(9.45)		(12.20)	9.45	0.34
Total from investment operations	(8.57)		7.39	(8.82)		(11.35)	10.00	0.76
Less:
Dividends from net investment income	—		(0.47)	(0.63)		(0.86)	(0.54)	(0.40)
Distributions from net realized capital gains	—		—	—		—	—	(0.01)
Total dividends and distributions	—		(0.47)	(0.63)		(0.86)	(0.54)	(0.41)
Net asset value, end of period	$24.79		$33.36	$26.44		$35.89	$48.10	$38.64
Total return (b)	(25.69	)%(c)	27.92%	(24.58)%		(23.64)%	25.90%	1.98%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,048,688		$1,218,137	$1,118,901		$929,834	$1,482,094	$1,283,326
Ratio of gross expenses to average net assets	0.39	%(d)	0.40%	0.39%		0.39%	0.39%	0.38%
Ratio of net expenses to average net assets	0.35	%(d)	0.35%	0.35%		0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense, to average net assets	0.35	%(d)	0.35%	0.35%		0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	1.27	%(d)	1.70%	2.30%		1.99%	1.24%	1.23%
Portfolio turnover rate (e)	21	%(c)	24%	18%		15%	10%	6%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Rare Earth/Strategic Metals ETF#
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$16.90		$13.68	$25.49	$35.98	$52.92	$60.40
Income from investment operations:
Net investment income	0.10		0.12	0.51	0.65	0.35	0.88
Net realized and unrealized gain (loss) on investments	0.59		3.48	(11.68)	(10.75)	(17.21)	(7.44)
Total from investment operations	0.69		3.60	(11.17)	(10.10)	(16.86)	(6.56)
Less:
Dividends from net investment income	—		(0.38)	(0.64)	(0.39)	(0.08)	(0.92)
Net asset value, end of period	$17.59		$16.90	$13.68	$25.49	$35.98	$52.92
Total return (a)	4.08	%(b)	26.35%	(43.76)%	(28.07)%	(31.85)%	(10.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$54,101		$42,663	$28,381	$57,986	$96,243	$174,652
Ratio of gross expenses to average net assets	0.77	%(c)	0.86%	0.82%	0.72%	0.70%	0.66%
Ratio of net expenses to average net assets	0.61	%(c)	0.61%	0.57%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(c)	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.63	%(c)	1.43%	2.01%	1.55%	0.69%	1.59%
Portfolio turnover rate (d)	22	%(b)	104%	49%	37%	31%	44%
	Solar Energy ETF*
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$34.19		$61.64	$67.70	$72.63	$36.38	$55.35
Income from investment operations:
Net investment income	0.25		1.19	0.64	0.51	0.32	1.29
Net realized and unrealized gain (loss) on investments	4.97		(27.21)	(6.11)	(4.99)	36.66	(18.94)
Total from investment operations	5.22		(26.02)	(5.47)	(4.48)	36.98	(17.65)
Less:
Dividends from net investment income	—		(1.24)	(0.59)	(0.45)	(0.73)	(1.32)
Return of capital	—		(0.19)	—	—	—	—
Total dividends and distributions	—		(1.43)	(0.59)	(0.45)	(0.73)	(1.32)
Net asset value, end of period	$39.41		$34.19	$61.64	$67.70	$72.63	$36.38
Total return (a)	15.27	%(b)	(42.22)%	(8.09)%	(6.17)%	101.66%	(31.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,824		$10,256	$18,493	$20,310	$21,788	$10,914
Ratio of gross expenses to average net assets	1.59	%(c)	1.30%	1.08%	1.08%	1.54%	1.86%
Ratio of net expenses to average net assets	0.66	%(c)	0.65%	0.65%	0.65%	0.66%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.39	%(c)	2.69%	0.93%	0.60%	0.58%	3.47%
Portfolio turnover rate (d)	22	%(b)	43%	46%	50%	75%	59%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On July 2, 2012, the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

64

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Steel ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$37.82		$19.52	$35.45	$49.76	$48.85	$47.64
Income from investment operations:
Net investment income	0.78		0.42	1.03	1.13	0.93	1.09
Net realized and unrealized gain (loss) on investments	(0.09)		18.28	(15.92)	(14.28)	0.96	1.20
Total from investment operations	0.69		18.70	(14.89)	(13.15)	1.89	2.29
Less:
Dividends from net investment income	—		(0.40)	(1.02)	(1.16)	(0.94)	(1.08)
Return of capital	—		—	(0.02)	—	(0.04)	—
Total dividends and distributions	—		(0.40)	(1.04)	(1.16)	(0.98)	(1.08)
Net asset value, end of period	$38.51		$37.82	$19.52	$35.45	$49.76	$48.85
Total return (b)	1.82	%(c)	95.77%	(42.03)%	(26.44)%	3.88%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$144,398		$185,324	$44,904	$69,127	$144,312	$153,881
Ratio of gross expenses to average net assets	0.57	%(d)	0.60%	0.69%	0.63%	0.62%	0.60%
Ratio of net expenses to average net assets	0.56	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	3.32	%(d)	1.88%	3.76%	2.43%	2.21%	2.40%
Portfolio turnover rate (e)	18	%(c)	20%	15%	11%	15%	13%
	Unconventional Oil & Gas ETF
	For the						For the Period
	Six Months						February 14,
	Ended						2012 (a) through
	June 30,		For the Year Ended December 31,				December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$18.25		$13.24	$22.12	$28.43	$22.54	$25.02
Income from investment operations:
Net investment income	0.03		0.09	0.32	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	(4.32)		4.98	(8.86)	(6.32)	5.90	(2.49)
Total from investment operations	(4.29)		5.07	(8.54)	(6.02)	6.03	(2.26)
Less:
Dividends from net investment income	—		(0.06)	(0.34)	(0.29)	(0.14)	(0.22)
Net asset value, end of period	$13.96		$18.25	$13.24	$22.12	$28.43	$22.54
Total return (b)	(23.51	)%(c)	38.31%	(38.60)%	(21.18)%	26.77%	(9.04	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$54,434		$59,324	$38,398	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.69	%(d)	0.71%	0.72%	0.67%	1.04%	0.92	%(d)
Ratio of net expenses to average net assets	0.54	%(d)	0.54%	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54	%(d)	0.54%	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net investment income to average net assets	0.52	%(d)	0.63%	1.62%	1.07%	0.89%	1.12	%(d)
Portfolio turnover rate (e)	9	%(c)	23%	22%	11%	11%	35	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Uranium+Nuclear Energy ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$47.55		$45.25	$51.50	$48.11	$41.35	$44.82
Income from investment operations:
Net investment income	1.05		2.08	1.87	1.27	0.80	1.26
Net realized and unrealized gain (loss) on investments	1.70		1.94	(6.63)	3.39	6.29	(2.84)
Total from investment operations	2.75		4.02	(4.76)	4.66	7.09	(1.58)
Less:
Dividends from net investment income	—		(1.72)	(1.49)	(1.27)	(0.33)	(1.89)
Net asset value, end of period	$50.30		$47.55	$45.25	$51.50	$48.11	$41.35
Total return (a)	5.78	%(b)	8.87%	(9.26)%	9.61%	17.18%	(3.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$31,015		$34,076	$39,211	$67,812	$77,778	$78,567
Ratio of gross expenses to average net assets	0.90	%(c)	0.79%	0.70%	0.76%	0.80%	0.67%
Ratio of net expenses to average net assets	0.61	%(c)	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.92	%(c)	3.37%	2.34%	1.89%	1.60%	2.82%
Portfolio turnover rate (d)	5	%(b)	36%	27%	31%	48%	52%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

66

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2017, offers sixty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Group Inc., Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and MV Index Solutions GmbH (“MVIS”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	MVISTM Global Agribusiness Index*
Coal ETF	January 10, 2008	MVISTM Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	MVISTM Global Junior Gold Miners Index*
Natural Resources ETF	August 29, 2008	VanEckTM-Natural Resources Index**
Oil Refiners ETF	August 18, 2015	MVISTM Global Oil Refiners Index*
Oil Services ETF	December 20, 2011	MVISTM US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	MVISTM Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	MVISTM Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	MVISTM Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	MVISTM Global Uranium & Nuclear Energy Index*

*	Published by MV Index Solutions GmbH.
**	Effective April 11, 2017 VanEck™-Natural Resources Index (formerly known as Rogers™-Van Eck Natural Resources Index).

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of
67

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the
68

exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2017 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended June 30, 2017.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at June 30, 2017 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
69

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended June 30, 2017, are as follows:

Fund	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Agribusiness ETF	0.56%	$—	$—
Coal ETF	0.59	9,867	—
Global Alternative Energy ETF	0.62	29,262	—
Gold Miners ETF	0.53	—	—
Junior Gold Miners ETF	0.56	—	—
Natural Resources ETF	0.49	99,133	—
Oil Refiners ETF	0.59	8,775	34,693
Oil Services ETF	0.35	186,517	—
Rare Earth / Strategic Metals ETF	0.57	44,153	—
Solar Energy ETF	0.65	27,403	23,748
Steel ETF	0.55	15,031	—
Unconventional Oil & Gas ETF	0.54	40,335	—
Uranium+Nuclear Energy ETF	0.60	46,349	—

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying fund investments that are also managed by the Adviser. For the period ended June 30, 2017, the Adviser reduced management fees charged by $494,366 due to such investments held in the Junior Gold Miners ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$132,868,197	$130,592,175
Coal ETF	23,403,633	21,329,310
Global Alternative Energy ETF	9,562,091	8,164,953
Gold Miners ETF	558,674,012	729,121,594
Junior Gold Miners ETF	2,381,723,141	2,616,181,260
Natural Resources ETF	26,152,128	24,374,400
Oil Refiners ETF	808,062	596,770
Oil Services ETF	249,721,106	239,511,179
Rare Earth/Strategic Metals ETF	15,219,196	11,996,197
Solar Energy ETF	2,606,824	2,449,518
Steel ETF	34,733,306	31,837,642
Unconventional Oil & Gas ETF	4,994,461	4,850,596
Uranium+Nuclear Energy ETF	2,342,071	1,760,162
70

Note 5—Income Taxes—As of June 30, 2017, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$862,976,226	$131,827,722	$(171,818,040)	$(39,990,318)
Coal ETF	89,046,207	5,050,011	(13,491,922)	(8,441,911)
Global Alternative Energy ETF	99,962,084	16,283,381	(14,062,266)	2,221,115
Gold Miners ETF	9,674,441,593	245,699,059	(1,534,186,686)	(1,288,487,627)
Junior Gold Miners ETF	4,046,881,616	352,896,310	(301,527,442)	51,368,868
Natural Resources ETF	100,540,745	9,298,883	(7,678,488)	1,620,395
Oil Refiners ETF	4,229,015	589,172	(99,165)	490,007
Oil Services ETF	2,044,958,740	—	(869,207,215)	(869,207,215)
Rare Earth / Strategic Metals ETF	64,949,840	6,329,033	(6,995,938)	(666,905)
Solar Energy ETF	17,312,700	932,769	(3,346,962)	(2,414,193)
Steel ETF	181,590,209	8,360,298	(14,336,997)	(5,976,699)
Unconventional Oil & Gas ETF	80,955,729	137,288	(21,271,442)	(21,134,154)
Uranium+Nuclear Energy ETF	32,461,865	3,493,634	(2,439,779)	1,053,855

The tax character of dividends paid to shareholders during the year ended December 31, 2016 was as follows:

	2016 Dividends and Distributions
Fund	Ordinary Income	Return of Capital
Agribusiness ETF	$17,183,700	$—
Coal ETF	1,174,800	—
Global Alternative Energy ETF	1,374,412	—
Gold Miners ETF	24,961,888	—
Junior Gold Miners ETF	156,407,681	—
Natural Resources ETF	1,800,400	—
Oil Refiners ETF	106,950	—
Oil Services ETF	16,268,462	—
Rare Earth/Strategic Metals ETF	959,486	—
Solar Energy ETF	369,437	58,063
Steel ETF	1,869,300	—
Unconventional Oil & Gas ETF	198,450	—
Uranium+Nuclear Energy ETF	1,231,890	—

The tax character of current year distributions will be determined at the end of the current fiscal year.

Qualified late-year losses incurred after October 31, 2016 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2016, the Funds have deferred qualified late year losses to January 1, 2017 for federal tax purposes as follows:

Fund	Late Year Ordinary Losses
Coal ETF	$3,886
Global Alternative Energy ETF	6,427
Junior Gold Miners ETF	64,582,654
Solar Energy ETF	1,831
71

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

At December 31, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective	Post-Effective
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017
Agribusiness ETF	$180,996,963	$449,214,993	$85,630,099	$257,031,280
Coal ETF	21,267,947	268,927,556	18,822,843	155,793,705
Global Alternative Energy ETF	5,526,321	82,144,803	34,193,213	158,919,596
Gold Miners ETF	1,032,848,322	7,361,381,917	1,784,160	388,612,074
Junior Gold Miners ETF	966,258,344	2,644,671,756	—	—
Natural Resources ETF	2,632,443	30,078,513	540,880	1,722,348
Oil Refiners ETF	18,083	—	—	—
Oil Services ETF	17,263,307	9,124,888	—	—
Rare Earth/Strategic Metals ETF	39,391,934	188,468,345	—	—
Solar Energy ETF	6,456,092	30,332,843	8,586,525	19,016,483
Steel ETF	3,166,291	96,307,717	21,020,656	79,176,906
Unconventional Oil & Gas ETF	5,520,025	20,817,139	—	—
Uranium+Nuclear Energy ETF	14,195,083	68,269,684	41,593,262	49,042,636

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2017, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of June 30, 2017, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

72

For the period ended June 30, 2017 the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$37,639,785	$97,396,916
Coal ETF	26,465,404	52,875,964
Global Alternative Energy ETF	5,815,070	2,718,950
Gold Miners ETF	2,587,153,933	4,396,378,193
Junior Gold Miners ETF	1,734,049,453	959,508,370
Natural Resources ETF	12,707,763	9,610,243
Oil Refiners ETF	996,202	—
Oil Services ETF	2,610,069,688	2,431,810,877
Rare Earth / Strategic Metals ETF	13,578,616	5,317,422
Solar Energy ETF	—	—
Steel ETF	24,697,242	67,376,319
Unconventional Oil & Gas ETF	15,631,957	6,751,836
Uranium+Nuclear Energy ETF	—	4,881,091

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except for Natural Resources ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At June 30, 2017, the Adviser owned 2,500 shares of Gold Miners ETF.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

73

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2017 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan pledged as of June 30, 2017:

Gross Amount of Recognized
Liabilities for Securities
Loaned in the Statements of
Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$27,097,890
Global Alternative Energy ETF	22,788,739
Gold Miners ETF	192,006,040
Junior Gold Miners ETF	177,665,632
Natural Resources ETF	1,671,936
Oil Refiners ETF	64,115
Oil Services ETF	124,773,069
Rare Earth / Strategic Metals ETF	10,537,427
Solar Energy ETF	3,005,580
Steel ETF	31,133,566
Unconventional Oil & Gas ETF	5,347,640
Uranium+Nuclear Energy ETF	2,515,587

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—Effective February 14, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to February 14, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

74

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2017
Agribusiness ETF	169	$2,996,298	2.23%	$1,888,048
Coal ETF	73	277,704	2.36	484,588
Global Alternative Energy ETF	113	297,982	2.31	203,644
Gold Miners ETF	70	9,691,530	2.30	735,700
Junior Gold Miners ETF	86	32,720,937	2.28	2,784,515
Natural Resources ETF	156	384,691	2.23	700,147
Oil Refiners ETF	1	125,116	2.31	—
Oil Services ETF	146	2,155,197	2.24	3,759,349
Rare Earth / Strategic Metals ETF	43	300,038	2.29	—
Solar Energy ETF	43	61,900	2.30	—
Steel ETF	163	577,091	2.22	308,937
Uranium+Nuclear Energy ETF	94	130,816	2.16	72,686

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2017, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statement of Operations.

Note 13—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

75

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

JUNE 30, 2017 (unaudited)

At a meeting held on June 9, 2017 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC CSI 300 ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Refiners ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (each, a “Fund” and together, the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to each of VanEck Vectors ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 8, 2017. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors ChinaAMC CSI 300 ETF generally invests in a different group of issuers than the funds in its designated peer group. In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 8, 2017 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds), including the background and experience of the portfolio manager(s) and others involved in the management and administration of the Funds. The Trustees considered the terms of, and scope of services that the Adviser and the Sub-Adviser (with respect to the China Funds) provide under, the Agreements, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding

76

agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co. Ltd., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Funds) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any systematic fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Russia ETF, Russia Small-Cap ETF and Steel ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average and/or the median, of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Africa Index ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ management fees and/or total expense ratios (after the effect of any applicable expense limitation) exceeded the average and/or median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than the fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist. The Trustees also determined that the profits earned by the Adviser with respect to the Funds that were profitable to the Adviser

77

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2017 (unaudited) (continued)

were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the China Funds during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser (and the Sub-Adviser, with respect to those Funds in respect of which the Sub-Adviser had been retained) were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 8, 2017 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

78

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of each Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	HASAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 8, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 8, 2017
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 8, 2017
     ------------------